Exhibit 10.1

                                                                  EXECUTION COPY


                                   $6,580,000

                      AMENDED AND RESTATED CREDIT AGREEMENT

                           Dated as of April 30, 2001

                                      among

                                 MEDIABAY, INC.

                          (f/k/a AUDIO BOOK CLUB, INC.)

                               RADIO SPIRITS, INC.

                                       and

                             AUDIO BOOK CLUB, INC.,

                                  as Borrowers,

                      THE BANKS, FINANCIAL INSTITUTIONS AND
                    OTHER INSTITUTIONAL LENDERS NAMED HEREIN,

                               as Lender Parties,

                                       and

                             ING (U.S.) CAPITAL LLC,

                             as Administrative Agent


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                                TABLE OF CONTENTS
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ARTICLE 1  DEFINITIONS AND ACCOUNTING TERMS...................................................1
 SECTION 1.1 Certain Defined Terms............................................................1
 SECTION 1.2 Computation of Time Periods.....................................................26
 SECTION 1.3 Accounting Terms................................................................26
 SECTION 1.4 Other Definitional Provisions...................................................26
ARTICLE 2  AMOUNTS AND TERMS OF THE ADVANCES  AND THE LETTERS OF CREDIT......................27
 SECTION 2.1 The Advances....................................................................27
 SECTION 2.2 Making the Advances.............................................................28
 SECTION 2.3 Issuance of and Drawings and Reimbursement Under Letters of Credit..............29
 SECTION 2.4 Repayment of Advances...........................................................31
 SECTION 2.5 Termination or Reduction of the Commitments.....................................32
 SECTION 2.6 Prepayments.....................................................................32
 SECTION 2.7 Interest........................................................................34
 SECTION 2.8 Fees............................................................................35
 SECTION 2.9 Increased Costs, Etc............................................................36
 SECTION 2.10 Payments and Computations......................................................37
 SECTION 2.11 Taxes..........................................................................38
 SECTION 2.12 Sharing of Payments, Etc.......................................................40
 SECTION 2.13 Use of Proceeds................................................................41
 SECTION 2.14 Defaulting Lenders.............................................................41
ARTICLE 3  CONDITIONS OF LENDING.............................................................43
 SECTION 3.1 Conditions Precedent to Extension of Revolving Credit Termination Date..........43
 SECTION 3.2 Conditions Precedent to Each Borrowing and Issuance.............................48
 SECTION 3.3 Determinations Under Section 3.1................................................49
ARTICLE 4  REPRESENTATIONS AND WARRANTIES OF THE BORROWERS...................................49
 SECTION 4.1 Organization....................................................................49
 SECTION 4.2 Subsidiaries....................................................................49
 SECTION 4.3 Corporate Power, Authorization..................................................50
 SECTION 4.4 Governmental Authorizations, Approvals..........................................50
 SECTION 4.5 Due Execution, Validity, Enforceability.........................................51
 SECTION 4.6 Financial Statements............................................................51
 SECTION 4.7 Inactive Subsidiaries...........................................................51
 SECTION 4.8 Accurate Information............................................................52
 SECTION 4.9 Litigation......................................................................52
 SECTION 4.10 Regulation U...................................................................52
 SECTION 4.11 ERISA..........................................................................52
 SECTION 4.12 Casualty.......................................................................52
 SECTION 4.13 Environmental Matters..........................................................52
 SECTION 4.14 Restrictive Agreements.........................................................53
 SECTION 4.15 Priority of Liens..............................................................53
 SECTION 4.16 Taxes..........................................................................54
 SECTION 4.17 Compliance with Securities Laws................................................54
 SECTION 4.18  [Intentionally Left Blank.]...................................................54
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 SECTION 4.19 Debt...........................................................................54
 SECTION 4.20 No Defaults, Compliance with Laws..............................................55
 SECTION 4.21 Owned Real Property............................................................55
 SECTION 4.22 Leased Real Property...........................................................55
 SECTION 4.23 Material Contracts.............................................................56
 SECTION 4.24 Investments....................................................................56
 SECTION 4.25 Intellectual Property..........................................................56
 SECTION 4.26 Fees...........................................................................56
 SECTION 4.27 Government Consents for Conduct of Business....................................57
ARTICLE 5  AFFIRMATIVE COVENANTS.............................................................57
 SECTION 5.1 Compliance with Law.............................................................57
 SECTION 5.2 Payment of Taxes, Etc...........................................................57
 SECTION 5.3 Compliance with Environmental Laws..............................................58
 SECTION 5.4 Preparation of Environmental Reports............................................58
 SECTION 5.5 Maintenance of Insurance........................................................59
 SECTION 5.6 Preservation of Corporate Existence, Etc........................................59
 SECTION 5.7 Rights..........................................................................59
 SECTION 5.8 Keeping of Books................................................................60
 SECTION 5.9 Maintenance of Properties, Etc..................................................60
 SECTION 5.10 Compliance with Terms of Leaseholds............................................60
 SECTION 5.11 Performance of Material Contracts..............................................60
 SECTION 5.12 Transactions with Affiliates...................................................60
 SECTION 5.13 Agreement to Grant Additional Security.........................................60
 SECTION 5.14 Borrow's Account...............................................................62
ARTICLE 6  NEGATIVE COVENANTS................................................................62
 SECTION 6.1 Liens, Etc......................................................................63
 SECTION 6.2 Debt............................................................................64
 SECTION 6.3 Accounts Payable................................................................66
 SECTION 6.4 Fundamental Changes.............................................................66
 SECTION 6.5 Sales, Etc. of Assets...........................................................66
 SECTION 6.6 Investments in Other Persons....................................................67
 SECTION 6.7 Dividends, Etc..................................................................68
 SECTION 6.8 Change in Nature of Business....................................................69
 SECTION 6.9 Charter Amendments..............................................................69
 SECTION 6.10 Accounting Changes.............................................................69
 SECTION 6.11 Prepayments, Etc. of Debt......................................................69
 SECTION 6.12 Amendment, Etc. of Material Contracts, Including Debt..........................69
 SECTION 6.13 Negative Pledge................................................................70
 SECTION 6.14 Partnerships, New Subsidiaries.................................................70
 SECTION 6.15 Speculative Transactions.......................................................71
 SECTION 6.16 Capital Expenditures...........................................................71
 SECTION 6.17 Issuance of Stock..............................................................71
 SECTION 6.18 Management Fees................................................................72
 SECTION 6.19 Senior Subordinated Debt Payments..............................................72
 SECTION 6.20 Herrick Senior Secured Note Payments...........................................72
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                                TABLE OF CONTENTS

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ARTICLE 7  REPORTING REQUIREMENTS............................................................72
 SECTION 7.1 Default Notice..................................................................72
 SECTION 7.2 Monthly Financials..............................................................73
 SECTION 7.3 Quarterly Financials............................................................73
 SECTION 7.4 Annual Financials...............................................................74
 SECTION 7.5 ERISA Events and ERISA Reports..................................................74
 SECTION 7.6 Plan Terminations...............................................................74
 SECTION 7.7 Actuarial Reports...............................................................75
 SECTION 7.8 Plan Annual Reports.............................................................75
 SECTION 7.9 Annual Plan Summaries...........................................................75
 SECTION 7.10 Multiemployer Plan Notices.....................................................75
 SECTION 7.11 Litigation.....................................................................75
 SECTION 7.12 Securities Reports.............................................................75
 SECTION 7.13 Creditor Reports...............................................................76
 SECTION 7.14 Agreement Notices..............................................................76
 SECTION 7.15 Revenue Agent Reports..........................................................76
 SECTION 7.16 Environmental Conditions.......................................................76
 SECTION 7.17 Real Property..................................................................76
 SECTION 7.18 Insurance......................................................................76
 SECTION 7.19 Borrowing Base Reports and Certificates........................................77
 SECTION 7.20 Management Letters.............................................................78
 SECTION 7.21 Permitted Acquisition Documents................................................77
 SECTION 7.22 Other Information..............................................................77
 SECTION 7.23 Cash Flow Projections..........................................................77
 SECTION 7.24 Receivables Report.............................................................77
 SECTION 7.25 Periodic Audit.................................................................78
ARTICLE 8  FINANCIAL COVENANTS...............................................................78
 SECTION 8.1 Minimum EBITDA..................................................................78
ARTICLE 9  EVENTS OF DEFAULT.................................................................79
 SECTION 9.1 Payment.........................................................................79
 SECTION 9.2 Representations and Warranties..................................................79
 SECTION 9.3 Certain Covenants...............................................................79
 SECTION 9.4 Other Covenants.................................................................79
 SECTION 9.5 Other Defaults..................................................................79
 SECTION 9.6 Bankruptcy, Etc.................................................................80
 SECTION 9.7 Judgments.......................................................................80
 SECTION 9.8 Loan Documents..................................................................80
 SECTION 9.9 Liens...........................................................................80
 SECTION 9.10 Change of Control..............................................................80
 SECTION 9.11 ERISA Events...................................................................81
 SECTION 9.12 Subordination Provisions.......................................................81
 SECTION 9.13 Management.....................................................................81
 SECTION 9.14 Borrowing Base Deficiency......................................................81
 SECTION 9.15 Note Escrow Agreement..........................................................82
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                                TABLE OF CONTENTS

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ARTICLE 10  THE ADMINISTRATIVE AGENT.........................................................82
 SECTION 10.1 Authorization and Action.......................................................83
 SECTION 10.2 Agent's Reliance, Etc..........................................................83
 SECTION 10.3 ING and Affiliates.............................................................84
 SECTION 10.4 Lender Party Credit Decision...................................................84
 SECTION 10.5 Indemnification................................................................84
 SECTION 10.6 Successor Administrative Agents................................................85
 SECTION 10.7 Events of Default..............................................................86
ARTICLE 11  MISCELLANEOUS....................................................................86
 SECTION 11.1 Amendments, Etc................................................................86
 SECTION 11.2 Notices Etc....................................................................87
 SECTION 11.3 No Waiver; Remedies; Counterclaims.............................................89
 SECTION 11.4 Costs and Expenses.............................................................89
 SECTION 11.5 Right of Set-off...............................................................90
 SECTION 11.6 Binding Effect.................................................................91
 SECTION 11.7 Assignments and Participations.................................................91
 SECTION 11.8 Execution in Counterparts......................................................94
 SECTION 11.9 No Liability of the Issuing Bank...............................................94
 SECTION 11.10 Confidentiality...............................................................94
 SECTION 11.11 Survival of Agreements and Representations; Construction......................95
 SECTION 11.12 Assurances....................................................................95
 SECTION 11.13 Severability..................................................................95
 SECTION 11.14 JURISDICTION, ETC.............................................................96
 SECTION 11.15 GOVERNING LAW.................................................................96
 SECTION 11.16 WAIVER OF JURY TRIAL..........................................................96
 SECTION 11.17 FINAL AGREEMENT...............................................................97
 SECTION 11.18 Amendment, Restatement and Waiver.............................................97
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                                TABLE OF CONTENTS

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EXHIBITS

Exhibit A    -    Form of Assignment and Acceptance
Exhibit B    -    Form of Revolving Credit Note
Exhibit C    -    Form of Compliance Certificate
Exhibit D    -    Form of Notice of Borrowing
Exhibit E    -    Form of Security Agreement
Exhibit F    -    Form of Borrowing Base Certificate
Exhibit G    -    Form of Intellectual Property Security Agreement
Exhibit H    -    Form of Subsidiary Guaranty
Exhibit I    -    Prior Loan Default Letter

SCHEDULES

Schedule I        Commitments and Applicable Lending Offices
Schedule 4.2      Organization and Subsidiaries
Schedule 4.4      Required Authorizations and Approvals
Schedule 4.7      Inactive Subsidiaries
Schedule 4.9      Disclosed Litigation
Schedule 4.11     Welfare Plans
Schedule 4.13     Environmental Assessment Reports
Schedule 4.14     Restrictive Agreements
Schedule 4.16     Open Tax Years
Schedule 4.19(a)  Existing Debt
Schedule 4.19(b)  Surviving Debt
Schedule 4.20     No Defaults
Schedule 4.21     Owned Real Estate
Schedule 4.22     Leased Real Estate
Schedule 4.23     Material Contracts
Schedule 4.24     Investments
Schedule 4.25     Intellectual Property
Schedule 5.5      Insurance
Schedule 5.12     Certain Transactions
Schedule 6.1(c)   Liens
Schedule 6.6(a)   Investments in Subsidiaries
Schedule 6.17     Existing Issuances, Etc. of Stock
Schedule 6.19     Senior Subordinated Debt Holders

                      AMENDED AND RESTATED CREDIT AGREEMENT

          AMENDED AND RESTATED CREDIT AGREEMENT, dated as of April 30, 2001, by and among MediaBay, Inc. (f/k/a Audio Book Club, Inc.), a Florida corporation
("MediaBay" or the "Company"), Radio Spirits, Inc., a Delaware corporation ("Radio Spirits"), and Audio Book Club, Inc., a Delaware corporation ("Audio Book Club," and together with MediaBay and Radio Spirits, the "Borrowers" and each individually, a "Borrower"), the banks, financial institutions and other institutional lenders listed on the signature pages hereof as the Lender Parties (the "Lender Parties"), ING (U.S.) CAPITAL LLC, as issuing bank ("Issuing Bank") and as administrative agent (together with any successor appointed pursuant to Article 10, the "Administrative Agent") for the Lender Parties (the "Credit Agreement").

                             PRELIMINARY STATEMENTS:

     MediaBay desires to amend and restate the terms and provisions of the Credit Agreement, dated as of December 31, 1998 (as amended by Amendment and Supplement No. 1 to the Credit Agreement dated as of June 14, 1999, Amendment No. 2 to the Credit Agreement dated as of November 10, 1999, Amendment No. 3 to the Credit Agreement dated as of April 4, 2000, Amendment No. 4 to the Credit Agreement dated as of July 29, 2000, Amendment No. 5 to the Credit Agreement dated as of August 9, 2000, and Amendment No. 6 to the Credit Agreement dated as of November 30, 2000, the "Prior Credit Agreement"), among MediaBay, the banks, financial institutions and other institutional lenders named therein as Initial Lenders and Fleet National Bank as Initial Issuing Bank, Swing Line Bank and Administrative Agent, in the form hereof in order to, among other things, extend the Revolving Credit Termination Date to September 30, 2002 and to add Radio Spirits and Audio Book Club as Borrowers.

     NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein, the parties hereto hereby agree as follows:

                                   ARTICLE 1

                        DEFINITIONS AND ACCOUNTING TERMS

     SECTION 1.1 Certain Defined Terms. As used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

     "Acquisition Puts" means the obligation of any Borrower or any of its Subsidiaries to repurchase any of such Borrower's Common Stock or other Equity Interests as and may be required as a result of any acquisition and as set forth on Schedule 6.17.

     "Additional Collateral Documents" has the meaning specified in Section 5.13(e).

     "Administrative Agent" has the meaning specified in the recital of parties to this Agreement.

     "Administrative Agent's Account" means the account of the Administrative Agent maintained by the Administrative Agent with The Chase Manhattan Bank, Account Name: ING

(U.S.) Capital LLC, Account No. 066-297-311, Attention: Sue Mack or such other account as Administrative Agent shall designate in writing.

     "Advance" means a Revolving Credit Advance or a Letter of Credit Advance.

     "Affiliate" means, as to any Person, any other Person that, directly or indirectly, controls, is controlled by or is under common control with such
Person or is a director or officer of such Person. For purposes of this definition, (a) the term "control" (including the terms "controlling," "controlled by" and "under common control with") of a Person means the possession, direct or indirect, of the power to vote 50% or more of the Voting Stock of such Person or to direct or cause the direction of the management and policies of such Person, whether through the ownership of Voting Stock, by contract or otherwise and (b) the families of any one or more of Norton Herrick, Howard Herrick and Michael Herrick shall be deemed to be Affiliates of each of them. Without limiting the foregoing, a trust shall be deemed an Affiliate of the trust's trustee.

     "After-Acquired Mortgaged Property" means any parcel (or adjoining parcels) of real property (including any leaseholds) acquired by any Loan Party after the Effective Date subject to a Mortgage granted to the Administrative Agent for the benefit of the Secured Parties pursuant to Section 5.13.

     "Applicable Lending Office" means, with respect to each Lender Party, such Lender Party's Domestic Lending Office.

     "Applicable Margin" means at any time and from time to time for Prime Rate Advances a percentage per annum equal to 2.00%.

     "Asset Disposition" shall mean the disposition of any or all of the fixed assets of any Borrower or any of its Subsidiaries whether by sale, lease, transfer, loss, damage, destruction, condemnation or otherwise; provided, however, that for purposes of Section 2.6(b), the term "Asset Disposition" shall not include any sale, lease, transfer or other disposition of Inventory in the ordinary course of business or any sale pursuant to Section 6.5(b), (e) or (f).

     "Assignment and Acceptance" means an assignment and acceptance entered into by a Lender Party and an Eligible Assignee, and accepted by the Administrative Agent and, so long as no Event of Default shall have occurred and be continuing, by the Borrowers, in accordance with Section 11.7 and in substantially the form of Exhibit A hereto.

     "Audio Book Club" has the meaning specified in the recital of parties to this Agreement.

     "Available Amount" of any Letter of Credit means, at any time, the maximum amount available to be drawn under such Letter of Credit at such time (assuming compliance at such time with all conditions to drawing).

     "Bank Hedge Agreement" means any interest rate Hedge Agreement permitted under this Agreement that is entered into by and between the Borrowers and any Lender.

     "Borrower(s)" has the meaning specified in the recital of parties to this Agreement.

     "Borrowers' Account" means the account of the Borrowers maintained by the Borrowers with Fleet National Bank at its office at One Federal Street, Boston, Massachusetts 02110, Account No. 9417544039.

     "Borrowing" means a Revolving Credit Borrowing.

     "Borrowing Base" on any date means the sum of (i) 70% of the value of the net Eligible Receivables plus (ii) 40% of the value of the net Eligible Inventory, in each case set forth in the most recent Borrowing Base Certificate delivered to the Administrative Agent pursuant to the terms of this Agreement on or prior to such date.

     "Borrowing Base Certificate" means a certificate in substantially the form of Exhibit F hereto, duly certified by the Chief Financial Officer of MediaBay.

     "Borrowing Base Deficiency" means, at any time, the failure of the Borrowing Base at such time to equal or exceed the lesser of (a) the aggregate principal amount of the Revolving Credit Advances and the Letter of Credit Advances outstanding at such time plus the aggregate Available Amount under all Letters of Credit outstanding at such time or (b) $5,000,000.

     "Business Day" means a day of the year on which banks are not required or authorized by law to close in New York, New York.

     "Capital Expenditures" means, for any Person for any period, the sum of all expenditures made, directly or indirectly, by such Person or any of its Subsidiaries during such period for Equipment, fixed assets, real property or improvements, and including computer software and internet development costs or other costs typically treated as capital expenditures pursuant to GAAP, or for replacements or substitutions therefor or additions thereto, that have been or should be, in accordance with GAAP, reflected as additions to property, plant or Equipment on a Consolidated balance sheet of such Person; provided, that Capital Expenditures shall not include capital expenditures to the extent that such expenditures constitute a reinvestment of Net Cash Proceeds from any Asset Disposition permitted under this Agreement in similar fixed assets, which investment is made before or within one hundred eighty days after receipt of such Net Cash Proceeds.

     "Capitalized Leases" means all leases that have been or should be, in accordance with GAAP, recorded as capitalized leases.

     "Cash Equivalents" means any of the following, to the extent owned by a Borrower or any of its Subsidiaries, free and clear of all Liens other than Liens created under the Collateral Documents: (a) readily marketable direct obligations of the Government of the United States or any agency or instrumentality thereof or obligations unconditionally guaranteed by the full faith and credit of the Government of the United States having a maturity of not greater than one year from the date of issuance thereof, (b) insured certificates of deposit of or time deposits having a maturity of not greater than one year from the date of issuance thereof with , or overnight Federal Funds transactions that are issued or sold by, any commercial bank that is a Lender Party or a member of the Federal Reserve System that issues (or the parent of which issues) commercial paper rated as described in clause (c) and is organized under the laws of the United States or any

State thereof and has combined capital and surplus of at least 500 million, (c) commercial paper, including asset-backed commercial paper, having a maturity of not greater than one year from the date of issuance thereof, in an aggregate amount of no more than $2,500,000 per issuer outstanding at any time, issued by any corporation organized under the laws of any State of the United States and rated at least "Prime-1" (or the then equivalent grade) by Moody's Investors Service, Inc. or "A-1" (or the then equivalent grade) by Standard & Poor's Ratings Group or an equivalent rating of any other nationally recognized rating agency, (d) eurodollar time deposits maturing not more than one year after such time with any commercial bank of the stature referred to in clause (b) above;
(e) any repurchase agreement entered into with any commercial bank of the stature referred to in clause (b) or a registered broker/dealer of the stature referred to in clause (f) below which is (i) secured by a perfected security interest in any obligation of the type described in any of the clauses (a) through (d) and (ii) has a market value at the time such repurchase agreements is entered into of not less than 100% of the repurchase obligation of such commercial bank or broker/dealer thereunder, (f) investments in short-term asset management accounts managed by any commercial bank of the stature referred to in clause (b) or a registered securities broker/dealer having regulatory net capital, as per its most recently filed FOCUS report, of not less than $100,000 million which are invested in indebtedness of any state or municipality of the United States and which are rated under one of the two highest ratings from any nationally recognized rating agency and/or general investment contracts and/or investments of the type described in clauses (a) through (e) above or (g) insured money market funds investing primarily in investments of the types described in clauses (a) through (f).

     "CERCLA" means the Comprehensive Environmental Response, Compensation and Liability Act of 1980, 42 U.S.C.ss.9601 et seq., as amended from time to time.

     "CERCLIS" means the Comprehensive Environmental Response, Compensation and Liability Information System maintained by the U.S. Environmental Protection Agency.

     "Change of Control" means any of the following: (a) Norton Herrick, Michael Herrick and/or Howard Herrick, together with their Affiliates, shall at any time cease to own and control at least 15% of the common stock of MediaBay outstanding at any time after the date hereof; or (b) Radio Spirits or Audio Book Club cease to be Wholly-Owned Subsidiaries of MediaBay; or (c) during any period, individuals who on the Effective Date constituted the Board of Directors of any Borrower shall cease for any reason to constitute at least a majority thereof unless the election, or the nomination for election by such Borrower's shareholders, of each new director shall be approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period, or (d) Norton Herrick or any trust of which he is a beneficiary shall at any time at any time after the Effective Date cease to own and control at least 2,960,000 shares of the common stock of MediaBay. For purposes of this definition "control", when used with respect to any specified Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract, by family relationship or otherwise; and the terms "controlling" and "controlled" have the meanings correlative to the foregoing.

     "Collateral" means all "Collateral" referred to in the Collateral Documents and all other property that is or is intended to be subject to any Lien in favor of the Administrative Agent for the benefit of the Secured Parties.

     "Collateral Documents" means the Security Agreement, the Intellectual Property Security Agreement, each Collateral Assignment of Lease, the Mortgages and any other agreement that creates or purports to create a Lien in favor of the Administrative Agent for the benefit of the Secured Parties, including the Additional Collateral Documents delivered pursuant to Section 5.13.

     "Commitment" means a Revolving Credit Commitment or a Letter of Credit Commitment.

     "Company" has the meaning specified in the recital of parties to this Agreement.

     "Compliance Certificate" with respect to the Borrowers and their Subsidiaries, a certificate in substantially the form of Exhibit C hereto to the effect that: (a) as of the effective date of the certificate, no Default or Event of Default under this Agreement exists or would exist after giving effect to the action intended to be taken by any Loan Party, as described in such certificate, including, without limitation, that the covenant set forth in
Article 8 hereof would not be breached after giving effect to such action, together with a calculation in reasonable detail, and in form reasonably satisfactory to the Administrative Agent, of such compliance, and (b) the representations and warranties contained in Article 4 hereof are true and with the same effect as though such representations and warranties were made on the date of such certificate, unless stated to relate to a specific earlier date in which case such specified representations and warranties shall be true and correct as of such earlier date, and, except for changes in the ordinary course of business not prohibited by this Agreement, none of which, either singly or in the aggregate, have had a Material Adverse Effect on the Borrowers and their Subsidiaries taken as a whole, which certificate shall be executed and delivered by the chief financial officer of each of the Borrowers.

     "Confidential Information" means information that any Borrower furnishes to the Administrative Agent or any Lender Party other than any such information that is or becomes generally available to the public other than as a result of a breach by the Administrative Agent or any Lender Party of its obligations hereunder or that is or becomes available to the Administrative Agent or such Lender Party from a source other than a Borrower that is not, to the best of the Administrative Agent's or such Lender Party's knowledge, acting in violation of a confidentiality agreement with the Borrowers, provided that Confidential
Information shall include the Information Memorandum and all projections, forecasts, budgetary data, business plans and other forward-looking information of the Borrowers and their Subsidiaries unless such information becomes publicly available as described above.

     "Consolidated" refers to the consolidation of accounts, in accordance with GAAP, of any Person and all of its Subsidiaries, and if not specified, the Borrowers and all of their Subsidiaries.

     "Consolidated Debt to EBITDA" has the same meaning as Consolidated Debt to EBITDA Ratio.

     "Consolidated Debt to EBITDA Ratio" means, for any fiscal quarter of a Borrower, a ratio of (a) Debt of such Borrower and its Subsidiaries as at the end of such fiscal quarter to (b)

EBITDA for the most recently completed four fiscal quarters of such Borrower and its Subsidiaries.

     "Current Assets" of any Person means all assets of such Person that would, in accordance with GAAP, be classified as current assets of a company conducting a business the same as or similar to that of such Person, after deducting adequate reserves in each case in which a reserve is proper in accordance with GAAP.

     "Current Liabilities" of any Person means (a) Debt of such Person, except Funded Debt, that by its terms is payable on demand or matures within one year after the date of determination (excluding any Debt renewable or extendible, at the option of such Person, to a date more than one year from such date or arising under a revolving credit or similar agreement that obligates the lender or lenders to extend credit during a period of more than one year from such date), (b) all amounts of Funded Debt of such Person required to be paid or prepaid within one year after such date and (c) all other items (including taxes accrued as estimated) that in accordance with GAAP would be classified as current liabilities of such Person.

     "Debt" of any Person means, without duplication, the following:

          (a) all indebtedness of such Person for borrowed money;

          (b) all Obligations of such Person for the deferred purchase price of property or services other than accounts payable and accrued expenses included in Current Liabilities which payables and expenses were incurred in respect of property or services purchased in the ordinary course of business;

          (c) all Obligations of such Person evidenced by notes, bonds, debentures or other similar borrowing or securities instruments;

          (d) all Obligations of such Person created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property);

          (e) all Obligations of such Person as lessee under Capitalized Leases;

          (f) all Obligations, contingent or otherwise, of such Person under acceptance, letter of credit or similar facilities;

          (g) all Obligations of such Person to purchase, redeem, retire, defease or otherwise make any payment in respect of any capital stock of or other ownership or profit interest in such Person or any other Person or any warrants, rights or options to acquire such capital stock other than the Obligations of any Borrower or its Subsidiaries pursuant to the Acquisition Puts, provided that in the event such Acquisition Puts are converted into indebtedness of such Borrower or its Subsidiaries any such amounts owed in respect thereof shall be deemed to be "Debt";

          (h) all Debt of others referred to in clauses (a) through (g) above or clause (i) below guaranteed directly or indirectly in any manner by such Person, or in effect guaranteed directly or indirectly by such Person through an agreement (A) to pay or purchase such Debt or to advance or supply funds for the payment or purchase of such Debt, (B) to purchase, sell or lease (as lessee or lessor) property, or to purchase or sell services, primarily for the purpose of enabling the debtor to make payment of such Debt or to assure the holder of such Debt against loss, (C) to supply funds to or in any other manner invest in the debtor (including any agreement to pay for property or services irrespective of whether such property is received or such services are rendered) primarily for the purpose of enabling the debtor to make payment of such Debt or to assure the holder of such Debt against loss, or (D) otherwise to assure a creditor against loss; and

          (i) all Debt referred to in clauses (a) through (h) above of another Person secured by (or for which the holder of such Debt has an existing right, contingent or otherwise, to be secured by) any Lien on property (including, without limitation, accounts, contract rights or inventory) owned by such Person, even though such Person has not assumed or become liable for the payment of such Debt;

provided, however, that for purposes of clarification, customary indemnities issued by any Borrower or its Subsidiaries in the ordinary course of business shall not be deemed to be Debt.

     "Debt Issuance" means any issuance or sale or other incurrence by any Borrower or any of its Subsidiaries of any Debt; provided, however, that for purposes of determination of Net Cash Proceeds under Section 2.6(b)(iii), the term "Debt Issuance" shall not include the incurrence of Debt permitted under
Section 6.2.

     "Default" means any Event of Default or any event that would constitute an Event of Default but for the requirement that notice be given or time elapse or both.

     "Defaulted Advance" means, with respect to any Lender Party at any time, the portion of any Advance required to be made by such Lender Party to the Borrowers pursuant to Section 2.1 or 2.2 at or prior to such time which has not been made by such Lender Party or by the Administrative Agent for the account of such Lender Party pursuant to Section 2.2(e) as of such time. In the event that a portion of a Defaulted Advance shall be deemed made pursuant to Section 2.15(a), the remaining portion of such Defaulted Advance shall be considered a Defaulted Advance originally required to be made pursuant to Section 2.1 on the same date as the Defaulted Advance so deemed made in part.

     "Defaulted Amount" means, with respect to any Lender Party at any time, any amount required to be paid by such Lender Party to the Administrative Agent or any other Lender Party hereunder or under any other Loan Document at or prior to such time which has not been so paid as of such time, including, without limitation, any amount required to be paid by such Lender Party to (a) the Issuing Bank pursuant to Section 2.3(c) to purchase a portion of a Letter of Credit Advance made by the Issuing Bank, (b) the Administrative Agent pursuant to Section 2.2(e) to reimburse the Administrative Agent for the amount of any Advance made by the Administrative Agent for the account of such Lender Party,
(c) any other Lender Party pursuant to Section 2.13 to purchase any participation in Advances owing to such other Lender Party and (d) the

Administrative Agent or the Issuing Bank pursuant to Section 10.5 to reimburse the Administrative Agent or the Issuing Bank for such Lender Party's ratable share of any amount required to be paid by the Lender Parties to the Administrative Agent or the Issuing Bank as provided therein. In the event that a portion of a Defaulted Amount shall be deemed paid pursuant to Section 2.15(b), the remaining portion of such Defaulted Amount shall be considered a Defaulted Amount originally required to be paid hereunder or under any other Loan Document on the same date as the Defaulted Amount so deemed paid in part.

     "Defaulting Lender" means, at any time, any Lender Party that, at such time, (a) owes a Defaulted Advance or a Defaulted Amount or (b) shall take any action or be the subject of any action or proceeding of a type described in
Section 9.6.

     "Disclosed Litigation" has the meaning specified in Section 4.9.

     "Disposal" means the discharge, deposit, injection, dumping, spilling, leaking or placing of any solid waste or hazardous waste, as those terms are defined by any federal, state, local or foreign law, into or on any land or water so that such solid waste or hazardous waste or any constituents thereof may enter the environment or be emitted into the air or discharged into any waters, including ground waters.

     "Domestic Lending Office" means, with respect to any Lender Party, the office of such Lender Party specified as its "Domestic Lending Office" opposite its name on Schedule I hereto or in the Assignment and Acceptance pursuant to which it became a Lender Party, as the case may be, or such other office of such Lender Party as such Lender Party may from time to time specify to the Borrowers and the Administrative Agent.

     "Domestic Subsidiary" means any Subsidiary organized under the laws of the United States of America or any State thereof.

     "EBITDA" means, for any period, the sum, determined on a Consolidated basis, of (i) net income (or net loss), (ii) Interest Expense, (iii) income tax expense, (iv) depreciation expense, (v) extraordinary and nonrecurring losses and (vi) amortization expense, minus extraordinary and nonrecurring gains (in each case determined in accordance with GAAP) plus (i) the pro forma effect on EBITDA for such period of any Permitted Acquisition made by a Borrower (such pro forma effect to be reasonably acceptable to the Administrative Agent) and (ii) non-cash stock compensation, provided that, as required by the last sentence of
Section 1.3, EBITDA shall be adjusted for the effect of reporting advertising expenses and New Member Acquisition Costs as expensed as incurred.

     "Effective Date" has the meaning specified in Section 11.18(a).

     "Eligible Assignee" means with respect to any Facility (other than the Letter of Credit Facility), (a) a Lender; (b) an Affiliate of a Lender; and (c) subject to the prior approval of the Administrative Agent and, so long as no Event of Default shall have occurred and be continuing, the Borrowers, such approval by the Borrowers not to be unreasonably withheld or delayed, (i) a commercial bank organized under the laws of the United States, or any State thereof, and having total assets in excess of $500,000,000; (ii) a savings and loan association or savings bank organized under the laws of the United States, or any State thereof, and having total assets in excess of $500,000,000; (iii) a commercial bank organized under the laws of any other country that is a member of the OECD or has concluded special lending arrangements with the International Monetary Fund associated with its General Arrangements to Borrow or of the Cayman Islands, or a political subdivision of any such country, and having total assets in excess of $500,000,000, so long as such bank is acting through a branch or agency located in the United States; (iv) the central bank of any country that is a member of the OECD; and (v) a finance company, insurance company or other financial institution or fund (whether a corporation, partnership, trust or other entity) that is engaged in making, purchasing or otherwise investing in commercial loans in the ordinary course of its business and having total assets in excess of $500,000,000; and, with respect to the Letter of Credit Facility, a Person that is an Eligible Assignee under subclause (i) or (iii) of clause (c) of this definition and is approved by the Administrative Agent and the Borrowers, such approval by the Borrowers not to be unreasonably withheld or delayed; provided, however, that no Loan Party or Affiliate of a Loan Party shall qualify as an Eligible Assignee under this definition.

     "Eligible   Inventory"  means  Inventory  of  a  Borrower  located  in  the continental United States (minus any reserves reasonably requested by the Administrative Agent) as to which (a) such Borrower has acquired title, (b) the Lenders have a first and only perfected security interest and (c) such Borrower shall have furnished to the Administrative Agent information adequate for purposes of identification at times and in form and substance as may be reasonably requested by the Administrative Agent; provided, that Inventory shall not constitute Eligible Inventory (i) if and when such Borrower sells it, otherwise passes title thereto or consumes it, (ii) if the Lenders release their security interest therein, or (iii) to the extent that it (A) is obsolete or not currently useable or salable in the ordinary course of such Borrower's business,
(B) is produced in violation of the Fair Labor Standards Act and subject to the so-called "hot goods" provision contained in Title 29, ss.215(a) (1) of the United States Code, (C) constitutes raw materials or work in process (i.e. is other than "finished goods"), or (D) is Inventory held for consumption by such Borrower or a Subsidiary of such Borrower and not for sale in the ordinary course of business. Any Inventory which is Eligible Inventory at any time, but which subsequently fails to meet any of the foregoing requirements, shall forthwith cease to be Eligible Inventory until such time as it once again meets all of the foregoing requirements.

     "Eligible Receivables" means only such Receivables of a Borrower as the Administrative Agent, in its reasonable judgment, shall from time to time elect to consider Eligible Receivables for purposes of this Agreement. The value of such Receivables shall be determined by the Administrative Agent in its reasonable judgment taking into consideration, among other factors, their book value determined in accordance with GAAP, including, not by limitation, reserves with respect to such Receivables arising from bill-and-hold, guaranteed sale, sale-or-return, sale on consignment basis or otherwise. By way of example only (without deducting amounts more than once), and without limiting the discretion of the Administrative Agent to consider any Receivables not to be Eligible Receivables, the Administrative Agent shall consider any of the following classes of Receivables not to be Eligible Receivables:

          (a) Receivables that do not arise out of sales of goods or rendering of services in the ordinary course of such Borrower's business;

          (b) Receivables on terms other than those normal or customary in such Borrower's business;

          (c) Receivables owing from any Person that is an Affiliate of such Borrower;

          (d) Receivables more than 60 days past the date due, with respect to retail Receivables, or more than 90 days past the original invoice date, with respect to consumer Receivables;

          (e) Retail Receivables owing from any one retail customer from which more than 50% of the retail Receivables owing from such customer is more than 60 days past due;

          (f) Receivables owing from any Person that shall take or be the subject of any action or proceeding of a type described in Section 9.6;

          (g) Receivables (i) owing from any Person that is also a supplier to or creditor of such Borrower unless such Person has waived any right of set-off in a manner reasonably acceptable to the Administrative Agent or
     (ii) representing any manufacturer's or supplier's credits, discounts, incentive plans or similar arrangements entitling such Borrower to discounts on future purchases therefrom;

          (h) Receivables owing from an account debtor that is an agency, department or instrumentality of the United States or any State thereof unless such Borrower shall have satisfied the requirements of the Assignment of Claims Act of 1940, as amended, and any similar State legislation and the Administrative Agent is satisfied as to the absence of set-offs, counterclaims and other defenses on the part of such account debtor;

          (i)   Receivables   the  full  and   timely   payment   of  which  the
     Administrative Agent in its reasonable judgment, after consultation with such Borrower, believes to be doubtful; and

          (j) Receivables in respect of which the Security Agreement, after giving effect to the related filings of financing statements that have then been made, if any, does not or has ceased to create a valid and perfected first and only priority lien or security interest in favor of the Secured Parties securing the Secured Obligations.

     "Environmental Action" means any action, suit, demand, demand letter, claim, notice of non-compliance or violation, notice of liability or potential liability, investigation, proceeding, consent order or consent agreement relating in any way to any Environmental Law, any Environmental Permit or Hazardous Material or arising from alleged injury or threat to public health and safety or the environment, including, without limitation, (a) by any governmental or regulatory authority or third party for enforcement, cleanup, Removal, Response, Remedial or other actions or damages and (b) by any governmental or regulatory authority or third party for damages, contribution, indemnification, cost recovery, compensation or injunctive relief.

     "Environmental Law" means any international or transnational law, federal, state, local or foreign statute, law, ordinance, rule, regulation, code, order, writ, judgment, injunction, decree or judicial or agency interpretation, policy or guidance relating to pollution or protection of the environment or natural resources, including, without limitation, those relating to the use, handling, transportation, treatment, storage, disposal, threatened release, release or discharge of Hazardous Materials.

     "Environmental Permit" means any permit, approval, identification number, license or other authorization required under any Environmental Law.

     "Equipment" has the meaning specified in Section 1(a) of the Security Agreement.

     "Equity Issuance" means any issuance or sale by a Borrower or any of its Subsidiaries of its capital stock or other equity securities or any obligations convertible into or exchangeable for, or giving any Person a right, option or warrant to acquire such stock, securities or such convertible or exchangeable obligations; provided, however, that for purposes of Section 2.6(b)(iii), the term "Equity Issuance" shall not include any issuance or sale of (a) Equity Interests of such Borrower to any Person as consideration paid in connection with a Permitted Acquisition; (b) Equity Interests of such Borrower issued on or before the Effective Date in connection with any acquisition which are consistent with the provisions of Section 6.17 and disclosed on Schedule 6.17 hereto; (c) common stock of such Borrower issued to any director of such Borrower required by applicable law in connection with such Person acting in such capacity; (d) common stock of such Borrower to management and employees thereof, respectively, pursuant to any stock option plan permitted hereunder or the exercise of options issued pursuant thereto; (e) common stock of such Borrower issued upon exercise of any outstanding warrants, rights or options or upon conversion of any outstanding convertible securities, in each case only if outstanding on the Effective Date or issued to the holder of the Senior Subordinated Debt thereafter in accordance with the Letter Agreement; (f) Equity Interests issued in compliance with the provisions of Section 6.17(e), except to the extent net proceeds thereof exceed the net proceeds actually applied to replace or repay, in whole or in part, the Senior Subordinated Debt in accordance with Section 6.17 (e); and (g) Equity Interests issued by such Borrower to the extent the net proceeds therefrom are applied to satisfy such Borrower's obligations under the Acquisition Puts (in each case if then required to be paid) so long as (i) such application is made within one hundred eighty
(180) days after the issuance of such Equity Interests, (ii) any such net proceeds not so applied within such period shall be applied to repay the Advances in accordance with Section 2.6, and (iii) such Borrower otherwise complies with Section 6.7(c) and Section 6.7(e) in satisfying the Acquisition Puts.

     "Equity Interests" means, in any Person, any and all shares, interests, participations, rights or other equivalents (however designated) of any capital stock or other ownership of any profit interest, and any and all warrants, rights, options, obligations or other securities of or in such Person, and rights to acquire any of the foregoing, including, without limitation, partnership interests and joint venture (whether general or limited) and any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, such partnership or joint venture, but excluding debt for borrowed money and excluding any debt security that is convertible into, or exchangeable for any of the foregoing equity interests.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated and rulings issued thereunder.

     "ERISA Affiliate" means any Person that for purposes of Title IV of ERISA is a member of the controlled group of any Loan Party, or under common control with any Loan Party, within the meaning of Section 414 of the Internal Revenue Code.

     "ERISA Event" means (a) (i) the occurrence of a reportable event, within the meaning of Section 4043 of ERISA, with respect to any Plan unless the 30-day notice requirement with respect to such event has been waived by the PBGC, or
(ii) the requirements of subsection (1) of Section 4043(b) of ERISA (without regard to subsection (2) of such Section) are met with respect to a contributing sponsor, as defined in Section 4001(a)(13) of ERISA, of a Plan, and an event described in paragraph (9), (10), (11), (12) or (13) of Section 4043(c) of ERISA is reasonably expected to occur with respect to such Plan within the following 30 days; (b) the application for a minimum funding waiver with respect to a Plan; (c) the provision by the administrator of any Plan of a notice of intent to terminate such Plan under ERISA Section 4041(c), pursuant to Section 4041(a)(2) of ERISA (including any such notice with respect to a plan amendment referred to in Section 4041(e) of ERISA); (d) the cessation of operations at a facility of any Loan Party or any ERISA Affiliate in the circumstances described in Section 4062(e) of ERISA; (e) the withdrawal by any Loan Party or any ERISA Affiliate from a Multiple Employer Plan during a plan year for which it was a substantial employer, as defined in Section 4001(a)(2) of ERISA; (f) the conditions for imposition of a lien under Section 302(f) of ERISA shall have been met with respect to any Plan; (g) the adoption of an amendment to a Plan requiring the provision of security to such Plan pursuant to Section 307 of ERISA; or (h) the institution by the PBGC of proceedings to terminate a Plan pursuant to Section 4042 of ERISA, or the occurrence of any event or condition described in Section 4042 of ERISA that constitutes grounds for the termination of, or the appointment of a trustee to administer, such Plan.

     "Events of Default" has the meaning specified in Article 9.

     "Excess Cash Flow" means for any period the sum of (a) EBITDA of MediaBay and its Subsidiaries for such period (provided that EBITDA, for purposes of this definition of Excess Cash Flow, shall be computed without giving effect to the final clause of the definition of "EBITDA" relating to the addition of the pro forma effect of Permitted Acquisitions) plus (b) the aggregate amount of all non-cash charges deducted from Consolidated net income for such period, but not added back in arriving at EBITDA plus (c) if there was a net increase in Consolidated Current Liabilities of MediaBay and its Subsidiaries during such period, the amount of such net increase other than arising out of (i) Debt permitted pursuant to Section 6.2, (ii) the reclassification of the Obligations, and (iii) the Huntingdon Financing Debt and the Huntingdon Secured Subordinated Debt, plus (d) if there was a net decrease in Consolidated Current Assets (excluding cash and Cash Equivalents and deferred member acquisition costs) of MediaBay and its Subsidiaries during such period the amount of such net decrease less (e) the aggregate amount of mandatory and optional prepayments (other than optional prepayments of the Letter of Credit Advances or Revolving Credit Advances made pursuant to clause (i) of the second sentence of Section 2.6(a)) or repayments of principal made by MediaBay and its Subsidiaries on any Funded Debt of MediaBay and its Subsidiaries during such period or made or required to be made pursuant to Section 2.6(b) during or subsequent to such period less (f) Capital Expenditures of MediaBay and its Subsidiaries during such period less
(g) the aggregate amount of all federal, state, local and foreign taxes paid by MediaBay and its

Subsidiaries during such period less (h) the aggregate amount of interest paid on any Debt of MediaBay and its Subsidiaries during such period less (i) the aggregate amount of all non-cash credits included in arriving at such EBITDA less (j) if there was a net decrease in Consolidated Current Liabilities (excluding the reclassification of the Obligations, the Huntingdon Financing Debt and the Huntingdon Secured Subordinated Debt) of MediaBay and its Subsidiaries during such period, the amount of such net decrease less (k) if there was a net increase in Consolidated Current Assets (excluding cash and Cash Equivalents) of MediaBay and its Subsidiaries during such period the amount of such increase less (l) dividends paid by MediaBay to the holders of its common stock during such period to the extent that MediaBay is permitted to pay such dividends under this Agreement.

     "Existing Debt" has the meaning specified in Section 4.19(a).

     "Extraordinary Receipt" means any cash received by or paid to or for the account of any Person not in the ordinary course of business, including, without limitation, tax refunds, pension plan reversions, proceeds of insurance (other than proceeds of business interruption and associated similar insurance to the extent such proceeds constitute compensation for lost earnings), condemnation awards (and payments in lieu thereof) and indemnity payments; provided, however, that an Extraordinary Receipt shall not include cash receipts received from proceeds of insurance, condemnation awards (and payments in lieu thereof) or indemnity payments to the extent that such proceeds, awards or payments (a) in respect of loss or damage to Equipment, fixed assets, real property or Inventory are applied (or in respect of which expenditures were previously incurred) to replace or repair the Equipment, fixed assets, real property or Inventory in respect of which such proceeds, awards or payments were received in accordance with the terms of the Loan Documents, so long as (i) such application is made within one hundred eighty (180) days after such Person's receipt of such proceeds, awards or payments and (ii) such proceeds, awards or payments are received by such Person within fifteen (15) months after the occurrence of such damage or loss; or (b) are received by any Person in respect of any third party claim against such Person and applied to pay (or to reimburse such Person for its prior payment of) such claim and the costs and expenses of such Person with respect thereto.

     "Facility" means the Revolving Credit Facility or the Letter of Credit Facility.

     "Federal Funds Rate" means, for any period, a fluctuating interest rate per annum equal for each day during such period to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average of the quotations for such day for such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by it.

     "Fiscal Year" means a fiscal year of any Borrower and its Consolidated Subsidiaries ending on December 31 in any calendar year.

     "Fleet" means Fleet National Bank in its capacity as a Lender or Issuing Bank or Swing Line Bank under the Prior Credit Agreement.

     "Foreign Subsidiary" means any Subsidiary organized under the laws of any jurisdiction other than the United States of America or any State thereof.

     "Funded Debt" means, with respect to the Borrowers, the Advances, and with respect to the Borrowers and the other Loan Parties and any other Person, all other Debt of such Person that by its terms matures more than one year after the date of determination or matures within one year from such date but is renewable or extendible, at the option of such Person, to a date more than one year after such date or arises under a revolving credit or similar agreement that obligates the lender or lenders to extend credit during a period of more than one year after such date, including the current portion of all such Debt.

     "GAAP" means generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board and statements, pronouncements, rules and regulations of the Securities and Exchange Commission that are applicable to the circumstances as of the date of determination.

     "Guaranteed Obligations" has the meaning specified in the Subsidiary Guaranties.

     "Guarantors" means (a) each Domestic Subsidiary of the Borrowers (other than Radio Spirits and Audio Book Club and the Inactive Subsidiaries) and (b) each Person which shall have executed and delivered or become a party to a Subsidiary Guaranty hereunder.

     "Hazardous Materials" means (a) petroleum or petroleum products, by-products or breakdown products, radioactive materials, asbestos-containing materials, polychlorinated biphenyls and radon gas and (b) any other chemicals, materials or substances designated, classified or regulated as hazardous or toxic or as a pollutant or contaminant under any Environmental Law.

     "Hedge Agreements" means interest rate swap, cap or collar agreements, interest rate future or option contracts, currency swap agreements, currency future or option contracts and other similar agreements.

     "Hedge Bank" means any Lender in its capacity as a party to a Bank Hedge Agreement.

     "Huntingdon" means Huntingdon Corporation, a Florida corporation.

     "Huntingdon Financing Debt" means the $2,500,000 senior secured loan (which may be increased to $3,000,000) made to MediaBay and its Subsidiaries on or about the date hereof by Huntingdon or its affiliates which, on the Huntingdon Issue Date will become evidenced by the Huntingdon Senior Secured Note.

     "Huntingdon Financing Documents" means all documents entered into or delivered in connection with the Huntingdon Financing Debt including, without limitation, the Huntingdon Senior Secured Note.

     "Huntingdon Financing Intercreditor Agreement" means the Intercreditor Agreement dated the date of this Agreement among, inter alia, the lenders of the Huntingdon Financing Debt and the Lenders, and comprising one of the Huntingdon Financing Documents.

     "Huntingdon Issue Date" means the tenth calendar day following the date on which the Company sends written notice to its shareholders of the Huntingdon Financing Debt and the Huntingdon Secured Subordinated Debt.

     "Huntingdon Secured Subordinated Debt" means the secured subordinated loan in the amount of $800,000 made to MediaBay pursuant to the Huntingdon Secured Subordinated Note.

     "Huntingdon Secured Subordinated Debt Documents" means all documents entered into or delivered in connection with the Huntingdon Secured Subordinated Debt, including, without limitation, the Huntingdon Secured Subordinated Note.

     "Huntingdon Secured Subordinated Intercreditor Agreement" means the Intercreditor Agreement dated the date of this Agreement among, inter alia, the lenders of the Huntingdon Secured Subordinated Debt and the Lenders, and comprising one of the Huntingdon Secured Subordinated Debt Documents.

     "Huntingdon   Secured   Subordinated   Note"  means  that  certain  secured
convertible subordinated promissory note in the amount of $800,000 which will be dated as of the Huntingdon Issue Date payable by MediaBay to Huntingdon.

     "Huntingdon Senior Secured Note" means that certain senior secured convertible promissory note in the amount of $2,500,000 which will be dated as of the Huntingdon Issue Date (and the date of an additional $500,000 loan by Huntingdon to the Company, if made) payable by MediaBay to Huntingdon.

     "Inactive  Subsidiaries"  means the  Domestic  Subsidiaries  identified  on
Schedule 4.7.

     "Indemnified Party" has the meaning specified in Section 11.4(b).

     "ING" means ING (U.S.) Capital LLC in its capacity as a Lender or Issuing Bank.

     "Initial Issuing Bank" has the meaning specified in the Preliminary Statements to this Agreement.

     "Initial Lenders" has the meaning specified in the Preliminary Statements to this Agreement.

     "Insufficiency" means, with respect to any Plan, the amount, if any, of its unfunded benefit liabilities, as defined in Section 4001(a)(18) of ERISA.

     "Intellectual  Property  Security  Agreement" has the meaning  specified in
Section 3.1(a).

     "Interest Expense" means, with respect to any Person for any period, interest expense on all Debt of such Person for such period net of interest income for such period, whether paid or accrued, determined on a Consolidated basis for such Person and its Subsidiaries and in accordance with GAAP, and including, without limitation, (a) in the case of the Borrower, interest expense in respect of Debt resulting from Advances,
(b) the interest component of all obligations under Capitalized Leases, (c) commissions, discounts and other fees and charges payable in connection with letters of credit (including, without limitation, Letters of Credit), and (d) all fees paid by the Borrowers pursuant to Section 2.8(a).

     "Internal Revenue Code" means the Internal Revenue Code of 1986, as amended
from  time  to  time,  and  the  regulations   promulgated  and  rulings  issued
thereunder.

     "Inventory" of any person means all of such Person's now owned and hereafter acquired inventory, goods, merchandise and other personal property, wherever located, to be furnished under any contract of service or held for sale or lease, all returned goods, raw materials, other materials and supplies of any kind, nature or description which are or might be consumed in such Person's business or used in connection with the packing, shipping, advertising, selling or finishing of such goods, merchandise and such other personal property, and all documents of title or other documents representing them.

     "Investment" in any Person means any loan or advance to such Person, any purchase or other acquisition of any capital stock or other ownership or profit interest, warrants, rights, options, obligations or other securities of such Person, any capital contribution to such Person or any other investment in such Person, including, without limitation, any arrangement pursuant to which the investor incurs Debt of the types referred to in clause (h) or (i) of the definition of "Debt" in respect of such Person.

     "Issuing Bank" means the Issuing Bank and each Eligible Assignee to which a Letter of Credit Commitment hereunder has been assigned pursuant to Section 11.7.

     "L/C Cash Collateral Account" has the meaning specified in the Security Agreement.

     "L/C Related Documents" has the meaning specified in Section 2.4(b)(ii)(A).

     "Lender Party" means any Lender or the Issuing Bank.

     "Lenders" means the Initial Lenders and each Person that shall become a Lender hereunder pursuant to Section 11.7.

     "Letter of Credit" means any Letter of Credit issued hereunder (as specified in Section 2.3(a)).

     "Letter of Credit Advance" means an advance made by the Issuing Bank or any Revolving Credit Lender pursuant to Section 2.3(c).

     "Letter of Credit Agreement" has the meaning specified in Section 2.3(a).

     "Letter of Credit Commitment" means, with respect to the Issuing Bank, the amount set forth opposite the Issuing Bank's name on Schedule I hereto under the caption "Letter of Credit Commitment" or, if the Issuing Bank has entered into one or more Assignments and

Acceptances, set forth for the Issuing Bank in the Register maintained by the Administrative Agent pursuant to Section 11.7(d) as the Issuing Bank's "Letter of Credit Commitment", as such amount may be reduced at or prior to such time pursuant to Section 2.5.

     "Letter of Credit Facility" means, at any time, an amount equal to the amount of the Issuing Bank's Letter of Credit Commitment at such time, as such amount may be reduced pursuant to Section 2.5.

     "Lien" means any lien, security interest or other charge or encumbrance of any kind, or any other type of preferential arrangement, including, without limitation, the lien or retained security title of a conditional vendor and any easement, right of way or other encumbrance on title to real property.

     "Loan Documents" means (a) this Agreement, (b) the Notes, (c) each Subsidiary Guaranty, (d) the Collateral Documents, (e) each Letter of Credit Agreement, (f) each Additional Collateral Document, and (g) all other agreements, instruments and documents executed in connection therewith, in each case as the same may at any time be amended, supplemented, restated or otherwise modified and in effect.

     "Loan Parties" means the Borrowers, each Guarantor, and each other Person who shall, at any time, have executed and delivered a Loan Document to the Administrative Agent.

     "Management Fees" for any period, all fees, emoluments or similar compensation paid to or incurred with respect to any Person (other than any such fees, emoluments or similar compensation paid to or incurred and payable to any Loan Party) in respect of services rendered in connection with the management or supervision of the management of any Loan Party, other than (a) salaries, bonuses and other compensation paid to any full-time executive employee in respect of such full-time employment, (b) fees and other compensation paid in the ordinary course of business by any Loan Party to any Person who is not an Affiliate thereof and (c) reimbursement to Affiliates of expenses (not management fees) for services provided to a Borrower and/or its Subsidiaries in the ordinary course of business including, without limitation, for bookkeeping services, tax and legal advice, use of an aircraft and use of accounting or other personnel, on terms which are no less favorable to such Borrower and its Subsidiaries than they would obtain in a comparable arms-length transaction with a Person not an Affiliate so long as the aggregate amount payable by all Loan Parties to all Affiliates (excluding payments by the Subsidiaries of such Borrower directly to such Borrower or to other Wholly-Owned Subsidiaries or payments by such Borrower to its Wholly-Owned Subsidiaries) does not exceed Two Hundred Thousand ($200,000.00) Dollars, for all Borrowers, in any single fiscal year of the Borrowers.

     "Margin Stock" has the meaning specified in Regulation U.

     "Material Adverse Effect" means (a) a material adverse effect on the business, condition (financial or otherwise), results of operations, performance, reasonably foreseeable business prospects or properties of a Borrower and its Subsidiaries (taken as a whole), (b) a material adverse affect on the ability of any Loan Party to perform its obligations under the Loan Documents to which it is a party, (c) an adverse affect on the rights and remedies of the

Administrative  Agent and the Lender  Parties under any of the Loan Documents or
(d) a material adverse affect on the Facilities.

     "Material Contract" means, with respect to any Person, each contract listed on Schedule 4.23, each contract which is a replacement or a substitute for any contract listed on such Schedule and each other contract to which such Person is a party which is material to the business, financial condition, operations, performance, properties or reasonably foreseeable business prospects of such Person.

     "MediaBay" has the meaning specified in the recital of parties to this Agreement.

     "Mortgage" means each mortgage, deed of trust, leasehold mortgage or leasehold deed of trust or other similar document executed and delivered by the appropriate Loan Party, in form and substance acceptable to the Administrative Agent and the Lenders in order (a) to provide that such Loan Party is the mortgagor or grantor, (b) to comply with and/or provide for specific laws of the jurisdictions in which the real property or leasehold property to be encumbered is located, and (c) to assure that the Administrative Agent for the benefit of the Secured Parties has a perfected Lien on such Property.

     "Mortgaged Property" means each real property or leasehold property specified on Schedule 4.21 or 4.22, respectively, that is subject to a Mortgage and shall include After-Acquired Mortgaged Property.

     "Multiemployer Plan" means a multiemployer plan, as defined in Section 4001(a)(3) of ERISA, to which any Loan Party or any ERISA Affiliate is making or accruing an obligation to make contributions, or has within any of the preceding five plan years made or accrued an obligation to make contributions.

     "Multiple  Employer  Plan"  means a single  employer  plan,  as  defined in
Section 4001(a)(15) of ERISA, that (a) is maintained for employees of any Loan Party or any ERISA Affiliate and at least one Person other than the Loan Parties and the ERISA Affiliates or (b) was so maintained and in respect of which any Loan Party or any ERISA Affiliate could have liability under Section 4064 or 4069 of ERISA in the event such plan has been or were to be terminated.

     "Net Cash Proceeds" means, with respect to any sale, lease, transfer or other disposition of any asset or any Debt Issuance or Equity Issuance by any Person, or any Extraordinary Receipt received by or paid to or for the account of any Person, the aggregate amount of cash received from time to time (whether as initial consideration or through payment or disposition of deferred consideration) by or on behalf of such Person in connection with such transaction after deducting therefrom only (without duplication) (a) reasonable and customary brokerage commissions, underwriting fees and discounts, legal fees, finder's fees and other normal and customary out-of-pocket costs incurred in connection with such transaction, (b) the amount of taxes payable in connection with or as a result of such transaction and (c) with respect to any asset, the amount of any Debt secured by a Lien on such asset that, by the terms of such transaction, is required to be repaid upon such disposition, in each case to the extent, but only to the extent, that the amounts so deducted are, at the time of or shortly after the receipt of such cash, actually paid to a Person that is not an Affiliate of such Person or any Loan Party or any Affiliate of any Loan Party and are properly attributable to such transaction or to the asset that is the subject thereof.

     "New Member Acquisition Costs" means amounts expended by a Borrower or a Subsidiary of a Borrower for any type of advertising in any medium for the purpose of acquiring customers.

     "Note" means a Revolving Credit Note.

     "Notice of Borrowing" has the meaning specified in Section 2.2(a).

     "Notice of Issuance" has the meaning specified in Section 2.3(a).

     "Notice of Renewal" has the meaning specified in Section 2.1(b).

     "Notice of Termination" has the meaning specified in Section 2.1(b).

     "NPL" means the National Priorities List under CERCLA.

     "Obligation" means, with respect to any Person, any payment, performance or other obligation of such Person of any kind, including, without limitation, any liability of such Person on any claim, whether or not the right of any creditor to payment in respect of such claim is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, disputed, undisputed, legal, equitable, secured or unsecured, and whether or not such claim is discharged, stayed or otherwise affected by any proceeding referred to in Section 9.7. Without limiting the generality of the foregoing, the Obligations of the Loan Parties under the Loan Documents include (a) the obligation to pay principal, interest, Letter of Credit commissions, charges, expenses, fees, attorneys' fees and disbursements, indemnities and other amounts payable by any Loan Party under any Loan Document, (b) the obligation of any Loan Party to reimburse any amount in respect of any of the foregoing that any Lender Party may, after the occurrence and during the continuance of an Event of Default, elect to pay or advance on behalf of such Loan Party, and (c) any other obligations arising out of or under, based upon or relating to the Loan Documents.

     "OECD" means the Organization for Economic Cooperation and Development.

     "Open Year" has the meaning specified in Section 4.16.

     "Other Taxes" has the meaning specified in Section 2.11(b).

     "Owned Herrick Shares" means any or all shares of capital stock issued by MediaBay having voting rights, that are owned or controlled (whether beneficially and/or of record) by Norton Herrick, Michael Herrick, Howard Herrick and their Affiliates in the aggregate.

     "PBGC" means the Pension Benefit Guaranty Corporation (or any successor).

     "Permitted Acquisitions" means any acquisition by any of the Borrowers' Subsidiaries of all or substantially all of the assets or the capital stock of any Person (or segment of such

Person's business) which has been consented to in writing by the Administrative Agent and the Required Lenders. Concurrently with the making of a Permitted Acquisition, the Borrowers shall, as additional collateral security for the Obligations, grant or cause to be granted to the Administrative Agent for the ratable benefit of the Lenders, prior liens on and security interest (subject to Permitted Liens existing with respect to such assets at the time of the Permitted Acquisition) in any of the acquired assets by the execution and delivery to the Administrative Agent of such agreements, instruments and documents as shall be reasonably satisfactory in form and substance to the Administrative Agent and the Borrowers shall have delivered to the Administrative Agent a Compliance Certificate effective as of the date of consummation of such acquisition

     "Permitted Liens" means any of the following: (a) Liens for taxes, assessments and governmental charges or levies (i) not yet due and payable or
(ii) that are due and payable and that are being contested in good faith and by appropriate proceedings diligently conducted, provided that in the case of Liens under this clause (ii), reserves or other appropriate provisions shall have been established therefor in accordance with GAAP; (b) Liens imposed by law, such as materialmen's, mechanics', carriers', workmen's and repairmen's Liens and other similar Liens arising in the ordinary course of business securing obligations that are not overdue for a period of more than sixty (60) days or which, if overdue, are being contested in good faith and by appropriate proceedings diligently conducted, provided that reserves or other appropriate provisions shall have been established therefor in accordance with GAAP; (c) pledges or deposits to secure obligations under workers' compensation laws or similar legislation or to secure public or statutory obligations; (d) Permitted Real Property Encumbrances; (e) in the case of any Permitted Acquisition, any Lien in respect of property of the acquired Person existing at the time of such acquisition if such Lien would constitute a Permitted Lien under any of the preceding clauses of this definition or otherwise permitted by Section 6.1(d) or
(e) provided that in respect of all Liens referred to in this clause (e) (i) such Lien was not created in contemplation of such event, and (ii) no such Lien shall at any time extend to or cover any asset of a Borrower or any Subsidiary other than the assets on which it was originally imposed and improvements thereto and proceeds thereof; (f) judgment and other similar Liens arising in connection with court proceedings, provided the execution or other enforcement of such Liens is effectively stayed or bonded and the claims secured thereby are being contested in good faith and by appropriate proceedings and no Default otherwise exists under Section 9.7 hereof; (g) Liens (other than Liens created or imposed under ERISA) incurred or deposits made in the ordinary course of business in connection with workers' compensation, unemployment insurance and other types of social security, or to secure the performance of tenders, statutory obligations, surety and appeal bonds, bids, leases, government contracts, performance and return-of-money bonds and other similar obligations (exclusive in any case of obligations incurred in connection with the borrowing of money or the obtaining of advances or credit); (h) Liens arising from the sales of accounts receivable for collection in the ordinary course of business to the extent such sales are permitted in accordance with the terms of Section 6.5(g); (i) the junior Liens on all of the Borrowers assets (excluding inventory, receivables and cash) granted to Huntingdon in connection with the Herrick Secured Subordinated Loan; and (j) the Liens on all of the assets of the Borrowers (excluding inventory, receivables and cash) granted to Huntingdon in connection with the Huntingdon Financing Debt, provided, that, the holders of the Liens set forth in clauses (i) and (j) above shall have no rights to vote as a secured creditor in any proceeding of the type described in Section 9.6.

     "Permitted Real Property Encumbrances" means, with respect to any particular real property, easements, zoning restrictions or other restrictions, rights-of-way, minor encroachments, covenants or encumbrances on real property imposed by law or arising in the ordinary course of business that do not arise out of the incurrence of any Debt and that do not and could not reasonably be expected to materially detract from the value of the affected property or interfere materially with the ordinary conduct of business of a Borrower or any of its Subsidiaries or materially impair the use thereof to a Borrower or any Subsidiary.

     "Person" means an individual, partnership, corporation (including a business trust), limited liability company, joint stock company, trust, unincorporated association, joint venture or other entity, or a government or any political subdivision or agency thereof.

     "Plan" means a Single Employer Plan or a Multiple Employer Plan.

     "Prime Rate" means a fluctuating interest rate per annum in effect from time to time, which rate per annum shall at all times be equal to the higher of:

          (a) the rate of interest announced publicly by The Wall Street Journal as the "base rate on corporate loans posted by at least 75% of the nation's 30 largest banks" (or, if The Wall Street Journal ceases quoting a base rate of the type described, the highest per annum rate of interest published by the Federal Reserve Board in Federal Reserve statistical release H.15 (519) entitled "Selected Interest Rates" as the Bank prime loan rate or its equivalent); or

          (b) 1/2 of one percent per annum above the Federal Funds Rate.

     Each change in any interest rate provided for in the Credit Agreement based upon the Prime Rate shall take effect at the time of such change in the Prime Rate.

     "Prime Rate  Advance"  means an Advance that bears  interest as provided in
Section 2.7(a).

     "Prior Credit Agreement" has the meaning specified in the Preliminary Statements to this Agreement.

     "Prior Loan Default Letter" means the letter attached hereto as Exhibit I setting forth the defaults of MediaBay and Guarantors under the Prior Credit Agreement.

     "Pro Rata Share" of any amount means, with respect to any Revolving Credit Lender at any time, the product of such amount times a fraction the numerator of which is the amount of such Lender's Revolving Credit Commitment at such time and the denominator of which is the Revolving Credit Facility at such time.

     "Radio Spirits" has the meaning specified in the recital of parties to this Agreement.

     "Radio  Spirits   Subordinated   Security  Agreement"  means  the  Security
Agreement dated and effective as of December 11, 1998 between MediaBay, Classic Radio Holding Corp. and

Classic Radio Acquisition Corp., on the one hand, and Carl Amari, on the other hand, as in effect on the date of this Agreement.

     "Receivables" means all Receivables referred to in Section 1(c) of the Security Agreement.

     "Reduction Amount" has the meaning specified in Section 2.6(b)(v).

     "Register" has the meaning specified in Section 11.7(d).

     "Regulation T" means Regulation T of the Board of Governors of the Federal Reserve System, as in effect from time to time.

     "Regulation U" means Regulation U of the Board of Governors of the Federal Reserve System, as in effect from time to time.

     "Regulation X" means Regulation X of the Board of Governors of the Federal Reserve System, as in effect from time to time.

     "Regulatory Authority" means any federal, state, local or other U.S. or foreign governmental authority, bureau or agency.

     "Release" means any release, spill, emission, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping or disposing into the environment (including the abandonment or discarding of barrels, containers and other closed receptacles containing any Hazardous Materials) or into or from any property, including, without limitation, the movement of any Hazardous Materials through the air, soil, surface waters or ground water.

     "Remedial" shall have the meaning as set forth in CERCLA at 42 U.S.C. ss. 9601(24) and/or any other applicable Environmental Laws.

     "Removal" shall have the meaning as set forth in CERCLA at 42 U.S.C. ss. 9601(23) and/or any other applicable Environmental Laws.

     "Required Lenders" means at any time Lenders owed or holding 100% (or if there are more than two (2) Lenders, greater than 50%) of the sum of (a) the aggregate principal amount of the Advances outstanding at such time and (b) the aggregate Available Amount of all Letters of Credit outstanding at such time, or, if no such principal amount and no Letters of Credit are outstanding at such time, Lenders holding 100% of the aggregate of the Revolving Credit Commitments; provided, however, that if any Lender shall be a Defaulting Lender at such time, there shall be excluded from the determination of Required Lenders at such time
(i) the aggregate principal amount of the Advances owing to such Lender (in its capacity as a Lender) and outstanding at such time, and (ii) the Revolving Credit Commitment of such Lender at such time. For purposes of this definition, the Letter of Credit Advances owing to the Issuing Bank and the Available Amount of each Letter of Credit shall be considered to be owed to the Revolving Credit Lenders ratably in accordance with their respective Revolving Credit Commitments.

     "Response" shall have the meaning as set forth in CERCLA at 42 U.S.C. ss. 9601(25) and/or any other applicable Environmental Laws.

     "Responsible  Officer"  means,  with  respect to any Loan Party,  the Chief
Executive Officer, the President, the Chief Financial Officer, any Vice President, the Controller or the Treasurer of such Loan Party.

     "Revolving Credit Advance" has the meaning specified in Section 2.1(a).

     "Revolving Credit Availability" means, at any time, the lesser of (a) the Revolving Credit Facility and (b) the Borrowing Base; provided, however, so long as the Borrowing Base is at least $5,000,000, the entire Revolving Credit Facility may remain outstanding.

     "Revolving Credit Borrowing" means a borrowing consisting of simultaneous Revolving Credit Advances of the same Type made by the Revolving Credit Lenders.

     "Revolving Credit Commitment" means, with respect to any Revolving Credit Lender at any time, the amount set forth opposite such Lender's name on Schedule I hereto under the caption "Revolving Credit Commitment" or, if such Lender has entered into one or more Assignments and Acceptances, set forth for such Lender in the Register maintained by the Administrative Agent pursuant to Section 11.7(d) as such Lender's "Revolving Credit Commitment," as such amount may be reduced at or prior to such time pursuant to Section 2.5; provided, however, the aggregate amount of the "Revolving Credit Commitment" shall not exceed $6,580,000 with respect to any or all Revolving Credit Lenders at any time.

     "Revolving Credit Facility" means, at any time, the aggregate amount of the Revolving Credit Lenders' Revolving Credit Commitments at such time.

     "Revolving Credit Lender" means any Lender that has a Revolving Credit Commitment.

     "Revolving Credit Note" means a promissory note of the Borrowers payable to the order of any Revolving Credit Lender, in substantially the form of Exhibit B hereto, evidencing the aggregate indebtedness of the Borrowers to such Lender resulting from the Revolving Credit Advances made by such Lender.

     "Revolving Credit Termination Date" means September 30, 2002.

     "Secured Obligations" has the meaning specified in the Security Agreement.

     "Secured Parties" means the Administrative Agent, the Lender Parties, and the Hedge Banks and the other Persons the Obligations owing to which are or are purported to be secured by the Collateral under the terms of the Collateral Documents.

     "Security Agreement" has the meaning specified in Section 3.1(a).

     "Senior Debt" means, as at any date of determination thereof, the aggregate outstanding principal balance of (a) all Revolving Credit Advances (b) all Debt of the Borrower and its Subsidiaries, if any, secured by purchase money security interests, conditional sale arrangements or other similar security interests, (c) obligations of any Borrower and its Subsidiaries, if any, with respect to Capitalized Leases and (d) other Debt of any Borrower and its Subsidiaries, if any, which is senior to other Debt in the priority of payment.

     "Senior Subordinated Debt" means the 9% Convertible Senior Subordinated Promissory Notes due December 31, 2004 issued by MediaBay as set forth on
Schedule 6.19 and any guaranties thereof permitted to be issued by the Subsidiaries of the Company from time to time pursuant to Section 6.2(c)(iv), as the same may be amended, modified or supplemented from time to time consistent with the terms of this Agreement.

     "Senior Subordinated Debt Documents" means all documents entered into or delivered in connection with the Senior Subordinated Debt.

     "Senior Subordinated Security Agreement" means the Security Agreement dated December 30, 1998 between MediaBay, Classic Radio Holding Corp. and Classic Radio Acquisition Corp. on the one hand, and Norton Herrick as a holder of $1,984,250 of the Senior Subordinated Debt.

     "Single Employer Plan" means a single employer plan, as defined in Section 4001(a)(15) of ERISA, that (a) is maintained for employees of any Loan Party or any ERISA Affiliate and no Person other than the Loan Parties and the ERISA Affiliates or (b) was so maintained and in respect of which any Loan Party or any ERISA Affiliate could have liability under Section 4069 of ERISA in the event such plan has been or were to be terminated.

     "Solvent" and "Solvency" mean, with respect to any Person on a particular date, that on such date (a) the fair value of the assets of such Person is greater than the total amount of liabilities, including, without limitation, contingent liabilities, of such Person, (b) the present fair salable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, (c) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay such debts and liabilities as they mature and (d) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person's property would constitute an unreasonably small capital. The amount of contingent liabilities at any time shall be computed as the amount that, in the light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

     "Standby Letter of Credit" means any Letter of Credit other than a Trade Letter of Credit.

     "Subordinated Debt" means any Debt of a Borrower that is subordinated to the Obligations of such Borrower under the Loan Documents and that otherwise contains terms and conditions satisfactory to the Administrative Agent and Required Lenders and shall include, without limitation, the Senior Subordinated Debt.

     "Subsidiary" of any Person means any corporation, partnership, joint venture, limited liability company, trust or estate of which (or in which) more than 50% of (a) the issued and outstanding capital stock having ordinary voting power to elect a majority of the Board of

Directors of such corporation (irrespective of whether at the time capital stock of any other class or classes of such corporation shall or might have voting power upon the occurrence of any contingency), (b) the interest in the capital or profits or distributions or general or limited partnership interests of such partnership, joint venture or limited liability company or (c) the beneficial interest in such trust or estate, is at the time directly or indirectly owned or controlled by such Person, by such Person and one or more of its other Subsidiaries or by one or more of such Person's other Subsidiaries. Unless otherwise specified herein, the term Subsidiary shall mean a Subsidiary of a Borrower.

     "Subsidiary Guaranty" has the meaning specified in Section 3.1(a).

     "Surviving Debt" shall have the meaning specified in Section 4.19(b).

     "Taxes" has the meaning specified in Section 2.11(a).

     "Termination   Date"  means  the  date  of  termination  in  whole  of  the
Commitments pursuant to Section 2.5 or Article 9.

     "Trade Letter of Credit" means any Letter of Credit that is issued for the benefit of a supplier of Inventory to a Borrower or any of its Subsidiaries to effect payment for such Inventory, the conditions to drawing under which include the presentation to the Issuing Bank of negotiable bills of lading, invoices and related documents sufficient, in the judgment of the Issuing Bank, to create a valid and perfected lien on or security interest in such Inventory, bills of lading, invoices and related documents in favor of the Issuing Bank.

     "Transaction" means the transactions contemplated by the Loan Documents.

     "Voting Stock" means capital stock issued by a corporation, or equivalent interests in any other Person, the holders of which are ordinarily, in the absence of contingencies, entitled to vote for the election of directors (or persons performing similar functions) of such Person, even if the right so to vote has been suspended by the happening of such a contingency.

     "Welfare Plan" means a welfare plan, as defined in Section 3(1) of ERISA, that is maintained for employees of any Loan Party or in respect of which any Loan Party could have liability.

     "Wholly-Owned Subsidiary" of any Person means a Subsidiary of such Person all of the outstanding Equity Interests of which shall at the time be owned by such Person or by one or more Wholly-Owned Subsidiaries of that Person or a combination thereof.

     "Withdrawal Liabilities" has the meaning specified in Part I of Subtitle E of Title IV of ERISA.

     SECTION 1.2 Computation of Time Periods. In this Agreement in the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each mean "to but excluding."

     SECTION 1.3 Accounting Terms. For purposes of this Agreement, all accounting terms not otherwise defined herein shall have the meanings assigned to such terms in conformity with GAAP. Financial statements and other information furnished to Lender pursuant to Article 7 shall be prepared in accordance with GAAP (as in effect at the time of such preparation) on a consistent basis, subject to the final sentence of this Section 1.3. In the event any "Accounting Changes" (as defined below) shall occur and such changes affect financial covenants, standards or terms in this Agreement (other than changes which have an immaterial effect on such financial covenants, standards or terms), then the Borrowers and the Lenders agree to enter into negotiations in order to amend such provisions of this Agreement so as to equitably reflect such Accounting Changes with the desired result that the criteria for evaluating the financial condition of any Borrower shall be the same after such Accounting Changes as if such Accounting Changes had not been made, and until such time as such an amendment shall have been executed and delivered by the Borrowers and the Lenders, (a) all financial covenants, standards and terms in this Agreement shall be calculated and/or construed as if such Accounting Changes had not been made, and (b) the Borrowers shall prepare footnotes to each Compliance Certificate and the financial statements required to be delivered hereunder that show the differences between the financial statements delivered (which reflect such Accounting Changes) and the basis for calculating financial covenant compliance (without reflecting such Accounting Changes), and, in any event, the terms of the last sentence of this Section 1.3 shall supersede the provisions of this sentence to the extent of any inconsistency. "Accounting Changes" means:
(a) changes in accounting principles required by GAAP and implemented by Borrower; (b) changes in accounting principles recommended by a Borrower's certified public accountants; (c) changes in carrying value of a Borrower's or any of its Subsidiaries' assets, liabilities or equity accounts resulting from adjustments that, in each case, were applicable to, but not included in, the audited Financials; and (d) changes in accounting principles permitted by GAAP (other than with respect to any changes to a Borrower's method of accounting for New Member Acquisition Costs or advertising expenses as reflected in the financial statements of a Borrower and its Subsidiaries provided by such Borrower pursuant to Section 4.6) which in the reasonable opinion of such Borrower's management provide for more meaningful disclosure in light of the business conducted by such Borrower and its Subsidiaries and which changes are concurred with by such Borrower's certified public accountants and which do not effect a material change. Notwithstanding any other provision in this Agreement, in any event, for all purposes of reporting and compliance under this Agreement, New Member Acquisition Costs and advertising expenses shall be treated as expensed and not amortized regardless of GAAP, provided that, in complying with the reporting provisions of this Agreement, including applicable provisions of
Section 7 hereof, the Borrowers shall be permitted to deliver their audited or publicly filed financial statements, in accordance with GAAP (which may require amortization of advertising expenses and New Member Acquisition Costs) so long as together therewith the Borrowers shall have delivered to the Lenders a schedule reporting EBITDA and net income as if advertising and New Members Acquisition Costs were expensed as incurred .

     SECTION 1.4 Other Definitional Provisions. References to "Sections", "subsections", "Exhibits" and "Schedules" shall be to Sections, subsections, Exhibits and Schedules, respectively, of this Agreement unless otherwise specifically provided. Any of the terms defined in Section 1.1 may, unless the context otherwise requires, be used in the singular or the plural depending on the reference. In this Agreement, words importing any gender include the other genders; the words "including," "includes" and "include" shall be deemed to be followed by the words "without limitation"; references to agreements and other contractual instruments shall be deemed to include subsequent amendments, assignments, and other modifications thereto, but only to the extent such amendments, assignments and other modifications are not prohibited by the terms of this Agreement or any other Loan Document; references to Persons include their respective permitted successors and assigns or, in the case of governmental Persons, Persons succeeding to the relevant functions of such Persons; and all references to statutes and related regulations shall include any amendments of same and any successor statutes and regulations.

                                   ARTICLE 2

                        AMOUNTS AND TERMS OF THE ADVANCES
                            AND THE LETTERS OF CREDIT

     SECTION 2.1 The Advances.

     (a) The Revolving Credit Advances. Each Revolving Credit Lender severally agrees, on the terms and conditions hereinafter set forth, to make advances (each a "Revolving Credit Advance") to the Borrowers from time to time on any Business Day during the period from the date hereof until the Revolving Credit Termination Date in an amount for each such Advance not to exceed such Lender's Unused Revolving Credit Commitment at such time; provided, however, that no Revolving Credit Lender shall have any obligation to make a Revolving Credit Advance under this Section 2.1(a) to the extent such Revolving Credit Advance would cause the aggregate amount of Revolving Credit Advances outstanding (after giving effect to any immediate application of the proceeds thereof) to exceed the Revolving Credit Availability; and provided, further, that during the respective periods described below no Revolving Credit Advance or Letter of Credit Advance shall be made or remain outstanding and no Letter of Credit shall be issued if, after giving effect thereto, the outstanding principal amount of all Revolving Credit Advances, Letter of Credit Advances and Available Amounts, would exceed $6,580,000. Each Revolving Credit Borrowing shall be in an aggregate amount of $500,000 or an integral multiple of $100,000 (other than, in each case, a Borrowing the proceeds of which shall be used solely to repay or prepay in full outstanding Letter of Credit Advances) and shall consist of Revolving Credit Advances made simultaneously by the Revolving Credit Lenders ratably according to their Revolving Credit Commitments.

     (b) Letters of Credit. The Issuing Bank agrees, on the terms and conditions hereinafter set forth, to issue letters of credit for the account of the Borrowers from time to time on any Business Day during the period from the Effective Date until sixty (60) days before the Revolving Credit Termination Date (i) in an aggregate Available Amount for all Letters of Credit not to exceed at any time the Issuing Bank's Letter of Credit Commitment at such time and (ii) in an Available Amount for each such Letter of Credit not to exceed an amount equal to the Unused Revolving Credit Commitments of the Revolving Credit Lenders at such time. No Letter of Credit shall have an expiration date (including all rights of the Borrowers or the beneficiary to require  renewal)  later  than (A) the  earlier  of sixty  (60) days  before the
Revolving Credit Termination Date, (B) in the case of a Standby Letter of Credit, 365 days after the date of issuance thereof and (C) in the case of a Trade Letter of Credit, 180 days after the date of issuance thereof. The foregoing notwithstanding, any Standby Letter of Credit may, by its terms, be renewable annually upon notice (a "Notice of Renewal") given to the Issuing Bank and the Administrative Agent on or prior to any date for notice of renewal set forth in such Letter of Credit (but in any event at least five (5) Business Days prior to the date of the proposed renewal of such Standby Letter of Credit) and upon fulfillment of the applicable conditions set forth in Article 3 unless such Issuing Bank shall have notified the Borrowers (with a copy to the
Administrative Agent) on or prior to the date for notice of termination set forth in such Letter of Credit (but in any event at least thirty (30) Business Days prior to the date of automatic renewal) of its election not to renew such Standby Letter of Credit (a "Notice of Termination"); provided that the terms of each Standby Letter of Credit that is automatically renewable annually shall not permit the expiration date (after giving effect to any renewal) of such Standby Letter of Credit in any event to be extended to a date later than sixty (60) days before the Revolving Credit Termination Date. If either a Notice of Renewal is not given by the Borrowers or a Notice of Termination is given by the Issuing Bank pursuant to the immediately preceding sentence, such Standby Letter of Credit shall expire on the date on which it otherwise would have been automatically renewed; provided, however, that even in the absence of receipt of a Notice of Renewal, the Issuing Bank may, in its discretion unless instructed to the contrary by the Administrative Agent or the Borrowers, deem that a Notice of Renewal had been timely delivered and, in such case, a Notice of Renewal shall be deemed to have been so delivered for all purposes under this Agreement. Within the limits of the Letter of Credit Facility, and subject to the limits referred to above, the Borrowers may request the issuance of Letters of Credit under this Section 2.1(b), repay any Letter of Credit Advances resulting from drawings under Letters of Credit pursuant to Section 2.3(c) and request the issuance of additional Letters of Credit under this Section 2.1(b).

     SECTION 2.2 Making the Advances.

     (a) Except as otherwise provided in Section 2.3 each Borrowing shall be made on notice, given not later than 11:00 A.M. (New York time) on the first Business Day prior to the date of the proposed Borrowing by the Borrowers to the Administrative Agent, which shall give to each appropriate Lender prompt notice thereof by telex or telecopier. Each such notice of a Borrowing (a "Notice of Borrowing") may be by telephone, confirmed immediately in writing, or telex or telecopier in substantially the form of Exhibit D hereto, specifying therein the requested (i) date of such Borrowing, (ii) Facility under which such Borrowing is to be made, and (iii) aggregate amount of such Borrowing. Each appropriate Lender shall, before 11:00 A.M. (New York time) on the date of such Borrowing, make available for the account of its Applicable Lending Office to the Administrative Agent at the Administrative Agent's Account, in same day funds, such Lender's ratable portion of such Borrowing in accordance with the respective Commitments under the applicable Facility of such Lender and the other appropriate Lenders. After the Administrative Agent's receipt of such funds and upon fulfillment of the applicable conditions set forth in Article 3, the Administrative Agent will make such funds available to the Borrowers by crediting the Borrowers' Account; provided, however, that in the case of any Revolving Credit Borrowing, the Administrative Agent shall first make a portion of such funds equal to the aggregate principal amount of any Letter of Credit Advances made by the Issuing Bank and by any other Revolving Credit Lender and outstanding on the date of such Revolving Credit Borrowing, plus interest accrued and unpaid thereon to and as of such date, available to the Issuing Bank and such other Revolving Credit Lenders for repayment of such Letter of Credit Advances.

     (b) Each Notice of Borrowing shall be irrevocable and binding on the Borrowers.

     (c) Unless the Administrative Agent shall have received notice from an appropriate Lender prior to the date of any Borrowing under a Facility under which such Lender has a Commitment that such Lender will not make available to the Administrative Agent such Lender's ratable portion of such Borrowing, the Administrative Agent may assume that such Lender has made such portion available to the Administrative Agent on the date of such Borrowing in accordance with subsection (a) of this Section 2.2 and the Administrative Agent may, in reliance upon such assumption, make available to the Borrowers on such date a corresponding amount. If and to the extent that such Lender shall not have so made such ratable portion available to the Administrative Agent, such Lender and the Borrowers severally agree to repay or pay to the Administrative Agent forthwith on demand such corresponding amount and to pay interest thereon, for each day from the date such amount is made available to the Borrowers until the date such amount is repaid or paid to the Administrative Agent, at (i) in the case of the Borrowers, the interest rate applicable at such time under Section
2.7 to Advances comprising such Borrowing and (ii) in the case of such Lender, the Federal Funds Rate. If any Lender so fails to make its ratable portion available to the Administrative Agent, the Administrative Agent shall use its best efforts to obtain such ratable portion from such Lender and, upon receipt of such amount, shall promptly forward it to Borrowers, provided that the foregoing shall not be deemed to change the Administrative Agent's obligations hereunder, or to cause the several obligations of the Lenders to become joint obligations. If such Lender shall pay to the Administrative Agent such corresponding amount, such amount so paid shall constitute such Lender's Advance as part of such Borrowing for all purposes.

     (d) The failure of any Lender to make the Advance to be made by it as part of any Borrowing shall not relieve any other Lender of its obligation, if any, hereunder to make its Advance on the date of such Borrowing, but no Lender shall be responsible for the failure of any other Lender to make the Advance to be made by such other Lender on the date of any Borrowing.

     SECTION 2.3 Issuance of and Drawings and Reimbursement Under Letters of Credit.

     (a) Request for Issuance. Each Letter of Credit shall be issued upon notice, given not later than 11:00 A.M. (New York time) on the fifth Business Day prior to the date of the proposed issuance of such Letter of Credit, by the Borrowers to the Issuing Bank, which shall give to the Administrative Agent and each Revolving Credit Lender prompt notice thereof by telex or telecopier. Each such notice of issuance of a Letter of Credit (a "Notice of Issuance") shall be by telephone, confirmed immediately in writing, or telex or telecopier, specifying therein the requested (i) date of such issuance (which shall be a Business Day), (ii) Available Amount of such Letter of Credit, (iii) expiration date of such Letter of Credit, (iv) name and address of the beneficiary of such Letter of Credit and (v) form of such Letter of Credit, and shall be accompanied by such application and agreement for letter of credit as the Issuing Bank may specify to the Borrowers for use in connection with such requested Letter of Credit (a "Letter of Credit Agreement"). If the requested form of such Letter of Credit is reasonably acceptable to the Issuing Bank, the Issuing Bank will, upon fulfillment of the applicable conditions set forth in Article 3, make such Letter of Credit available to the Borrowers at its office referred to in Section 11.2 or as otherwise agreed with the Borrowers in connection with such issuance. In the event and to the extent that the provisions of any such Letter of Credit Agreement shall conflict with this Agreement, the provisions of this Agreement shall govern.

     (b) Letter of Credit Reports. The Issuing Bank shall furnish (i) to the Administrative Agent on the first Business Day of each week a written report summarizing issuance and expiration dates of Letters of Credit issued during the previous week and drawings during such week under all Letters of Credit, (ii) to the Administrative Agent, the Borrowers and each Revolving Credit Lender on the first Business Day of each month a written report summarizing issuance and expiration dates of Letters of Credit issued during the preceding month and drawings during such month under all Letters of Credit and (iii) to the Administrative Agent, the Borrowers and each Revolving Credit Lender on the first Business Day of each calendar quarter a written report setting forth the average daily aggregate Available Amount during the preceding calendar quarter of all Letters of Credit.

     (c) Drawing and Reimbursement. The payment by the Issuing Bank of a draft drawn under any Letter of Credit shall constitute for all purposes of this Agreement the making by the Issuing Bank of a Letter of Credit Advance which shall be a Prime Rate Advance in the amount of such draft. Each of the Borrowers, the Administrative Agent and each Revolving Credit Lender hereby acknowledges and agrees that Letter of Credit Advances may be made, or deemed made, by the Issuing Bank in respect of any Letter of Credit and to participate in all Letter of Credit Advances made hereunder as provided herein. Upon written demand by the Issuing Bank, with a copy of such demand to the Administrative Agent, each Revolving Credit Lender shall purchase from the Issuing Bank, and the Issuing Bank shall sell and assign to each such Revolving Credit Lender, such Lender's Pro Rata Share of such outstanding Letter of Credit Advance as of the date of such purchase, by making available (for the account of its Applicable Lending Office) to the Administrative Agent (for the account of the Issuing Bank), by deposit to the Administrative Agent's Account, in same day funds, an amount equal to the portion of the outstanding principal amount of such Letter of Credit Advance to be purchased by such Lender. Promptly after receipt thereof, the Administrative Agent shall transfer such funds to the Issuing Bank. The Borrowers hereby agree to each such sale and assignment. Each Revolving Credit Lender agrees to purchase its Pro Rata Share of an outstanding Letter of Credit Advance on (i) the Business Day on which demand therefor is made by the Issuing Bank; provided that notice of such demand is given not later than 11:00 A.M. (New York time) on such Business Day or (ii) the first Business Day next succeeding such demand if notice of such demand is given after such time. Upon any such assignment by the Issuing Bank to any other Revolving Credit Lender of a portion of a Letter of Credit Advance, the Issuing Bank represents and warrants to such other Lender that the Issuing Bank is the legal and beneficial owner of such interest being assigned by it, free and clear of any liens, but makes no other representation or warranty and assumes no responsibility with respect to such Letter of Credit Advance, the Loan Documents or any Loan Party. If and to the extent that any Revolving Credit Lender shall not have so made the amount of such Letter of Credit Advance available to the Administrative Agent, such Revolving Credit Lender agrees to pay to the Administrative Agent forthwith on demand such amount together with interest thereon, for each day from the date of demand by the Issuing Bank until the date such amount is paid to the Administrative Agent, at the Federal Funds Rate for its account or the account of the Issuing Bank, as applicable. If such Lender shall pay to the Administrative Agent such amount for the account of the Issuing Bank on any Business Day, such amount so paid in respect of principal shall constitute a Letter of Credit Advance made by such Lender on such Business Day for purposes of this Agreement, and the outstanding principal amount of the Letter of Credit Advance made by the Issuing Bank shall be reduced by such amount on such Business Day.

     (d) Failure to Make Letter of Credit Advances. The failure of any Lender to make any Letter of Credit Advance to be made by it on the date specified in
Section 2.3(c) shall not relieve any other Lender of its obligation hereunder to make its Letter of Credit Advance on such date, but no Lender shall be responsible for the failure of any other Lender to make the Letter of Credit Advance to be made by such other Lender on such date.

     SECTION 2.4 Repayment of Advances.

     (a) Revolving Credit Advances. The Borrowers shall repay to the Administrative Agent for the ratable account of the Revolving Credit Lenders outstanding Revolving Credit Advances on the following dates in the amounts indicated, each of which repayments shall result in a corresponding, automatic and permanent reduction, on a pro rata basis, of the aggregate Revolving Credit Commitments of the Revolving Lenders:

                              Date                                 Amount
                              ----                                 ------
September 30, 2001                                                $100,000

Each of December 31, 2001, March 31, 2002 and June 30, 2002       $300,000


and the Borrowers shall repay to the Administrative Agent for the ratable account of the Revolving Credit Lenders on the Revolving Credit Termination Date the aggregate principal amount of the Revolving Credit Advances then outstanding.

     (b) Letter of Credit Advances. (i) The Borrowers shall repay to the Administrative Agent for the account of the Issuing Bank and each other Revolving Credit Lender that has made a Letter of Credit Advance on the earlier of demand made by the Administrative Agent to the Borrowers and the Revolving Credit Termination Date the outstanding principal amount of each Letter of Credit Advance made by each of them.

          (ii) The Obligations of the Borrowers under this Agreement, any Letter of Credit Agreement and any other agreement or instrument relating to any Letter of Credit shall be unconditional and irrevocable, and shall be paid strictly in accordance with the terms of this Agreement, such Letter of
     Credit Agreement and such other agreement or instrument under all circumstances, including, without limitation, the following circumstances:

               (A) any lack of validity or enforceability of any Loan Document, any Letter of Credit Agreement, any Letter of Credit or any other agreement or instrument relating to any of the foregoing (all of the foregoing being, collectively, the "L/C Related Documents");

               (B) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations of the Borrower in respect of any L/C Related Document or any other amendment or waiver of or any consent to departure from all or any of the L/C Related Documents;

               (C) the existence of any claim, set-off, defense or other right that the Borrower may have at any time against any beneficiary or any transferee of a Letter of Credit (or any Persons for whom any such beneficiary or any such transferee may be acting), the Issuing Bank, or any other Person, whether in connection with the transactions contemplated by the L/C Related Documents or any unrelated transaction;

               (D) any statement or any other document presented under a Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect, except where the Issuing Bank acts with gross negligence or willful misconduct in accepting an insufficient such statement or document; or

               (E) any exchange, release or non-perfection of any Collateral or other collateral, or any release or amendment or waiver of or consent to departure from any Subsidiary Guaranty or any other guarantee, for all or any of the Obligations of the Borrower in respect of the L/C Related Documents.

     SECTION 2.5 Termination or Reduction of the Commitments.

     (a) Optional. The Borrowers jointly may, upon at least three Business Days' notice to the Administrative Agent, terminate in whole or reduce in part the unused portions of the Unused Revolving Credit Commitments; provided, however, that each partial reduction of a Facility (i) shall be in an aggregate amount of $100,000 or an integral multiple of $100,000 in excess thereof, and (ii) shall be made ratably among the appropriate Lenders in accordance with their Commitments with respect to such Facility.

     (b) Mandatory. From time to time thereafter upon each repayment pursuant to
Section 2.4(a) or prepayment of any portion of outstanding Revolving Credit Advances, the aggregate Revolving Credit Commitments of the Revolving Credit Lenders shall be automatically and permanently reduced, on a pro rata basis, by an amount equal to the amount by which the aggregate Revolving Credit Commitments immediately prior to such reduction exceed the aggregate Revolving Credit Advances then outstanding.

     SECTION 2.6 Prepayments.

     (a) Optional. The Borrowers may, without premium or penalty, upon at least one (1) Business Day's notice to the Administrative Agent stating the proposed date and aggregate principal amount of the prepayment, and if such notice is given, the Borrowers shall, prepay the outstanding aggregate principal amount of the Advances, in whole or ratably in part, together with accrued interest to the date of such prepayment on the aggregate principal amount prepaid;

provided, however, that each partial prepayment shall be in an aggregate principal amount of $100,000 or an integral multiple of $100,000 in excess thereof. Each prepayment made pursuant to this Section 2.6(a) shall, at the Borrowers' option, be applied to repay the Facilities in the following manner: first, ratably to the Revolving Credit Facility, and ratably to each unpaid amortization payment set forth in Section 2.4(a) until such amortization payments are paid in full; second, to prepay Revolving Credit Advances then outstanding until such Revolving Credit Advances are paid in full; and third, deposited in the L/C Cash Collateral Account to cash collateralize 100% of the Available Amount of the Letters of Credit then outstanding. Upon the drawing of any Letter of Credit for which funds are on deposit in the L/C Cash Collateral Account, such funds shall be applied to reimburse the Issuing Bank or the Revolving Credit Lenders, as applicable.

     (b) Mandatory. (i) Within ninety (90) days following the end of Fiscal Year 2001, if the ratio of Consolidated Debt to EBITDA at the end of such Fiscal Year exceeds 4.25:1, the Borrowers shall execute and deliver to the Administrative Agent a certificate of the applicable Borrower's Chief Executive Officer or Chief Financial Officer demonstrating its calculation of Excess Cash Flow for such Fiscal Year along with a prepayment of the then outstanding Advances equal to seventy-five percent (75%) of the annual Excess Cash Flow; provided, however, that (A) if the ratio of Consolidated Debt to EBITDA, measured at the end of and for such Fiscal Year of such Borrower, for such Fiscal Year of such Borrower, is less than or equal to 4.25:1, then the required prepayment of the then outstanding Advances shall be in the amount of fifty percent (50%) of the annual Excess Cash Flow for such Fiscal Year rather than seventy-five percent (75%) of such annual Excess Cash Flow.

          (ii) Upon receipt by any Loan Party or any of its Subsidiaries of Net Cash Proceeds from any Asset Disposition, the Borrowers shall prepay the then outstanding Advances in an amount equal to one-hundred percent (100%) of such Net Cash Proceeds payable concurrently with consummation of such Asset Disposition.

          (iii) Within fifteen (15) days after receipt by any Loan Party or any of its Subsidiaries of Net Cash Proceeds from any Equity Issuance, the Borrowers may retain up to $2,000,000 in the aggregate, as working capital and then shall prepay the then outstanding Advances in an amount equal to fifty percent (50%) of such Net Cash Proceeds in excess of $2,000,000.

          (iv) Within fifteen (15) days after receipt of Net Cash Proceeds by any Loan Party or any of its Subsidiaries from any Extraordinary Receipt received by or paid to or for the account of any Loan Party or any of its Subsidiaries and not otherwise included in clause (i), (ii) or (iii) above, the Borrowers shall prepay the then outstanding Advances in an amount equal to one hundred percent (100%) of such Net Cash Proceeds.

          (v) Each prepayment made pursuant to clause (i), (ii), (iii) or (iv) shall be subject to the provisions of Section 11.4(c) and shall be applied to prepay the Facilities in the following manner: first, ratably to the
     Revolving Credit Facility to repay Revolving Credit Advances then outstanding until such Revolving Credit Advances are paid in full; second, to repay Letter of Credit Advances then outstanding until such Letter of Credit Advances are paid in full; and third, deposited in the L/C Cash Collateral Account to cash collateralize 100% of the

     Available Amount of the Letters of Credit then outstanding. Upon the drawing of any Letter of Credit for which funds are on deposit in the L/C Cash Collateral Account, such funds shall be applied to reimburse the Issuing Bank or the Revolving Credit Lenders, as applicable. The amount remaining (if any) after the required prepayment of the Advances then outstanding and the 100% cash collateralization of the aggregate Available Amount of Letters of Credit then outstanding (the sum of such prepayment amounts, cash collateralization amounts and remaining amount being referred to herein as the "Reduction Amount") may be retained by the Borrowers. Upon the drawing of any Letter of Credit for which funds are on deposit in the L/C Cash Collateral Account, such funds shall be applied to reimburse the Issuing Bank or the Revolving Credit Lenders, as applicable. Upon the termination of all of the Commitments and the indefeasible payment in full of all Obligations, including, without limitation, termination or expiration of all Letters of Credit and the indefeasible payment in full of all Obligations in respect of all Letters of Credit, then all amounts remaining on deposit in the L/C Cash Collateral Account shall be returned to the Borrowers.

          (vi) The Borrowers shall, within fifteen (15) days following the end of each month in each Fiscal Year, pay to the Administrative Agent for deposit in the L/C Cash Collateral Account an amount sufficient to cause the aggregate amount on deposit in such Account to equal the amount by which the aggregate Available Amount of all Letters of Credit then outstanding exceeds the Letter of Credit Facility on such Business Day.

          (vii) At any time that the aggregate amount of Revolving Credit Advances outstanding exceeds the Revolving Credit Facility, the Borrowers shall immediately repay Revolving Credit Advances to the extent necessary to reduce the principal balance of Revolving Credit Borrowings to an amount equal to or less than the Revolving Credit Facility.

          (viii) The foregoing notwithstanding, the provisions of this Section 2.6(b) shall not be construed to permit any Equity Issuance, Debt Issuance or Asset Disposition otherwise prohibited under the terms of this Agreement.

     (c) Application of Prepayments to the Revolving Facility. Upon receipt of any amounts to be applied to the prepayment in respect of the Revolving Credit Facility pursuant to this Section 2.6, the Administrative Agent shall apply such amounts to the prepayment of the Revolving Credit Advances ratably.

     SECTION 2.7 Interest.

     (a) Scheduled Interest. The Borrowers shall pay to the Administrative Agent, for the benefit of the Lenders, interest on the unpaid principal amount of each Advance owing to each Lender from the date of such Advance until such principal amount shall be paid in full at a rate per annum equal at all times to the sum of (x) the Prime Rate in effect from time to time plus (y) the Applicable Margin for such Advance in effect from time to time, payable in arrears on the last day of each month commencing April 30, 2001, during such periods and on the date such Prime Rate Advance shall be paid in full.

     (b) Default Interest. Upon the occurrence and during the continuance of a Default, the Borrowers shall pay interest on (i) the unpaid principal amount of each Advance owing to each Lender, payable in arrears on the dates referred to in clause (a) above and on demand, at a rate per annum equal at all times to 2% per annum above the rate per annum required to be paid on such Advance pursuant to clause (a) above and
(ii) to the fullest extent permitted by law, the amount of any interest, fee or other amount payable hereunder that is not paid when due (whether at the stated maturity, by acceleration or otherwise), from the date such amount shall be due until such amount shall be paid in full, payable in arrears on the date such amount shall be paid in full and on demand, at a rate per annum equal at all times to 2% per annum above the rate per annum required to be paid, in the case of interest, on the Advance on which such interest has accrued pursuant to clause (a) above, and, in all other cases, on Prime Rate Advances pursuant to clause (a) above.

     (c) Notice of Interest Rate. Promptly after receipt of a Notice of Borrowing pursuant to Section 2.2(a), the Administrative Agent shall give notice to the Borrowers and each appropriate Lender of the applicable interest rate determined by the Administrative Agent.

     (d) Limitations on Interest. All agreements between and among any Borrower, any Guarantors, any other Loan Party and the Lenders and/or the Administrative Agent are hereby expressly limited so that in no contingency or event whatsoever, whether by reason of acceleration of maturity of the Indebtedness evidenced hereby or otherwise, shall the amount paid or agreed to be paid to any Lender for the use or the forbearance of the Indebtedness incurred hereunder exceed the maximum permissible under applicable law. As used herein the term "applicable law" shall mean the law in effect as of the date hereof; provided, however, that in the event there is a change in the law which results in a higher permissible rate of interest, then this Agreement and the Notes issued hereunder shall be governed by such new law as of its effective date. In this regard it is expressly agreed that it is the intent of the Borrowers, the Lenders and the Administrative Agent in execution, delivery and acceptance of this Agreement to contract in strict compliance with the laws of the State of New York from time to time in effect. If under any circumstances whatsoever, fulfillment of any provision hereof or of any of the Loan Documents at the time performance of such provision shall be due shall involve transcending the limits of such validity prescribed by applicable law, then the obligation to be fulfilled shall automatically be reduced to the limits of such validity, and if under or from any circumstance whatsoever the Administrative Agent or any Lender should ever receive as interest any amount which would exceed the highest lawful rate, such amount which would be excessive interest shall be applied to the reduction of the principal balance evidenced by the Notes issued hereunder and not to the payment of interest. This provision shall control every other provision of all agreements between and among any Borrowers, any Guarantors, any other Loan Party, the Administrative Agent and the Lenders.

     SECTION 2.8 Fees.

     (a) Closing Fees. The Borrowers will pay on the Effective Date to the Administrative Agent for the Account of the Lenders a closing fee equal to one quarter of one percent (1/4%) of the Revolving Credit Facility.

     (b) Letter of Credit Fees. (i) The Borrowers shall pay to the Administrative Agent for the account of each Revolving Credit Lender a commission, payable in arrears quarterly on the last Business Day of each March, June, September and December, commencing June 30, 2001 and on the earliest to occur of the full drawing, expiration, termination or cancellation of any such Letter of Credit and on the Revolving Credit Termination Date, on such Lender's Pro Rata Share of the average daily aggregate Available Amount during such quarter of all Letters of Credit outstanding from time to time at the rate per annum equal to the Applicable Margin then in effect under the Revolving Credit Facility.

          (ii) In addition to the foregoing fees described in (i) above, the Borrowers shall pay to the Issuing Bank, for its own account, (x) on the Available Amount of each Letter of Credit outstanding, a fronting fee, for the period from the date of issuance of such Letter of Credit to and including the termination thereof, computed at the rate of one quarter of one percent (1/4%) per annum, payable in arrears quarterly on the last Business Day of each March, June, September and December of each year and on the date of termination thereof and (y) transfer fees and other customary fees and charges in connection with the issuance or administration of each Letter of Credit as the Borrower and the Issuing Bank shall agree.

     (c)   Administrative   Agent's  Fees.  The  Borrowers   shall  pay  to  the
Administrative Agent for its own account such fees as may from time to time be agreed between the Borrower and the Administrative Agent.

     SECTION 2.9 Increased Costs, Etc.

     (a) If, after the date hereof, due to (i) the introduction or effectiveness of, any change in, or any change in the interpretation of any law or regulation, or (ii) the compliance with any guideline or request from any central bank or other governmental authority (whether or not having the force of law), there shall be any increase in the cost to any Lender Party of agreeing to make or of making, funding or maintaining Prime Rate Advances or of agreeing to issue or of issuing or maintaining Letters of Credit or of agreeing to make or of making or maintaining Letter of Credit Advances (excluding for purposes of this Section
2.9 any such increased costs resulting from (x) Taxes or Other Taxes (as to which Section 2.11 shall govern) and (y) changes in the basis of taxation of overall net income or overall gross income by the United States or by the foreign jurisdiction or state under the laws of which such Lender Party is organized or has its Applicable Lending Office or any political subdivision thereof), then the Borrowers shall either (i) from time to time, upon demand by such Lender Party (with a copy of such demand to the Administrative Agent), pay to the Administrative Agent for the account of such Lender Party additional amounts sufficient to compensate such Lender Party for such increased cost or
(ii) repay in full the outstanding principal balance of such affected Advances, together with all interest accrued and unpaid thereon; provided, however, that a Lender Party claiming additional amounts under this Section 2.9(a) agrees to use best efforts (consistent with its internal policy and legal and regulatory restrictions) to designate a different Applicable Lending Office if the making of such a designation would avoid the need for, or reduce the amount of, such increased cost that may thereafter accrue and would not, in the reasonable judgment of such Lender Party, be otherwise disadvantageous to such Lender Party. A certificate as to the amount of such increased cost, submitted to the Borrowers by such Lender Party, shall be conclusive and binding for all purposes, absent manifest error.

     (b) If, after the date hereof, due to (i) the introduction or effectiveness of, any change in, or any change in the interpretation of, any law or regulation or (ii) the compliance with any guideline or request from any central bank or other governmental authority (whether or not having the force of law), there shall be any increase in the amount of capital required or reasonably expected to be maintained by any Lender Party or any corporation controlling such Lender Party as a result of or based upon the existence of such Lender Party's commitment to lend or to issue Letters of Credit hereunder and other commitments of such type or the issuance or maintenance of the Letters of Credit (or similar contingent obligations), then, upon demand by such Lender Party (with a copy of such demand to the Administrative Agent), the Borrowers shall pay to the Administrative Agent for the account of such Lender Party, from time to time as reasonably specified by such Lender Party, additional amounts sufficient to compensate such Lender Party in the light of such circumstances, to the extent that such Lender Party reasonably determines such increase in capital to be allocable to the existence of such Lender Party's commitment to lend or to issue Letters of Credit hereunder or to the issuance or maintenance of any Letters of Credit. A certificate as to such amounts submitted to the Borrowers by such Lender Party shall be conclusive and binding for all purposes, absent manifest error.

     SECTION 2.10 Payments and Computations.

     (a) The Borrowers shall make each payment hereunder and under the Notes, irrespective of any right of counterclaim or set-off (except as otherwise provided in Section 2.14), not later than 11:00 A.M. (New York time) on the day when due in U.S. dollars to the Administrative Agent at the Administrative
Agent's Account in same day funds. The Administrative Agent will promptly thereafter cause like funds to be distributed (i) if such payment by the Borrowers is in respect of principal, interest, commitment fees or any other Obligation then payable hereunder and under the Notes to more than one Lender Party, to such Lender Parties for the account of their respective Applicable Lending Offices ratably in accordance with the amounts of such respective Obligations then payable to such Lender Parties and (ii) if such payment by the Borrowers is in respect of any Obligation then payable hereunder to one Lender Party, to such Lender Party for the account of its Applicable Lending Office, in each case to be applied in accordance with the terms of this Agreement. Upon its acceptance of an Assignment and Acceptance and recording of the information contained therein in the Register pursuant to Section 11.7(d), from and after the effective date of such Assignment and Acceptance, the Administrative Agent shall make all payments hereunder and under the Notes in respect of the interest assigned thereby to the Lender Party assignee thereunder, and the parties to such Assignment and Acceptance shall make all appropriate adjustments in such payments for periods prior to such effective date directly between themselves.

     (b) If the Administrative Agent receives funds for application to the Obligations under the Loan Documents under circumstances for which the Loan Documents do not specify the Advances or the Facility to which, or the manner in which, such funds are to be applied, the Administrative Agent may, but shall not be obligated to, elect to distribute such funds to each Lender Party ratably in accordance with such Lender Party's proportionate share of the principal amount of all outstanding Advances and the Available Amount of all Letters of Credit then outstanding in repayment or prepayment of such of the outstanding Advances or other Obligations owed to such Lender Party, and for application to such principal installments, as the Administrative Agent shall direct.

     (c) The Borrowers hereby authorize each Lender Party, if and to the extent payment owed to such Lender Party is not made when due hereunder or, in the case of a Lender, under the Note held by such Lender, to charge from time to time against any or all of the Borrowers' accounts with such Lender Party any amount so due.

     (d) All computations of interest, fees and Letter of Credit commissions shall be made by the Administrative Agent on the basis of a year of 360 days, in each case for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest, fees or commissions are payable; provided, however, that interest on Prime Rate Loans shall be computed on the basis of a year of 365 days. Each determination by the Administrative Agent of an interest rate, fee or commission hereunder shall be conclusive and binding for all purposes, absent manifest error.

     (e) Whenever any payment hereunder or under the Notes shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of payment of interest or commitment fee, as the case may be.

     (f) Unless the Administrative Agent shall have received notice from the Borrowers prior to the date on which any payment is due to any Lender Party hereunder that the Borrowers will not make such payment in full, the Administrative Agent may assume that the Borrowers have made such payment in full to the Administrative Agent on such date and the Administrative Agent may, in reliance upon such assumption, cause to be distributed to each such Lender Party on such due date an amount equal to the amount then due such Lender Party. If and to the extent the Borrowers shall not have so made such payment in full to the Administrative Agent, each such Lender Party shall repay to the Administrative Agent forthwith on demand such amount distributed to such Lender Party together with interest thereon, for each day from the date such amount is distributed to such Lender Party until the date such Lender Party repays such amount to the Administrative Agent, at the Federal Funds Rate.

     SECTION 2.11 Taxes.

     (a) Any and all payments by the Borrowers hereunder or under the Notes shall be made, in accordance with Section 2.10, free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding, in the case of each Lender Party and the Administrative Agent, net income taxes that are imposed by the United States and net income taxes (or franchise taxes imposed in lieu thereof) that are imposed on such Lender Party or the
Administrative Agent by the state or foreign jurisdiction under the laws of which such Lender Party or the Administrative Agent (as the case may be) is organized or any political subdivision thereof and, in the case of each Lender Party, net income taxes (or franchise taxes imposed in lieu thereof) that are imposed on such Lender Party by the state or foreign jurisdiction of such Lender Party's Applicable Lending Office or any political subdivision thereof (all such non-excluded taxes, levies, imposts, deductions, charges, withholdings and liabilities in respect of payments hereunder or under the Notes being hereinafter referred to as "Taxes"). If the Borrowers shall be required by law to deduct any Taxes from or in respect of any sum payable hereunder or under any Note to any Lender Party or the Administrative Agent, (i) the sum payable shall be increased as may be necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 2.11) such Lender Party or the Administrative Agent (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrowers shall make such deductions and (iii) the Borrowers shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law.

     (b) In addition, the Borrowers shall pay any present or future stamp, documentary, excise, property or similar taxes, charges or levies that arise from any payment made hereunder or under the Notes or from the execution, delivery or registration of, performing under, or otherwise with respect to, this Agreement or the Notes (hereinafter referred to as "Other Taxes").

     (c) The Borrowers shall indemnify each Lender Party and the Administrative Agent for the full amount of Taxes and Other Taxes, and for the full amount of taxes imposed by any jurisdiction on amounts payable under this Section 2.11, imposed on or paid by such Lender Party or the Administrative Agent (as the case may be) and any liability (including penalties, additions to tax, interest and expenses) arising therefrom or with respect thereto, except with respect to any Lender Party or the Administrative Agent, as the case may be, for such a liability arising from such Lender Party's or the Administrative Agent's, as the case may be, willful misconduct or gross negligence. This indemnification shall be made within thirty (30) days from the date on which such Lender Party or the Administrative Agent, as the case may be, makes written demand specifying in reasonable detail the basis therefor.

     (d) Within thirty (30) days after the date of any payment of Taxes, the Borrowers shall furnish to the Administrative Agent, at its address referred to in Section 11.2, the original receipt of payment thereof or a certified copy of such receipt. In the case of any payment hereunder or under the Notes by or on behalf of the Borrowers through an account or branch outside the United States or by or on behalf of the Borrowers by a payor that is not a United States person, if the Borrowers determine that no Taxes are payable in respect thereof, the Borrowers shall furnish, or shall cause such payor to furnish, to the Administrative Agent, at such address, an opinion of counsel acceptable to the Administrative Agent stating that such payment is exempt from Taxes. For purposes of this subsection (d) and subsection (e), the terms "United States" and "United States person" shall have the meanings specified in Section 7701 of the Internal Revenue Code.

     (e) Each Lender Party organized under the laws of a jurisdiction outside the United States shall, on or prior to the date of its execution and delivery of this Agreement in the case of each Initial Lender or Initial Issuing Bank, as the case may be, and on the date of the Assignment and Acceptance pursuant to which it became a Lender Party in the case of each other Lender Party, and from time to time thereafter as requested in writing by the Borrowers or the Administrative Agent (but only so long thereafter as such Lender Party remains lawfully able to do so), provide each of the Administrative Agent and the Borrowers with two (2) original Internal Revenue Service forms 1001 or 4224, as appropriate, or any successor or other form prescribed by the Internal Revenue Service, certifying that such Lender is exempt from or entitled to a reduced rate of United States withholding tax on payments pursuant to this Agreement or the Notes. If the forms provided by a Lender Party at the time such Lender Party first becomes a party to this Agreement indicates or such Lender Party is later subject to a United

States interest withholding tax rate in excess of zero, withholding tax at such rate shall be considered excluded from Taxes unless and until such Lender Party provides the appropriate form certifying that a lesser rate applies, whereupon withholding tax at such lesser rate only shall be considered excluded from Taxes for periods governed by such form; provided, however, that, if at the date of the Assignment and Acceptance pursuant to which a Lender Party becomes a party to this Agreement, the Lender Party assignor was entitled to payments under subsection (a) in respect of United States withholding tax with respect to interest paid at such date, then, to such extent, the term Taxes shall include (in addition to withholding taxes that may be imposed in the future or other amounts otherwise includable in Taxes) United States withholding tax, if any, applicable with respect to the Lender Party assignee on such date. If any form or document referred to in this subsection (e) requires the disclosure of information, other than information necessary to compute the tax payable and information required on the date hereof by Internal Revenue Service form 1001 or 4224, that the Lender Party reasonably considers to be confidential, the Lender Party shall give notice thereof to the Borrowers and shall not be obligated to include in such form or document such confidential information.

     (f) For any period with respect to which a Lender Party has failed to provide the Borrowers with the appropriate form described in subsection (e) (other than if such failure is due to a change in law occurring after the date on which a form originally was required to be provided or if such form otherwise is not required under subsection (e)), such Lender Party shall not be entitled to indemnification under subsection (a) or (c) with respect to Taxes imposed by the United States by reason of such failure; provided, however, that should a Lender Party become subject to Taxes because of its failure to deliver a form required hereunder, the Borrowers shall take such steps as such Lender Party shall reasonably request to assist such Lender Party to recover such Taxes.

     SECTION 2.12 Sharing of Payments,  Etc.

     If any Lender Party shall obtain at any time any payment (whether voluntary, involuntary, through the exercise of any right of set-off, or otherwise) (i) on account of Obligations due and payable to such Lender Party hereunder or under the Notes at such time in excess of its ratable share (according to the proportion of (x) the amount of such Obligations due and payable to such Lender Party at such time to (y) the aggregate amount of the Obligations due and payable to all Lender Parties hereunder and under the Notes at such time) of payments on account of the Obligations due and payable to all Lender Parties hereunder or under the Notes at such time obtained by all the Lender Parties at such time or (ii) on account of Obligations owing (but not due and payable) to such Lender Party hereunder and under the Notes at such time in excess of its ratable share (according to the proportion of (x) the amount of such Obligations owing to such Lender Party at such time to (y) the aggregate amount of the Obligations owing (but not due and payable) to all Lender Parties hereunder and under the Notes at such time) of payments on account of the Obligations owing (but not due and payable) to all Lender Parties hereunder and under the Notes at such time obtained by all of the Lender Parties at such time, such Lender Party shall forthwith purchase from the other Lender Parties such participations in the Obligations due and payable or owing to them, as the case may be, as shall be necessary to cause such purchasing Lender Party to share the excess payment ratably with each of them; provided, however, that if all or any portion of such excess payment is thereafter recovered from such purchasing Lender Party, such purchase from each other Lender Party shall be rescinded and each such other Lender Party shall repay to the purchasing Lender Party the purchase price to the extent of such Lender Party's ratable share (according to the proportion of (x) the purchase price paid to such Lender Party to (y) the aggregate purchase price paid to all Lender Parties) of such recovery together with an amount equal to such Lender Party's ratable share (according to the proportion of (x) the amount of such other Lender Party's required repayment to
(y) the total amount of such required repayments to the purchasing Lender Party) of any interest or other amount paid or payable by the purchasing Lender Party in respect of the total amount so recovered.

The Borrowers agree that any Lender Party so purchasing a participation from another Lender Party pursuant to this Section 2.12 may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of set-off) with respect to such participation as fully as if such Lender Party were the direct creditor of the Borrowers in the amount of such participation.

     SECTION  2.13  Use of  Proceeds.

     The proceeds of the Advances and the issuances of Letters of Credit shall be available, and the Borrowers shall use such proceeds and Letters of Credit for general corporate purposes and working capital needs of Borrowers and their subsidiaries.

     SECTION 2.14 Defaulting Lenders.

     (a) In the event that, at any one time, (i) any Lender Party shall be a Defaulting Lender, (ii) such Defaulting Lender shall owe a Defaulted Advance to the Borrowers and (iii) the Borrowers shall be required to make any payment hereunder or under any other Loan Document to or for the account of such Defaulting Lender, then the Borrowers may, so long as no Default shall occur or be continuing at such time and to the fullest extent permitted by applicable law, set off and otherwise apply the obligation of the Borrowers to make such payment to or for the account of such Defaulting Lender against the obligation of such Defaulting Lender to make such Defaulted Advance. In the event that, on any date, the Borrowers shall so set off and otherwise apply its obligation to make any such payment against the obligation of such Defaulting Lender to make any such Defaulted Advance on or prior to such date, the amount so set off and otherwise applied by the Borrowers shall constitute for all purposes of this Agreement and the other Loan Documents an Advance by such Defaulting Lender made on the date under the Facility pursuant to which such Defaulted Advance was originally required to have been made pursuant to Section 2.1. Such Advance shall be a Prime Rate Advance and shall be considered, for all purposes of this Agreement, to comprise part of the Borrowing in connection with which such Defaulted Advance was originally required to have been made pursuant to Section
2.1. The Borrowers shall notify the Administrative Agent at any time the Borrowers exercise their right of set-off pursuant to this subsection (a) and shall set forth in such notice (i) the name of the Defaulting Lender and the Defaulted Advance required to be made by such Defaulting Lender and (ii) the amount set off and otherwise applied in respect of such Defaulted Advance pursuant to this subsection (a). Any portion of such payment otherwise required to be made by the Borrowers to or for the account of such Defaulting Lender which is paid by the Borrowers, after giving effect to the amount set off and otherwise applied by the Borrowers pursuant to this subsection (a), shall be applied by the Administrative Agent as specified in subsection (b) or (c) of this Section 2.14.

     (b) In the event that, at any one time, (i) any Lender Party shall be a Defaulting Lender, (ii) such Defaulting Lender shall owe a Defaulted Amount to the Administrative Agent or any of the other Lender Parties and (iii) the Borrowers shall make any payment hereunder or under any other Loan Document to the Administrative Agent for the account of such Defaulting

Lender, then the Administrative Agent may, on its behalf or on behalf of such other Lender Parties and to the fullest extent permitted by applicable law, apply at such time the amount so paid by the Borrowers to or for the account of such Defaulting Lender to the payment of each such Defaulted Amount to the extent required to pay such Defaulted Amount. In the event that the Administrative Agent shall so apply any such amount to the payment of any such Defaulted Amount on any date, the amount so applied by the Administrative Agent shall constitute for all purposes of this Agreement and the other Loan Documents, payment, to such extent, of such Defaulted Amount on such date. Any such amount so applied by the Administrative Agent shall be retained by the Administrative Agent or distributed by the Administrative Agent to such other Lender Parties, ratably in accordance with the respective portions of such Defaulted Amounts payable at such time to the Administrative Agent and such other Lender Parties and, if the amount of such payment made by the Borrower shall at such time be insufficient to pay all Defaulted Amounts owing at such time to the Administrative Agent and the other Lender Parties, in the following order of priority:

          (i) first, to the Administrative Agent for any Defaulted Amount then owing to the Administrative Agent; and

          (ii) second, to the Lender Parties for any Defaulted Amounts then owing to such Lender Parties, ratably in accordance with such respective Defaulted Amounts then owing to such Lender Parties.

Any portion of such amount paid by the Borrowers for the account of such Defaulting Lender remaining, after giving effect to the amount applied by the Administrative Agent pursuant to this subsection (b), shall be applied by the Administrative Agent as specified in subsection (c) of this Section 2.14.

     (c) In the event that, at any one time, (i) any Lender Party shall be a Defaulting Lender, (ii) such Defaulting Lender shall not owe a Defaulted Advance or a Defaulted Amount and (iii) the Borrowers, the Administrative Agent or any other Lender Party shall be required to pay or distribute any amount hereunder or under any other Loan Document to or for the account of such Defaulting Lender, then the Borrowers or such other Lender Party shall pay such amount to the Administrative Agent to be held by the Administrative Agent, to the fullest extent permitted by applicable law, in escrow or the Administrative Agent shall, to the fullest extent permitted by applicable law, hold in escrow such amount otherwise held by it. Any funds held by the Administrative Agent in escrow under this subsection (c) shall be deposited by the Administrative Agent in an account with Fleet, in the name and under the control of the Administrative Agent, but subject to the provisions of this subsection (c). The terms applicable to such account, including the rate of interest payable with respect to the credit balance of such account from time to time, shall be Fleet's standard terms applicable to escrow accounts maintained with it. Any interest credited to such account from time to time shall be held by the Administrative Agent in escrow under, and applied by the Administrative Agent from time to time in accordance with the provisions of, this subsection (c). The Administrative Agent shall, to the fullest extent permitted by applicable law, apply all funds so held in escrow from time to time to the extent necessary to make any Advances required to be made by such Defaulting Lender and to pay any amount payable by such
Defaulting Lender hereunder and under the other Loan Documents to the Administrative Agent or any other Lender Party, as and when such Advances or amounts are required to be made or paid and, if the amount so held in escrow shall at any time be insufficient to make and pay all such Advances and amounts required to be made or paid at such time, in the following order of priority:

          (i) first, to the Administrative Agent for any amount then due and payable by such Defaulting Lender to the Administrative Agent hereunder;

          (ii) second, to the Lender Parties for any amount then due and payable by such Defaulting Lender to such Lender Parties hereunder, ratably in accordance with such respective amounts then due and payable to such Lender Parties; and

          (iii) third, to the Borrowers for any Advance then required to be made by such Defaulting Lender pursuant to a Commitment of such Defaulting Lender.

In the event that any Lender Party that is a Defaulting Lender shall, at any time, cease to be a Defaulting Lender, any funds held by the Administrative Agent in escrow at such time with respect to such Lender Party shall be distributed by the Administrative Agent to such Lender Party and applied by such Lender Party to the Obligations owing to such Lender Party at such time under this Agreement and the other Loan Documents in such manner as the Administrative Agent shall reasonably direct.

     (d) The rights and remedies against a Defaulting  Lender under this Section
2.14 are in addition to other rights and remedies that the Borrowers may have against such Defaulting Lender with respect to any Defaulted Advance and that the Administrative Agent or any Lender Party may have against such Defaulting Lender with respect to any Defaulted Amount.

                                   ARTICLE 3

                              CONDITIONS OF LENDING

     SECTION 3.1 Conditions Precedent to Extension of Revolving Credit Termination Date. The obligation of each Lender to extend the Revolving Credit Termination Date on the terms provided herein is subject to the satisfaction of each of the following conditions precedent before or concurrently with the Effective Date:

     (a) The Administrative Agent shall have received on or before the Effective Date the following, each dated such day (unless otherwise specified), in form and substance satisfactory to the Administrative Agent and the Lenders, and in sufficient copies, for each Lender Party:

          (i) The Notes payable to the order of the Lenders duly executed by the Borrowers.

          (ii) A security agreement in substantially the form of Exhibit E (together with each other security agreement delivered pursuant to Section 5.13, in each case as amended, supplemented or otherwise modified from time to time in accordance with its terms, each a "Security Agreement"), duly executed by the Borrowers and each Guarantor, together with:

               (A) proper, duly executed financing statements (or assignments or amendments thereto) under the Uniform Commercial Code of all jurisdictions that the Administrative Agent may deem necessary or desirable in order to perfect or continue perfection and protect the first priority Liens and security interests created under the Security Agreement, covering the Collateral described in the Security Agreement which are able to be perfected by filing;

               (B) evidence of the completion of all other recordings and filings of or with respect to the Security Agreement that the Administrative Agent may deem necessary or desirable in order to perfect and protect the Liens created thereby;

               (C) evidence of the insurance required by the terms of the Security Agreement;

               (D) copies of the Assigned Agreements, if any, referred to in the Security Agreement, together with a consent (to the extent required by the Administrative Agent) to such assignments, if any, in substantially the form of Exhibit C to the Security Agreement, duly executed by each party to such Assigned Agreements other than the applicable Borrower;

               (E) certificates representing the Pledged Shares referred to in the Security Agreement, accompanied by undated stock powers executed in blank and irrevocable proxies;

               (F) a duly executed note assignment agreement in form and substance satisfactory to the Administrative Agent (as amended, modified and supplemented from time to time, the "Note Assignment Agreement") covering (and together with) all intercompany notes made by the Borrowers' Subsidiaries payable to the Borrowers and duly endorsed to the Administrative Agent;

               (G) evidence that all other action that the Administrative Agent may deem necessary or desirable in order to perfect the first priority liens and security interests created under the Security Agreement has been taken.

          (iii) An intellectual property security agreement in substantially the form of Exhibit G hereto (together with each other intellectual property security agreement delivered pursuant to Section 5.13, in each case as amended, supplemented or otherwise modified from time to time in accordance with its terms, each an "Intellectual Property "Security Agreement"), duly executed by the Borrowers and each Guarantor, together with evidence that all action that the Administrative Agent may deem necessary or desirable in order to perfect and protect the first priority Liens and security interests created under the Intellectual Property Security Agreement has been taken.

          (iv) A guaranty in substantially the form of Exhibit H hereto (as hereafter amended, supplemented or otherwise modified from time to time in accordance with its terms, whether one or more, the "Subsidiary Guaranty"), duly executed by each Domestic Subsidiary of the Borrowers other than Inactive Subsidiaries, provided, that each such Inactive Subsidiary is dissolved or merged into MediaBay within thirty (30) days after the Effective Date (or sixty (60) days with respect to any corporation organized under the laws of the state of New York) and that a duly certified copy of each applicable certificate of dissolution or merger is delivered to Administrative Agent.

          (v) For each Borrower, (i) a true and correct copy of the charter of such Borrower and each amendment thereto, (ii) a true and correct copy of the by-laws of such Borrower and (iii) resolutions of the Board of Directors of such Borrower approving this Agreement, the Notes, the Huntingdon Financing Documents, the Huntingdon Secured Subordinated Debt Documents and each other Loan Document to which it is or is to be a party, and of all documents evidencing other necessary corporate action and governmental and other third party approvals and consents, if any, with respect to this Agreement, the Notes, the Huntingdon Financing Documents, the Huntingdon Secured Subordinated Debt Documents and each other Loan Document, each certified as of the Effective Date by such Borrower's corporate secretary or an assistant secretary as being in full force and effect without any modification or amendment.

          (vi) For each Borrower, a copy of a certificate of the Secretary of State of the jurisdiction of its incorporation, dated within twenty (20) Business Days of the Effective Date, listing the charter of such Borrower and each amendment thereto on file in its office and certifying that (A) such amendments are the only amendments to such Borrower's charter on file in its office, (B) to the extent obtainable, that such Borrower has paid all franchise taxes to the date of such certificate and (C) such Borrower is duly incorporated and in good standing or existing, as the case may be, under the laws of the State of the jurisdiction of its incorporation.

          (vii) [Intentionally Left Blank]

          (viii) A certificate of each Loan Party signed on behalf of such Loan Party by a Responsible Officer and the Secretary or an Assistant Secretary of such Loan Party, dated the Effective Date (the statements made in such certificate shall be true on and as of the Effective Date), certifying as to (and attaching in the case of (A)): (A) resolutions of the Board of Directors of such Loan Party approving this Agreement, the Notes, the Subsidiary Guaranty, the Huntingdon Financing Documents, the Huntingdon Secured Subordinated Debt Documents and each other Loan Document to which it is or is to be a party, and of all documents evidencing other necessary corporate action and governmental and other third party approvals and consents, if any, with respect to this Agreement, the Notes, the Huntingdon Financing Documents, the Huntingdon Secured Subordinated Debt Documents and each other Loan Document, (B) the due incorporation and good standing of such Loan Party as a corporation organized under the laws of the jurisdiction of its incorporation, and the absence of any proceeding for the dissolution or liquidation of such Loan Party, (C) the truth of the representations and warranties contained in the Loan Documents as though made on and as of the Effective Date except for such representations and warranties that expressly relate to an earlier date and except for changes in the ordinary course of business none of which individually or in the aggregate could reasonably be expected to have a Material Adverse Effect and (D) after giving effect to this Agreement, the absence of any event occurring and continuing, or resulting from the amendment and restatement of the Prior Credit Agreement, that constitutes a Default or an Event of Default.

          (ix) A certificate of the Secretary or an Assistant Secretary of each Loan Party certifying the names and true signatures of the officers of such Loan Party authorized to sign this Agreement, the Notes, each other Loan Document to which they are or are to be parties and the other documents to be delivered hereunder and thereunder.

          (x) Such financial, business and other information regarding each Loan Party as any of the Lenders shall have reasonably requested.

          (xi) Evidence that the Huntingdon Financing Debt has been made on terms and conditions satisfactory to the Lenders and that an advance thereunder, in the amount of $2,500,000, has been made to MediaBay.

          (xii) A certified copy of the Huntingdon Financing Documents.

          (xiii) A certified copy of the Huntingdon Secured Subordinated Loan Documents.

          (xiv) The Lenders and lenders of the Huntingdon Financing Debt shall have executed the Huntingdon Financing Intercreditor Agreement dated the date hereof in form and substance satisfactory to the Required Lenders.

          (xv) The Lenders and lenders of the Huntingdon Secured Subordinated Loan shall have executed the Huntingdon Secured Subordinated Intercreditor Agreement dated the date hereof in form and substance satisfactory to the Required Lenders.

          (xvi) Evidence that the holders of all outstanding Senior Subordinated Debt have consented to the Transaction, the Huntingdon Financing Debt and the Huntingdon Secured Subordinated Loan.

          (xvii) A copy of a certificate of the Secretary of State of Florida, dated within twenty (20) Business Days of the Effective Date, listing the charter of Huntingdon and each amendment thereto on file in its office and certifying that (A) such amendments are the only amendments to Huntingdon's charter on file in its office, (B) to the extent obtainable, that such Huntingdon has paid all franchise taxes to the date of such certificate and
     (C) Huntingdon is duly incorporated and in good standing or existing, as the case may be, under the laws of the State of Florida.

          (xviii) A certificate of the Secretary or an Assistant Secretary of Huntingdon certifying the names and true signatures of the officers of Huntingdon authorized to sign each Loan Document to which it is a party and the other documents to be delivered hereunder and thereunder.

          (xix) A fee letter of even date herewith (the "ING Fee Letter") between Borrowers and ING setting forth the agency fees to be paid to ING thereunder at the times specified for payment therein.

     (b) Perfection of Liens. All Uniform Commercial Code and other filing and recording fees and taxes shall have been paid or duly provided for. All Liens granted to the

Administrative Agent with respect to the Collateral are valid and effective and, upon the filing of the duly executed Uniform Commercial Code financing statements (or similar filings required by the applicable statutes of any jurisdiction in which the Administrative Agent is being granted a Lien by any Loan Party), will be perfected and of first priority, except as otherwise permitted under this Agreement and except for compliance with the Assignment of Claims Act of 1940, as amended, with respect to Receivables where the account debtor is the United States of America or any department, agency or instrumentality thereof. All certificates representing capital stock included in the Collateral shall have been delivered to the Administrative Agent (with duly executed stock powers, as appropriate) and all instruments included in the Collateral shall have been delivered to the Administrative Agent (duly endorsed to the Administrative Agent).

     (c) The Lenders shall be satisfied that all Surviving Debt shall be on terms and conditions satisfactory to the Lenders.

     (d) There shall have occurred no change in the business, condition (financial or otherwise), results of operations, performance or properties of the Borrowers and their Subsidiaries, taken as a whole, since December 31, 2000, that could reasonably be expected to result in a Material Adverse Effect, and there shall have occurred no change in the business, condition (financial or otherwise).

     (e) Other than the Disclosed Litigation, there shall exist no action, suit, investigation, litigation or proceeding pending or threatened in any court or before any arbitrator or governmental or regulatory agency or authority that could reasonably be expected to have a Material Adverse Effect, and there shall have been no Material Adverse Effect in the status, or financial effect on the Borrowers or their Subsidiaries as a whole, of the Disclosed Litigation from that described on Schedule 4.9.

     (f) All governmental and third party consents and approvals necessary in connection with any aspect of the Transaction, the Huntingdon Financing Debt, the Huntingdon Secured Subordinated Debt and the Senior Subordinated Debt (including, but not limited to, a letter of consent from the Nasdaq Stock Market indicating its consent to the issuance of the Series A Convertible Preferred Stock of MediaBay which shall be issuable pursuant to the terms of the Huntingdon Financing Documents, the Huntingdon Secured Subordinated Debt Documents and the Senior Subordinated Debt Documents) shall have been obtained (without the imposition of any conditions that are not acceptable to the Lenders) and shall remain in effect; all applicable waiting periods shall have expired without any adverse action being taken by any competent authority; and no law or regulation shall be applicable in the judgment of the Lenders that restrains, prevents or imposes materially adverse conditions upon any aspect of the Facilities.

     (g) After giving effect to this Agreement, there shall exist no Default or Event of Default under any of the Loan Documents, and all legal matters incident to this Agreement shall be reasonably satisfactory to counsel for the Administrative Agent.

     (h) All accrued reasonable fees and expenses of the Administrative Agent under the Prior Credit Agreement, the Administrative Agent and the Lenders (including the fees and expenses of counsel for the Administrative Agent and the Lenders under the Prior Credit

Agreement, the Administrative Agent and the Lenders and local counsel for the Administrative Agent) shall have been paid.

     (i) The Administrative Agent shall be reasonably satisfied with the amount, types and terms and conditions of all insurance maintained by or to be maintained by MediaBay and its Subsidiaries, and the Administrative Agent shall have received, as deemed necessary in its sole discretion, endorsements naming the Administrative Agent, on behalf of the Lenders, as loss payee or an additional insured, as applicable, under all insurance policies to be maintained with respect to the properties of MediaBay and its Subsidiaries forming any part of the Lenders' Collateral under the Security Agreement and the other Loan Documents and Collateral Documents.

     (j) The Administrative Agent shall have received duly executed and delivered counterparts of landlord waivers from all landlords and leasehold mortgage holders and bailee letters from all warehousemen and bailees with respect to any Inventory located at a location that is not owned by a Borrower, as deemed necessary or desirable in the Administrative Agent's sole discretion, to preserve or otherwise in respect of the Administrative Agent's rights in Collateral. The Administrative Agent shall also have received such bank agency and/or lockbox agreements, third party consents, intercreditor agreements or other agreements, as deemed necessary or desirable in the Administrative Agent's sole discretion, to preserve or otherwise in respect of the Administrative Agent's rights in the Collateral.

     (k) The Administrative Agent shall have received such other approvals, opinions or documents as any Lender through the Administrative Agent may reasonably request, and all legal matters incident to such Borrowing shall be satisfactory to counsel for the Administrative Agent.

     (l) The Administrative Agent shall have received satisfactory opinions of counsel for the Borrowers and the Guarantors and local and special counsel to the extent reasonably requested by the Administrative Agent, as to the Transaction.

     SECTION 3.2  Conditions  Precedent  to Each  Borrowing  and  Issuance.

     The obligation of each appropriate Lender to make an Advance (other than a Letter of Credit Advance made by the Issuing Bank or a Revolving Credit Lender pursuant to Section 2.3(c), and the obligation of the Issuing Bank to issue a Letter of Credit (including the initial issuance thereof) or renew a Letter of Credit and the right of the Borrowers to request the issuance or renewal of a Letter of Credit, shall each be subject to the further conditions precedent that on the date of each such Borrowing or issuance or renewal:

     (a) Each of the conditions precedent listed in Section 3.1 shall have been satisfied or waived in accordance with this Agreement.

     (b) The following statements shall be true and the Administrative Agent shall have received a certificate signed by a duly authorized Responsible Officer of each of the Borrowers, dated the date of such Borrowing or issuance or renewal, stating that (and each of the giving of the applicable Notice of Borrowing, or Notice of Issuance or Notice of Renewal and the acceptance by the Borrowers of the proceeds of a Borrowing or of a Letter of Credit or the renewal of a Letter of Credit shall constitute a representation and warranty by the Borrowers that both on the date of such notice and on the date of such Borrowing or issuance or renewal such statements are true):

          (i) the representations and warranties contained in each Loan Document are correct on and as of such date, before and after giving effect to such Borrowing or issuance or renewal and to the application of the proceeds therefrom, as though made on and as of such date (except for such representations and warranties that expressly relate to an earlier date and except for changes in the ordinary course of business which are not prohibited hereunder and none of which individually or in the aggregate would reasonably be expected to have a Material Adverse Effect); and

          (ii) no event has occurred and is continuing, or would result from such Borrowing or issuance or renewal or from the application of the proceeds therefrom, that constitutes a Default or an Event of Default.

     (c) The Administrative Agent shall have received such other approvals, opinions or documents as any appropriate Lender through the Administrative Agent may reasonably request, and all legal matters incident to such Borrowing or issuance of such Letter of Credit shall be satisfactory to counsel for the Administrative Agent.

     SECTION 3.3  Determinations  Under Section 3.1.

     For purposes of determining  compliance  with the  conditions  specified in
Section 3.1, each Lender shall be deemed to have consented to, approved or accepted or to be satisfied with each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to the Lenders unless an officer of the Administrative Agent responsible for the transactions contemplated by the Loan Documents shall have received written notice from such Lender prior to the Effective Date specifying its objection thereto.

                                   ARTICLE 4

                 REPRESENTATIONS AND WARRANTIES OF THE BORROWERS

     Each Borrower, jointly and severally, represents and warrants as follows:

     SECTION  4.1  Organization.

     Each Loan Party (a) is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, (b) is duly qualified and in good standing as a foreign corporation in each other jurisdiction in which it owns or leases property or in which the conduct of its business requires it to so qualify or be licensed except where the failure to so qualify or be licensed could not reasonably be expected to have a Material Adverse Effect and (c) has all requisite corporate power and authority (including, without limitation, all governmental licenses, permits and other approvals) to own or lease and operate its properties and to carry on its business as now conducted and as proposed to be conducted.

     SECTION 4.2  Subsidiaries.

     Set forth on Schedule 4.2 hereto is a complete and accurate list of the Borrowers and all Subsidiaries of each Loan Party, showing as of the date hereof (and updated on a quarterly basis to reflect changes permitted under this Agreement)
(i) the jurisdiction of its incorporation or formation, (ii) the jurisdictions in which such Loan Party is duly qualified and in good standing as a foreign corporation or Person, (iii) the number of shares of each class of capital stock or other equity interests authorized, and the number outstanding, and as to each of them that is a legal entity other than a corporation (but not a natural person), and the record owners (other than shares of such Borrower publicly held other than by Affiliates) of such equity interests, and the percentage of the outstanding shares or other interests of each such class owned (directly or indirectly) by such Loan Party and the number of shares or other interests covered by all outstanding options, warrants, rights of conversion or purchase and similar rights. All of the outstanding capital stock or other interests of all of such Borrower and each of such Subsidiaries has been validly issued, is fully paid and non-assessable and is owned by such Loan Party (except for the publicly owned stock of such Borrower) or one or more of its Subsidiaries free and clear of all Liens, except those created under the Collateral Documents.

     SECTION 4.3 Corporate  Power,  Authorization.

     The execution, delivery and performance by each Loan Party of this Agreement, the Notes, and each other Loan Document to which it is or is to be a party, and the consummation of the Transaction, are within such Loan Party's corporate powers, have been duly authorized by all necessary corporate action, and do not (a) contravene such Loan Party's charter or bylaws, (b) violate any law (including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Racketeer Influenced and Corrupt Organizations Chapter of the Organized Crime Control Act of 1970), rule, regulation (including, without limitation, Regulation T, U or X of the Board of Governors of the Federal Reserve System), order, writ, judgment, injunction, decree, determination or award, (c) conflict with or result in the breach of, or constitute a default under, any material contract, loan agreement, indenture, mortgage, deed of trust, lease or other material instrument or agreement binding on or affecting any Loan Party, any of its Subsidiaries or any of their respective properties where the conflict, breach or default relates to an instrument, agreement or other document involving assets, revenues or liabilities in excess of $250,000 individually or $500,000 in the aggregate or otherwise could reasonably be expected to have a Material Adverse Effect, or (d) except for the Liens created under the Collateral Documents, result in or require the creation or imposition of any Lien upon or with respect to any of the properties of any Loan Party or any of its Subsidiaries. No Loan Party or any of its Subsidiaries is in violation of any such law, rule, regulation, order, writ, judgment, injunction, decree, determination or award or in breach of any such contract, loan agreement, indenture, mortgage, deed of trust, lease or other instrument or agreement, the violation or breach of which could reasonably be expected to have a Material Adverse Effect.

     SECTION 4.4  Governmental  Authorizations,  Approvals.

     No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party is or was required for (a) the due execution, delivery, recordation, filing or performance by any Loan Party of this Agreement, the Notes, any other Loan Document to which it is or is to be a party, or for the consummation of the Transaction, (b) the grant by any Loan Party of the Liens granted by it pursuant to the Collateral Documents, (c) the perfection or maintenance of the Liens created by the Collateral Documents (including the first priority nature thereof) which Liens are able to be perfected by filings or the taking of possession with respect to the Collateral or such other actions as may be required by the Administrative Agent and agreed upon by the Borrowers or (d) the exercise by the Administrative Agent or any Lender Party of its rights under the Loan Documents or the remedies in respect of the Collateral pursuant to the Collateral Documents, except for the authorizations, approvals, actions, notices and filings listed on Schedule 4.4, all of which have been duly obtained, taken, given or made and are in full force and effect, except for such actions regarding the perfection of certain items of Collateral not required to be taken by the Administrative Agent or except where the failure to receive any authorizations, approvals, actions, notices or filings under instruments, agreements or other documents relates to an instrument, agreement or other document involving assets, revenues or liabilities in excess of $250,000 individually, or $500,000 in the aggregate or otherwise would not be reasonably likely to have a Material Adverse Effect. All applicable waiting periods in connection with the Transaction have expired without any action having been taken by any competent authority restraining, preventing or imposing materially adverse conditions upon the Transaction or the rights of the Loan Parties or their Subsidiaries freely to transfer or otherwise dispose of, or to create any Lien on, any properties now owned or hereafter acquired by any of them.

     SECTION 4.5 Due  Execution,  Validity,  Enforceability.

     This Agreement and each of the Notes and each other Loan Document has been or when delivered hereunder will have been, duly executed and delivered by each Loan Party thereto. This Agreement and each of the Notes and each other Loan
Document has been or when delivered hereunder will be, the legal, valid and binding obligation of each Loan Party thereto, enforceable against such Loan Party in accordance with its terms, except (a) as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally, except that such laws shall not materially interfere with the practical realization of the benefits of the Security Documents or the security interests or Liens created thereby except for (i) possible delay, (ii) situations which may arise under Chapter 11 of the Bankruptcy Code, and (iii) equitable orders of the Bankruptcy Court, and (b) to the extent that such enforceability is subject to general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law).

     SECTION 4.6  Financial  Statements.

     The Borrowers have delivered or at Closing will deliver to the Administrative Agent (i) the balance sheets of the Borrowers as at December 31, 2000, and the related statements of income and cash flows for the fiscal year then ended. The financial statements of the Borrowers and their Subsidiaries referred to above have been duly certified by the Chief Financial Officer of the applicable Borrower, copies of which have been furnished to each Lender Party, present fairly the Consolidated (and, with respect to the balance sheets dated December 31, 2000, consolidating) financial condition of the Borrowers and their Subsidiaries as at such date and the Consolidated (and, with respect to the statements of income dated December 31, 2000, consolidating) results of the operations of the Borrowers and their Subsidiaries for the period ended on such date, all in accordance with GAAP applied on a consistent basis, and, since September 30, 2000, there has been no change that could reasonably be expected to have a Material Adverse Effect on the Borrowers and their Subsidiaries or, to its knowledge, material adverse effect on the business, financial condition, results of operations, performance, reasonably foreseeable business prospects or properties taken as a whole.

     SECTION 4.7 Inactive  Subsidiaries.

     Each of the Subsidiaries set forth on Schedule 4.7 conducts no business and has no material assets or liabilities.

     SECTION 4.8  Accurate  Information.

     None of the information, exhibits or reports furnished by any Loan Party to the Administrative Agent or any Lender Party in connection with the Loan Documents or pursuant to the terms of the Loan Documents contained any untrue statement of a material historical fact or omitted to state a material historical fact necessary to make the statements made therein not misleading, provided that with regard to any forward-looking statements contained in such documents or information, exhibits or reports, such forward-looking statements are based on assumptions that were reasonable as of the time at which they were made.

     SECTION 4.9 Litigation.

     Other than the litigation disclosed on Schedule 4.9 (the "Disclosed Litigation"), there is no action, suit, investigation, litigation or proceeding affecting the Borrowers, any other Loan Party or any of their respective Subsidiaries, including, without limitation, any Environmental Action, pending or, to its knowledge, threatened before any court, governmental agency or arbitrator that could reasonably be expected to have a Material Adverse Effect, and there has been no change in the status, or financial effect on any Loan Party or any of its Subsidiaries, of the Disclosed Litigation from that described on Schedule 4.9 that could reasonably be expected to have a Material Adverse Effect.

     SECTION 4.10  Regulation  U.

     Neither the Borrowers nor any other Loan Party nor any of their respective Subsidiaries is engaged in the business of extending credit for the purpose of purchasing or carrying Margin Stock.

     SECTION 4.11 ERISA.

     (a) Except as set forth on Schedule 4.11 hereto, neither the Borrowers nor any of their ERISA Affiliates maintains or has maintained any Plans or Multiemployer Plans. Set forth on Schedule 4.11 is a complete and accurate list of all Welfare Plans and all defined contribution plans in respect of which any Loan Party could have liability.

     (b) Except as set forth in the financial  statements referred to in Section
4.6 and in Article 7, neither the Borrowers, any of the other Loan Parties nor any of their respective Subsidiaries has any material liability with respect to "expected post retirement benefit obligations" within the meaning of Statement of Financial Accounting Standards No. 106.

     SECTION 4.12 Casualty.

     Neither the business nor the properties of any Loan Party or any of its Subsidiaries are affected by any fire, explosion, accident, strike, lockout or other labor dispute, drought, storm, hail, earthquake, embargo, act of God or of the public enemy or other casualty (whether or not covered by insurance) that could reasonably be expected to have a Material Adverse Effect.

     SECTION 4.13 Environmental Matters.

     (a) The operations and properties of each Loan Party and each of its Subsidiaries comply in all known material respects with all applicable Environmental Laws and Environmental Permits, all known past non-compliance with such Environmental Laws and Environmental Permits has been resolved without ongoing obligations or costs, and no circumstances exist that could reasonably be expected to (i) form the basis of an Environmental

Action against any Loan Party or any of its Subsidiaries or any of their properties that could reasonably be expected to have a Material Adverse Effect or (ii) cause any such property to be subject to any material restrictions on ownership, occupancy, use or transferability under any Environmental Law.

     (b) Except as disclosed in the environmental  assessment  reports listed on
Schedule 4.13 hereto, (i) none of the properties currently or formerly owned or operated by any Loan Party or any of its Subsidiaries is listed or proposed for listing on the NPL or on the CERCLIS or any analogous foreign, state or local list or is adjacent to any such property; (ii) there are no and, to the best of its knowledge, never have been any underground or aboveground storage tanks or any surface impoundments, septic tanks, pits, sumps or lagoons in which Hazardous Materials are being or, to the best of its knowledge, have been treated, stored or disposed on any property currently owned or operated by any Loan Party or any of its Subsidiaries or on any property formerly owned or operated by any Loan Party or any of its Subsidiaries; (iii) there is no asbestos or asbestos-containing material on any property currently owned or operated by any Loan Party or any of its Subsidiaries; and (iv) Hazardous Materials have not been released, discharged or disposed of on any property currently owned or operated by any Loan Party or any of its Subsidiaries, or any property formerly owned or operated by any Loan Party or any of its Subsidiaries.

     (c) Except as disclosed in the environmental  assessment  reports listed on
Schedule 4.13, no Loan Party nor any of its Subsidiaries is undertaking or has not completed, either individually or together with other potentially responsible parties, any investigation or assessment or Remedial, Response or Removal action relating to any actual or threatened release, discharge or disposal of Hazardous Materials at any site, location or operation, either voluntarily or pursuant to the order of any governmental or regulatory authority or the requirements of any Environmental Law; and all Hazardous Materials generated, used, treated, handled or stored at, or transported to or from, any property currently owned or operated by any Loan Party or any of its Subsidiaries or any property formerly owned or operated by any Loan Party or any of its Subsidiaries have been disposed of in a manner not reasonably expected to result in material liability to any Loan Party or any of its Subsidiaries.

     SECTION 4.14 Restrictive Agreements.

     Except as set forth on Schedule 4.14, no Loan Party nor any of its Subsidiaries is a party to any indenture, loan or credit agreement or any lease or other agreement or instrument or subject to any charter or corporate restriction that could reasonably be expected to have a Material Adverse Effect.

     SECTION 4.15 Priority of Liens.

     The Collateral Documents, together with all filings and delivery to the Administrative Agent or its agent of instruments requiring possession for perfection create in favor of the Administrative Agent, for the ratable benefit of the Lenders, a valid and perfected first priority security interest in the Collateral which security interest is able to be perfected by filings or the taking of possession with respect to the Collateral, to the extent the Administrative Agent actually takes such possession, securing the payment of the Obligations, and all filings and other actions necessary or reasonably desirable to perfect and protect such security interest as requested by the Administrative Agent have been duly taken. The Loan Parties are the legal and beneficial owners of the Collateral free and clear of any Lien, except for the liens and security interests created or expressly permitted under the Loan Documents.

     SECTION 4.16 Taxes.

     (a) Each Loan Party and each of its Subsidiaries has filed, has caused to be filed or has been included in all tax returns (Federal, state, local and foreign) required to be filed and has paid all taxes shown thereon to be due, together with applicable interest and penalties.

     (b) Set forth on Schedule 4.16 is a complete and accurate list of each taxable year of each Loan Party and each of its Subsidiaries for which Federal income tax returns have been filed and for which the expiration of the applicable statute of limitations for assessment or collection has not occurred by reason of extension or otherwise (an "Open Year").

     (c) There is no unpaid amount of adjustments to the Federal income tax liability of each Loan Party and each of its Subsidiaries proposed by the Internal Revenue Service to the Borrowers or any of their Subsidiaries with respect to Open Years. No issues have been raised by the Internal Revenue Service to the Borrower or any of their Subsidiaries in respect of Open Years that, in the aggregate, could reasonably be expected to have a Material Adverse Effect.

     (d) There is no unpaid amount of adjustments to the state, local and foreign tax liability of each Loan Party and each of its Subsidiaries proposed by any state, local or foreign taxing authorities to the Borrowers or any of their Subsidiaries (other than amounts arising from adjustments to Federal income tax returns). No issues have been raised by such taxing authorities to such Borrower or any of its Subsidiaries that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

     SECTION 4.17 Compliance with Securities Laws.

     No Loan Party and none of any Loan Party's Subsidiaries is an "investment company," or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended. Neither the making of any Advances, nor the issuance of any Letters of Credit, nor the application of the proceeds or repayment thereof by the Borrowers, nor the consummation of the Transaction, will violate any provision of such Act or any rule, regulation or order of the Securities and Exchange Commission thereunder or any takeover, disclosure or other federal, state or foreign securities law or Regulations T, U or X of the Federal Reserve Board. The Borrowers are not subject to regulation under any federal, state or foreign statute or regulation which limits its ability to incur Debt.

     SECTION 4.18 [Intentionally Left Blank.]

     SECTION 4.19 Debt.

     (a) Set forth on Schedule 4.19(a) is a complete and accurate list of all Debt of the Borrowers and their Subsidiaries the principal amount of each such Debt which is greater than $250,000 (the "Existing Debt"), showing as of the date hereof immediately before giving effect to the Transactions the principal amount outstanding thereunder and the maturity date thereof.

     (b) Set forth on Schedule 4.19(b) is a complete and accurate list of all Debt of the Borrowers and their Subsidiaries the principal amount of each such Debt which is greater than $100,000, which Debt shall remain outstanding after giving effect to the Transaction (the "Surviving Debt"), showing as of the date hereof the principal amount outstanding thereunder, the maturity date thereof and the amortization schedule therefor.

     SECTION 4.20 No Defaults, Compliance with Laws.

     (a) Except as set forth on Schedule 4.20 hereto, no Loan Party is in default under any agreement, ordinance, resolution, decree, bond, note, indenture, order or judgment to which it is a party or by which it is bound, or any other agreement or other instrument by which any of the properties or assets owned by it or used in the conduct of its business is affected, which default would be reasonably likely to have a Material Adverse Effect, except to the extent that any such default in respect of an order or judgment is being contested in good faith and by proper proceedings and adequate reserves and does not otherwise constitute an Event of Default under this Agreement.

     (b) Each Loan Party has complied and is in compliance in all respects with all applicable laws, rules, ordinances, regulations, resolutions, orders, writs, decrees and other similar documents and instruments of all courts and governmental authorities, bureaus and agencies, domestic and foreign, including, without limitation, any Regulatory Authority and all applicable provisions of the Americans with Disabilities Act (42 U.S.C. ss. 12101-12213) and the regulations issued thereunder and all applicable Environmental Laws, non-compliance with which could reasonably be expected to have a Material Adverse Effect.

     SECTION 4.21 Owned Real Property.

     Set forth on Schedule 4.21 is a complete and accurate list of all real property owned by any Loan Party or any of its Subsidiaries or in which any Loan Party has an interest as a contract vendee, showing as of the date hereof the street address, county or other relevant jurisdiction, state, record owner and book and estimated fair value thereof. Such Loan Party or such Subsidiary has good, marketable and insurable fee simple title to such real property, free and clear of all Liens, other than Permitted Real Property Encumbrances. Each Mortgage creates, as security for the obligations purported to be secured thereby, a valid and enforceable perfected security interest in and Lien on all of the Mortgaged Property (and will create a valid and enforceable perfected security interest in and Lien on all fixtures and improvements related to such Mortgaged Property and affixed or added thereto on or after the Effective Date) in favor of the Administrative Agent (or such other trustees that may be named therein) for the benefit of the Secured Parties, superior to and prior to the rights of all third Persons (except that the security interest created in the Mortgaged Property may be subject to the Permitted Real Property Encumbrances related thereto) and subject to no other Liens (other than Permitted Real Property Encumbrances).

     SECTION 4.22 Leased Real Property.

     Set forth on Schedule 4.22 is a complete and accurate list of all leases of real property under which any Loan Party or any of its Subsidiaries is the lessee, showing as of the date hereof the street address, county or other relevant jurisdiction, state, lessor, lessee, expiration date and annual rental cost thereof. To the best knowledge of each Loan Party, each such lease is the legal, valid and binding obligation of the lessor thereof, enforceable in accordance with its terms, except (a) as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally, and (b) to the extent that such enforceability is subject to general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law).

     SECTION 4.23 Material  Contracts.

     Set forth on Schedule 4.23 is a complete and accurate list of all Material Contracts of each Loan Party and its Subsidiaries. Except as could not reasonably be expected to have a Material Adverse Effect, each such Material Contract has been duly authorized, executed and delivered by each Loan Party and its Subsidiaries, as the case may be, and any other parties thereto, has not been amended or otherwise modified, is in full force and effect and is binding upon and enforceable against each Loan Party and its Subsidiaries, as the case may be, and any other parties thereto in accordance with its terms, except (a) as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally, and (b) to the extent that such enforceability is subject to general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law). There exists no material default under any Material Contract by the Borrowers or any of their Subsidiaries party thereto and, to the best knowledge of each Loan Party, there exists no default under any Material Contract by any other party thereto.

     SECTION  4.24  Investments.

     Set forth on Schedule 4.24 is a complete and accurate list of all Investments in excess of $250,000 held by any Loan Party or any of its Subsidiaries, showing as of the date hereof the amount, obligor or issuer and maturity, if any, thereof.

     SECTION  4.25  Intellectual  Property.

     Set forth on Schedule 4.25 is a complete and accurate list of all patents, trademarks, trade names, service marks and copyrights, and all applications therefor and material licenses thereof, of each Loan Party or any of its Subsidiaries, showing as of the date hereof the jurisdiction in which registered, the registration number, the date of registration and the expiration date. Each Loan Party and each of their respective Subsidiaries owns or has rights to use all patents, trademarks, trade names, service marks, copyrights and other intellectual property necessary to conduct its business as now or heretofore conducted by it or proposed to be conducted by it. Each Loan Party and each of their respective Subsidiaries conducts its business and affairs without infringement of or interference with any patent, trademark, trade name, service mark, copyright or other intellectual property of any other Person except for infringements or interferences that would have an immaterial effect on the Borrower and its Subsidiaries taken as a whole or on the rights and remedies of the Lender Parties and the Administrative Agent. The Intellectual Property Security Agreement, together with all filings and other actions required to be taken in connection therewith, creates, as security for the obligations purported to be secured thereby, a valid and enforceable perfected security interest in and Lien on all of the Collateral purported to be covered thereby in favor of the Administrative Agent for the benefit of the Secured Parties, superior to and prior to the rights of all third Persons except for Permitted Liens.

     SECTION  4.26 Fees.

     No broker's or finder's fees or commissions or any similar fees or commissions will be payable by any Loan Party or any of its Subsidiaries with respect to the incurrence and maintenance of the Obligations, any other transaction contemplated by the Loan Documents or any services rendered in connection with any such transactions. The Borrowers hereby covenant and agree to indemnify the Administrative Agent and each Lender Party against and hold the Administrative Agent and each Lender Party harmless from any claim, demand or liability for broker's or finder's fees or similar fees or commissions.

     SECTION 4.27 Government Consents for Conduct of Business.

     (a) Except as set forth on Schedule 4.4, each Loan Party has, and is in good standing with respect to, all approvals, permits, licenses, consents, authorizations, franchises, certificates, and inspections of all Regulatory Agencies and are otherwise necessary for a Loan Party to continue to conduct business and own, use, operate, and maintain its property and assets as heretofore conducted, owned, used, operated, and maintained which, if not obtained (whether directly or by lawful and effective assignment) or not maintained in good standing, could reasonably be expected to have a Material Adverse Effect. No such approval, permit, license, consent, authorization, franchise, or certificate is conditioned or limited any more so than as is generally the case with respect to Persons engaged in the same or similar lines of business. Each such approval, permit, license, consent, authorization, franchise, or certificate was duly and validly granted or issued, is in full force and effect, and neither has been, nor, to the knowledge of any Loan Party, has been threatened to be, amended, modified, suspended, rescinded, revoked, forfeited, or assigned. Further, to its knowledge, no condition(s) exist(s) or event(s) has (have) occurred that, with the giving of notice or lapse of time or both, could result in the amendment, modification, suspension, rescission, revocation, forfeiture, or non-renewal of any such approval, permit, license, consent, authorization, franchise, or certificate.

                                   ARTICLE 5

                              AFFIRMATIVE COVENANTS

     While any of the Commitments is outstanding and, in the event any Advance remains outstanding, so long as any Borrower or any other Loan Party is indebted to any of the Lender Parties or the Administrative Agent under any of the Loan Documents, any Letter of Credit is outstanding and until payment in full of the Notes and full and complete performance of all of its other obligations arising hereunder, each Borrower shall:

     SECTION 5.1 Compliance with Law.

     Comply, and cause each of its Subsidiaries to comply, in all material respects, with all applicable laws, rules, regulations and orders, such compliance to include, without limitation, compliance with ERISA; provided, however, that the Borrowers and their Subsidiaries shall not be required to comply with any such laws, rules, regulation and orders to the extent that its obligation to do so is being contested in good faith and by proper proceedings and adequate reserves are being maintained in connection with such circumstances.

     SECTION 5.2 Payment of Taxes, Etc.

     Timely pay and discharge, and cause each of its Subsidiaries to timely pay and discharge, (a) all taxes, assessments and governmental charges or levies imposed upon it or upon its property and (b) all lawful claims that, if unpaid, might by law become a Lien upon its property; provided, however, that the Borrowers and their Subsidiaries shall not be required to pay or discharge any such tax, assessment, charge or claim that is being contested in good faith and by proper proceedings and as to which appropriate reserves are being maintained, unless and until any Lien resulting therefrom attaches to its property and becomes enforceable against the Borrowers or any of their Subsidiaries.

     SECTION 5.3 Compliance with  Environmental  Laws.

     Comply, and cause each of its Subsidiaries and all lessees and other Persons operating or occupying its properties to comply, in all material respects, with all applicable Environmental Laws and Environmental Permits; obtain and renew and cause each of its Subsidiaries to obtain and renew all Environmental Permits reasonably necessary for its operations and properties; and conduct, and cause each of its Subsidiaries to conduct, any investigation, study, sampling and testing, and undertake any Removal, Remedial or other Response action necessary to remove and clean up all Hazardous Materials from any of its properties, in accordance with the requirements of all Environmental Laws; provided, however, that the Borrowers and their Subsidiaries shall not be required to comply with any such Environmental Law or Environmental Permit or undertake any such cleanup, Removal, Remedial, Response or other action to the extent that its obligation to do so is being contested in good faith and by proper proceedings and adequate reserves as reasonably determined by the Administrative Agent are being maintained with respect to such circumstances.

     SECTION 5.4 Preparation of Environmental  Reports.

     The Borrowers agree that the Administrative Agent may, upon reasonable prior notice, from time to time (but in any event no more frequently than once every two years) in its reasonable discretion, retain, at the Borrowers' expense, an independent professional consultant to prepare environmental site assessment reports for the Borrowers or any of their Subsidiaries and/or to review any report relating to Hazardous Materials prepared by or for the
Borrowers and, upon a reasonable belief that any Borrower or any of its Subsidiaries has breached any covenant or representation with respect to environmental matters or that there has been a material violation of
Environmental Laws by any Borrower or one of its Subsidiaries, the Administrative Agent may conduct its own investigation of such matter at any facility or property currently owned, leased, operated or used by any Borrower or one of its Subsidiaries and the Borrowers agree to use commercially reasonable efforts to obtain permission for the Administrative Agent's professional consultant to conduct its own investigation of any such matter at any facility or property previously owned, leased, operated or used by any Borrower or one of its Subsidiaries. The Borrowers and their Subsidiaries hereby grant to the Administrative Agent, its employees, consultants and contractors, the right to enter into or onto the facilities or properties currently owned, leased, operated or used by any Borrower or its Subsidiaries upon reasonable notice to the Borrowers to perform such assessments on such property as are reasonably necessary to conduct such a review and/or investigation. Any such investigation of any such facility or property shall be conducted, unless otherwise agreed to by the Borrowers and the Administrative Agent, during normal business hours and, to the extent reasonably practicable, shall be conducted so as not to interfere with the ongoing operations at any facility or property or to cause any damage or loss to any facility or property. The Borrowers and the Administrative Agent hereby acknowledge and agree that any report of any investigation conducted at the request of the Administrative Agent will be obtained and shall be used by the Administrative Agent and Lender Parties for the purpose of internal credit decisions to monitor and police the Advances and/or protect the Administrative Agent's and Lender Parties' security interests in the Collateral. The Administrative Agent agrees to deliver a copy of any such report to the Borrowers with the understanding that the Borrowers acknowledge and agree that (i) the Borrowers will indemnify and hold harmless the Administrative Agent and each Lender Party from any costs, losses or liabilities relating to the Borrowers' use of or reliance on such report and (ii) neither the Administrative Agent nor any Lender Party makes any representation or warranty with respect to such report.

     SECTION 5.5 Maintenance of Insurance.

     (a) Maintain, and cause each of their Subsidiaries to maintain, insurance with responsible and reputable insurance companies or associations in such amounts and covering such risks as is usually carried by companies engaged in similar businesses and owning similar properties in the same general areas in which such Borrower or such Subsidiary operates including, without limitation, the policies described on Schedule 5.5 (or other policies comparable thereto);
(b) file with the Administrative Agent upon its request a detailed list of the insurance then in effect, stating the names of the insurance companies, the amounts and rates of the insurance, the dates of the expiration thereof and the properties and risks covered thereby; and (c) deliver to the Administrative
Agent, in form and substance reasonably satisfactory to the Administrative Agent, endorsements to (A) all "all-risk" and casualty and (if any) business interruption insurance naming the Administrative Agent, on behalf of itself and the Lenders, as loss payee if permitted thereunder (or assignee, in the case of business interruption insurance, if any) insuring in the case of "all-risk" against loss or damage by fire, lightening, windstorm, explosion, hail, tornado, and if to the extent in a flood hazard area, a flood insurance policy, and (B) all general liability and other liability policies naming the Administrative Agent, on behalf of itself and the Lenders, as additional insured if permitted thereunder, and providing, in any event, that such insurance policies shall not be canceled without thirty (30) days' prior written notice thereof by the respective insurer to the Administrative Agent and shall contain standard non-contributory mortgagee clause endorsement in favor of the Administrative Agent with respect to hazard insurance coverage.

     SECTION 5.6 Preservation of Corporate  Existence,  Etc.

     Except as otherwise expressly permitted in the Loan Documents preserve and maintain, and cause each of its Subsidiaries to preserve and maintain, its existence, legal structure, legal name, and to the extent necessary for it to conduct its business, rights (charter and statutory) permits, licenses, approvals, privileges and franchises, provided, that, MediaBay shall be required to dissolve or to merge each Inactive Subsidiary into MediaBay or another Loan Party, with MediaBay or such other Loan Party being the surviving corporation, within thirty (30) days after the Effective Date (or sixty (60) days after the Effective Date with respect to any corporation organized under the laws of the state of New York).

     SECTION 5.7 Rights.

     (a) At any reasonable time and from time to time during normal business hours, upon reasonable notice, permit the Administrative Agent, or, after the occurrence of a Default, the Lender Parties, or any agents or representatives thereof, to examine and make copies of and abstracts from the records and books of account of and visit the properties of the Borrowers and their Subsidiaries, and to discuss the affairs, finances and accounts of the Borrowers and any such Subsidiaries with any of their officers or directors.

     (b) Permit the Administrative Agent and the Lender Parties to conduct at Borrowers' expense such commercial finance examinations, appraisals and/or Collateral audits of the

Borrowers and their Subsidiaries during each calendar year as the Administrative Agent may reasonably request during normal business hours and so as not to interfere with the ongoing operations of the Borrower and its Subsidiaries.

     SECTION 5.8 Keeping of Books.

     Keep, and cause each of its Subsidiaries to keep, proper books of record and account, in which full and correct entries shall be made of all financial transactions and the assets and business of the Borrowers and each Subsidiary in accordance with GAAP.

     SECTION 5.9  Maintenance of  Properties,  Etc.

     Maintain and preserve, and cause each of its Subsidiaries to maintain and preserve, all of its properties that are reasonably necessary in the conduct of its business in good working order and condition, ordinary wear and tear excepted and except for insured casualty losses on such properties.

     SECTION 5.10 Compliance with Terms of Leaseholds. Make all payments and otherwise perform all obligations in respect of all leases of real property to which the Borrowers or any of their Subsidiaries is a party, keep such leases in full force and effect and not allow such leases to lapse or be terminated or any rights to renew such leases to be forfeited or canceled, notify the Administrative Agent of any default by any party with respect to such leases and cooperate with the Administrative Agent in all respects to cure any such default, and cause each of its Subsidiaries to do so except, in any case, where the failure to do so, either individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

     SECTION 5.11 Performance of Material  Contracts.

     Perform and observe, and cause each of its Subsidiaries to perform and observe, all of the material terms and provisions of each Material Contract to be performed or observed by it, maintain, and cause each of its Subsidiaries to maintain, each such Material Contract in full force and effect, and enforce, and cause each of its Subsidiaries to enforce, each such Material Contract in accordance with its terms, except where the failure to do so would not be reasonably likely to have a Material Adverse Effect and except where its failure to do so is being contested in good faith and by proper proceedings.

     SECTION 5.12 Transactions with Affiliates.

     Notwithstanding anything in this Agreement to the contrary, except as set forth in Schedule 5.12 hereto, conduct, and cause each of its Subsidiaries to conduct, all transactions otherwise permitted under the Loan Documents with any of their Affiliates on terms that are fair and reasonable and no less favorable to the Borrowers or such Subsidiary than it would obtain in a comparable arms-length transaction with a Person not an Affiliate; provided, however, that this Section 5.12 shall not be deemed to prohibit any intercompany transactions solely between such Borrower and its Wholly-Owned Subsidiaries carried out in the ordinary course of business, subject, however, to any applicable provisions of Article 6, and shall not be deemed to prohibit the transactions contemplated by the Senior Subordinated Debt Documents as in effect on the date hereof, including the Warrants (as defined therein).

     SECTION 5.13 Agreement to Grant Additional Security.

     (a) Promptly, and in any event within thirty (30) days after the acquisition of assets of the type that would have constituted Collateral at the date hereof and investments of the type that would have constituted Collateral on the date hereof (other than assets with a fair market value of less than $50,000), including the capital stock of any direct or indirect Subsidiary of each Borrower, notify the Administrative Agent of the acquisition of such assets or investments and, to the extent not already Collateral in which the Administrative Agent has a perfected security interest pursuant to the Collateral Documents, such assets and investments will become additional Collateral hereunder to the extent the Administrative Agent deems the pledge of such assets practicable (the "Additional Collateral"), and the Borrower will, and will cause each of its direct and indirect Subsidiaries to, take all necessary action, including the filing of appropriate financing statements under the provisions of the UCC, applicable foreign, domestic or local laws, rules or regulations in each of the offices where such filing is necessary or appropriate to grant Administrative Agent a perfected Lien in such Collateral (or comparable interest under foreign law in the case of foreign Collateral) pursuant to and to the full extent required by the Collateral Documents and this Agreement.

     (b) Promptly, and in any event no later than thirty (30) days after a request with respect thereto, cause each of such Borrower's direct and indirect Subsidiaries (except such as the Administrative Agent shall exempt) to become party to, or to execute and deliver, a Subsidiary Guaranty, guarantying to the Administrative Agent and the Lenders the prompt payment, when and as due, of all Obligations of the Loan Parties under the Loan Documents, including all obligations under any hedging agreements.

     (c) Promptly, and in any event no later than thirty (30) days after a request with respect thereto, cause each Guarantor created or established after the date hereof to grant to the Administrative Agent, for the ratable benefit of the Lenders, a first priority Lien on all property (tangible and intangible) of such Guarantor, including, without limitation, all of the capital stock of any of its Domestic Subsidiaries and 65% of the stock of any of its Foreign Subsidiaries, upon terms similar to those set forth in the Collateral Documents and otherwise satisfactory in form and substance to the Administrative Agent. The Borrowers shall cause each Guarantor, at its own expense, to become a party to a Security Agreement, an Intellectual Property Security Agreement, a Mortgage and any other Collateral Document and to execute, acknowledge and deliver, or cause the execution, acknowledgment and delivery of, and thereafter register, file or record in any appropriate governmental office, any document or instrument reasonably deemed by Administrative Agent to be necessary or desirable for the creation and perfection of the foregoing Liens (including legal opinion, title insurance, consents, corporate documents and any additional or substitute security agreements or mortgages or deeds of trust). The Borrowers will cause each such Guarantor to take all actions requested by Administrative Agent (including, without limitation, the filing of UCC-1's) in connection with the granting of such security interests.

     (d) Promptly, and in any event not later than thirty (30) days after a request with respect thereto, (i) deliver to the Administrative Agent the original of all instruments, documents and chattel paper, and all other Collateral of which the Administrative Agent determines it should have physical possession in order to perfect its security interest therein, duly pledged, endorsed or assigned to the Administrative Agent without restriction; (ii) obtain landlord waivers, in form and substance reasonably satisfactory to the Administrative Agent, with respect to any Inventory or other tangible Collateral located at a location that is not owned by such Borrower or a Subsidiary; (iii) deliver to the Administrative Agent warehouse receipts covering any portion of the Inventory or other Collateral located in warehouses and for which warehouse receipts are issued; (iv) when an Event of Default exists, transfer Inventory to locations designated by the Administrative Agent; (v) if any Collateral is at any time in the possession or control of any warehousemen, bailee or any Borrower's agents or processors, notify the Administrative Agent thereof and notify such person of the Administrative Agent's security interest in such Collateral and obtain a bailee letter, in form and substance reasonably satisfactory to the Administrative Agent, from such person and instruct such person to hold all such Collateral for the Administrative Agent's account subject to the Administrative Agent's instructions; (vi) if at any time any Inventory or other Collateral is located on any real property of any Borrower which is subject to a mortgage or other Lien, obtain a mortgagee waiver, in form and substance reasonably satisfactory to the Administrative Agent, from the holder of each mortgage or other Lien on such real property; and (vii) take all such other actions and obtain all such other agreements as the Administrative Agent may reasonably deem necessary or desirable in respect of any Collateral.

     (e) The security interests required to be granted pursuant to this Section shall be granted pursuant to the Collateral Documents or, in the Administrative Agent's discretion, such other security documentation (which shall be substantially similar to the Collateral Documents already executed and delivered by the Borrowers and the Guarantors) as is reasonably satisfactory in form and substance to Administrative Agent (the "Additional Collateral Documents") and shall constitute valid and enforceable perfected security interests prior to the rights of all third Persons and subject to no other Liens except Liens permitted under Section 6.1. The Additional Collateral Documents and other instruments related thereto shall be duly recorded or filed in such manner and in such places and at such times as are required by law to establish, perfect, preserve and protect the Liens, in favor of Administrative Agent, for the benefit of the Lender Parties, granted pursuant to the Additional Collateral Documents and, all taxes, fees and other charges payable in connection therewith shall be paid in full by the Borrowers. At the time of the execution and delivery of Additional Collateral Documents, the Borrowers shall cause to be delivered to Administrative Agent such agreements, opinions of counsel, and other related documents as may be reasonably requested by the Administrative Agent or the Required Lenders to assure themselves that this Section has been complied with.

     SECTION 5.14 Borrower's Account. Within thirty (30) days after the Effective Date Borrowers' Account will have been relocated to Administrative Agent or its affiliate or Borrowers will have entered into a tri-party blocked account agreement, in form and substance satisfactory to Administrative Agent, with Administrative Agent and Fleet National Bank.

                                   ARTICLE 6

                               NEGATIVE COVENANTS

     While any of the Commitments is outstanding and, in the event any Advance remains outstanding, so long as any Borrower or any other Loan Party is indebted to any of the Lender Parties or the Administrative Agent under any of the Loan Documents, any Letter of Credit is outstanding and until payment in full of the Notes and full and complete performance of all of its other obligations arising hereunder, each Borrower covenants that it will not, at any time, and


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

will not permit any Loan Party to do, agree to do or permit to be done, any of the following without the prior written consent of the Required Lenders:

     SECTION 6.1 Liens, Etc. Create, incur, assume or suffer to exist, or permit any of its Subsidiaries to create, incur, assume or suffer to exist, any Lien on or with respect to any of its properties of any character (including, without limitation, accounts receivable, Inventory and other Collateral) whether now owned or hereafter acquired, or sign or file or suffer to exist, or permit any of its Subsidiaries to sign or file or suffer to exist, under the Uniform Commercial Code or any other statute of any jurisdiction, a financing statement that names any Borrower or any of their Subsidiaries as debtor, or sign or suffer to exist, or permit any of its Subsidiaries to sign or suffer to exist, any security agreement authorizing any secured party thereunder to file any such financing statement, or assign, or permit any of its Subsidiaries to assign, any accounts or other right to receive income, excluding, however, from the operation of the foregoing restrictions the following:

          (a) Liens created under the Loan Documents;

          (b) Permitted Liens;

          (c) Liens  existing  on the date  hereof  and  described  on  Schedule
     6.1(c);

          (d) Purchase money Liens securing Debt permitted under Section 6.2(c)(i) upon real property or Equipment acquired or held by any Borrower or any of its Subsidiaries in the ordinary course of business to secure the purchase price of such real property or Equipment or to secure Debt incurred solely for the purpose of financing the acquisition, construction or improvement of any such real property or Equipment to be subject to such Liens, or Liens existing on any such real property or Equipment at the time of acquisition (other than any such Liens created in contemplation of such acquisition that do not secure the purchase price), or extensions, renewals or replacements of any of the foregoing for the same or a lesser amount; provided, however, that no such Lien shall extend to or cover any property other than the real property or Equipment being acquired, constructed or improved, and no such extension, renewal or replacement shall extend to or cover any property not theretofore subject to the Lien being extended, renewed or replaced;

          (e) Liens arising in connection with Capitalized Leases permitted under Section 6.2(c)(i) or true operating leases; provided, that no such Lien shall extend to or cover any Collateral or any assets other than the assets subject to such Capitalized Leases or operating leases, as the case may be;

          (f) (i) Liens created under the Radio Spirits Subordinated Security Agreement; and

               (ii) Liens on the same assets as described under clause (f)(i) granted to secure the Senior Subordinated Debt but only on terms and conditions satisfactory to the Administrative Agent as acknowledged in writing; provided that said Liens shall in any event be co-terminous with the Liens referred to in clause (f)(i) above and the holder of such Liens shall have no rights to vote as a secured creditor in any proceeding of the type described in Section 9.6.

               (g) The replacement, extension or renewal of any Lien permitted by clauses (a) through (f) above upon or in the same property theretofore subject thereto in connection with the replacement, extension or renewal (without increase in the amount or any change in any direct or contingent obligor) of the Debt secured thereby.

     SECTION 6.2 Debt.

     Create, incur, assume or suffer to exist, or permit any of its Subsidiaries to create, incur, assume or suffer to exist, any Debt other than:


          (a) In the case of the Borrowers, Debt incurred pursuant to the Loan Documents;

          (b) In the case of MediaBay, debt owed to any Wholly-Owned Subsidiary of MediaBay, and in the case of any of the Subsidiaries of MediaBay (including Radio Spirits and Audio Book Club), Debt owed to MediaBay or to a Wholly-Owned Subsidiary of MediaBay; provided, that all such Debt owed by any Subsidiary to MediaBay shall be evidenced by a promissory note, such promissory note shall be pledged to the Administrative Agent pursuant to the terms of the Security Agreement or such other document (including, without limitation, the Note Assignment Agreement) and, in the case of Debt owed by any Subsidiary, there shall be no restrictions whatsoever on the ability of such Subsidiary to repay such Debt; and

          (c) In the case of the Borrowers and any of their Subsidiaries:

               (i) Debt (A) secured by Liens permitted by Section 6.1(d) and (B) Capitalized Leases, collectively not to exceed in the aggregate $500,000 at any time outstanding;

               (ii)  endorsement  of  negotiable   instruments  for  deposit  or
          collection or similar transactions in the ordinary course of business;

               (iii) the Surviving Debt;

               (iv) Senior Subordinated Debt, provided that (A) principal and interest shall be payable or paid by MediaBay only in accordance with the terms and conditions of the applicable Subordinated Debt Documents and subject to Section 6.19 hereof and (B) the Borrower may, as required by the Senior Subordinated Debt Documents, cause its existing Subsidiaries and any Subsidiaries of the Company hereafter formed and/or acquired by the Company (or any Subsidiary of the Company) to issue guaranties of MediaBay Obligations under the Senior Subordinated Debt, which guaranties shall be substantially similar to the Subsidiary Guaranty issued pursuant to this Agreement, except that such guaranties will be subordinated to the Obligations of such Subsidiaries under the Subsidiary Guaranty or Guaranties issued or to be issued under this Agreement consistent with the subordination provisions set forth in the Convertible Senior Subordinated Note included in the Senior Subordinated Debt, will guaranty the Obligations of MediaBay under such Note and otherwise be in form and substance reasonably satisfactory to the Administrative Agent and the holder of such Note;

               (v) Subordinated Debt, notwithstanding any other provision of this Section 6.2.

               (vi) any Debt extending the maturity of, or refunding or refinancing, in whole or in part, the Debt referred to in this Section 6.2(c), provided that (A) the principal amount of such Debt shall not be increased above the principal amount thereof outstanding immediately prior to the refinancing and the direct and contingent obligors shall not be changed, as a result of or in connection with such extension, refunding or refinancing, except that any Subsidiary of the Company in existence at, or formed or acquired by the Company (or any Subsidiary of the Company) subsequent to, the date of any of such extension of the maturity of, or refunding or refinancing, in whole or in part, of the Senior Subordinated Debt, shall be permitted to guarantee such Debt as so extended, refunded or refinanced, to the same extent as such Subsidiaries are permitted to guarantee such Debt pursuant to Section 6.2(c)(iv) hereof, and no prepayment premium or penalty of any kind shall be incurred in connection therewith, and the terms thereof are no less favorable to any Borrower or the Lender Parties or the Administrative Agent (except as and to the extent set forth in respect of Senior Subordinated Debt under clause (vi)(B) below) than the terms of the refunded or refinanced Debt and the fees, expenses and other costs associated therewith are reasonably acceptable to the Administrative Agent in the exercise of its reasonable discretion; (B) no amendment, modification or supplement to the terms of any Debt or any refinanced or refunded Debt shall be made except if and to the extent permitted under Section 6.13, but amendments and modifications to any replacement for the Senior Subordinated Debt which are not inconsistent with the terms of
          Section 6.13(b) shall be deemed acceptable to the Lenders and the Administrative Agent; and (C) with respect to the first refinancing of the Senior Subordinated Debt that exists on the Effective Date, the principal amount of the replacement Debt shall at least equal the sum of (i) the principal amount then outstanding of such Senior Subordinated Debt which is refinanced and (ii) the fees, expenses and other costs payable by MediaBay or its Subsidiaries in connection with such refinancing;

               (vii) the Huntingdon Financing Debt, provided that principal and interest shall be payable or paid by MediaBay only in accordance with the terms and conditions of the applicable Subordinated Debt Documents and subject to Section 6.20 hereof;

               (viii) the Huntingdon Secured Subordinated Loan, provided that principal and interest shall be payable or paid by MediaBay only in accordance with the terms and conditions of the applicable Subordinated Debt Documents and subject to Section 6.19 hereof; and

               (ix) up to $500,000 in additional senior secured indebtedness provided by Huntingdon or Norton Herrick, his family or affiliates on the same terms and conditions applicable to the Huntingdon Financing Debt provided that the holders of such senior secured indebtedness execute an intercreditor agreement in form and substance satisfactory to the Lenders and provided further that principal and interest shall be payable or paid by MediaBay only in accordance with the terms and conditions of the applicable Subordinated Debt Documents and subject to Section 6.20 hereof.

     SECTION 6.3 Accounts Payable.

     No accounts payable of any Borrower or any of its Subsidiaries arising from the purchase of property or services, including, without limitation, Inventory acquired for resale shall be outstanding for longer than 180 days from the date of incurrence, except (a) accounts for which the vendor has entered into an agreement with the applicable Loan Party to extend the payment date thereof or
(b) accounts payable that are subject to good faith dispute by the Borrower.

     SECTION 6.4 Fundamental Changes.

     (a) Merge into or consolidate with any Person or permit any Person to merge into it, or permit any of its Subsidiaries to do so, except that so long as no Default or Event of Default shall have occurred and be continuing and so long as no Default or Event of Default would result therefrom, (A) Wholly-Owned Subsidiaries of any Borrower may make Permitted Acquisitions; (B) any Subsidiary of any Borrower may consolidate with or merge into any Borrower or any Wholly-Owned Subsidiary of any Borrower if such Borrower or such Wholly-Owned Subsidiary will be the surviving corporation; (C) any Subsidiary may sell, lease, transfer, contribute or otherwise dispose of its assets, in whole or in part, to any Borrower or any other Wholly-Owned Subsidiary of any Borrower, and may, following any such disposition in whole, liquidate and dissolve and such Borrower may transfer, contribute or otherwise dispose of its assets in whole or in part to any Wholly-Owned Subsidiary of any Borrower; (D) MediaBay may on a single occasion transfer any or all of its accounts receivable to its Wholly-Owned Subsidiary, ABC Investment Corp., and such Subsidiary may transfer any or all of its accounts receivable to MediaBay (in each case subject to the continuing existence of the Administrative Agent's perfected security interest therein) and (E) a merger of any Borrower with and into a newly-formed Delaware Wholly-Owned Subsidiary of such Borrower for the sole purpose of effecting a reincorporation of such Borrower in Delaware, provided that the Borrowers shall have given the Administrative Agent not less than ten (10) Business Days prior written notice and prior to effecting such Merger Borrowers shall take all actions, if any, reasonably required by the Administrative Agent to preserve the Administrative Agent's security interest in the Collateral and all other rights and remedies of the Lenders and the Administrative Agent under the Loan Documents or otherwise then existing by law;

     (b) Except as otherwise expressly permitted herein, liquidate, wind-up or dissolve itself (or suffer any liquidation or dissolution), convey, sell, assign, lease, transfer or otherwise dispose of (or agree to do any of the foregoing at any future time) all or substantially all of its property, business or assets, or permit any of its Subsidiaries to do any of the foregoing;

     (c) Except as otherwise expressly permitted herein, acquire or permit any Subsidiary to acquire all or substantially all of the assets or any capital stock of any other Person, except that (A) Wholly-Owned Subsidiaries of any Borrower may consummate Permitted Acquisitions and (B) any Borrower or any Wholly-Owned Subsidiary of any Borrower may acquire any asset permitted to be sold, leased, transferred, contributed or otherwise disposed of by any Borrower or any of its Subsidiaries pursuant to Section 6.4(a)(C).

     SECTION 6.5 Sales, Etc. of Assets.

     Except as otherwise expressly set forth in Section 6.4 with respect to transfers or other dispositions between any Borrower and any of its Subsidiaries or between or among such Subsidiaries, sell, lease, transfer or otherwise dispose of, or permit any of its Subsidiaries to sell, lease, transfer or otherwise dispose of, any assets or grant any option or other right to purchase, lease or otherwise acquire any assets, except:

          (a) Sales of Inventory in the ordinary course of business;

          (b) Sales of obsolete or surplus Equipment or Equipment which is no longer useful in the ordinary course of business;

          (c) Sell or liquidate Cash Equivalents in the ordinary course of business;

          (d) Transactions in the ordinary course of business including, without limitation, relating to rental, lease or licensing of customer lists and programs and similar rights to third party users in which revenues are shared by any Borrower (or one of its Subsidiaries), provided that in respect of each of the foregoing, no rights in any assets of the Borrower or any of its Subsidiaries shall be granted to any person that would limit such Borrower's rights in such assets in any materially adverse way or the Administrative Agent's rights with respect thereto in any materially adverse way or that would diminish the value of the assets to such Borrower or its Subsidiaries or its value as collateral to the Administrative Agent in any materially adverse way.

     SECTION 6.6  Investments in Other  Persons.

     Make or hold, or permit any of its Subsidiaries to make or hold, any Investment utilizing cash (or if not utilizing cash, then subject to the terms of Section 6.6(i)) in any Person other than:

          (a) Investments by any Borrower and its Subsidiaries in their Subsidiaries outstanding on the date hereof and described on Schedule 6.6(a);

          (b) Loans and advances to officers and other employees in the ordinary course of business of the Borrowers and their Subsidiaries, outstanding as July 31, 2000, in an aggregate principal amount not to exceed $250,000, for all Borrowers taken as a whole, provided, that, any amount repaid on such loans or advances may not be relent or readvanced;

          (c)  Investments  by  any  Borrower  and  its   Subsidiaries  in  Cash
     Equivalents;

          (d)  Investments  consisting  of  intercompany  Debt  permitted  under
     Section 6.2(b);

          (e) Investments by any Borrower and its Subsidiaries in deposit accounts opened in the ordinary course of business and located at or assigned to the Administrative Agent;

          (f) Investments consisting of accounts receivable in the ordinary course of business;

          (g) Investments received in the ordinary course of business in connection with the settlement of debts, including receivables, owed to any Borrower or its Subsidiaries, which debts shall not exceed $1,000 in any single instance and $20,000 in the aggregate; and

          (h) Investments utilizing Equity Interests issued by any Borrower and not utilizing cash or other assets of any Loan Party, but only on the following terms and conditions:

               (i) no such Investment would, before or after giving effect thereto, conflict with or be inconsistent with any of the other provisions of this Agreement (including, without limitation, provisions relating to Permitted Acquisitions) or cause a Default or Event of Default; and

               (ii) no such Investment would result in any liability or obligation being incurred at any time by any Borrower or any of its Subsidiaries, except as otherwise expressly permitted by this Agreement.

     SECTION 6.7  Dividends,  Etc.

     Subject to Section 6.17, declare or pay any dividends, purchase, redeem, retire, defease or otherwise acquire for value any of its capital stock or any warrants, rights or options to acquire such capital stock, now or hereafter outstanding, return any capital to its stockholders as such, make any distribution of assets, capital stock, warrants, rights, options, obligations or securities to its stockholders as such, or permit any of its Subsidiaries to do any of the foregoing or permit any of its Subsidiaries to purchase, redeem, retire, defease or otherwise acquire for value any capital stock of any Borrower or any warrants, rights or options to acquire such capital stock or to issue or sell any such capital stock or any warrants, rights or options to acquire such capital stock, except:

          (a) The Borrowers may declare and pay dividends and make distributions payable solely in Equity Interests of such Borrower, including common stock, warrants, options and rights to purchase common stock, but only on the condition that no such instrument or security by its terms shall mandate or require such Borrower to, and no holder thereof shall have the right to require such Borrower to, declare or pay any dividends or distributions in respect thereof or purchase, redeem, retire, defease or otherwise acquire for value any of its capital stock, warrants, options or rights to acquire such capital stock;

          (b) A Subsidiary of any Borrower may declare and pay dividends and distributions to such Borrower or to another Subsidiary that is a Wholly-Owned Subsidiary of such Borrower;

          (c) The Borrowers may satisfy the Acquisition Puts, provided that satisfaction of the Acquisition Puts shall be subject to the conditions that no Default or Event of Default then exists or would exist after giving effect to the satisfaction of any such Acquisition Puts, and the Administrative Agent shall have received a Compliance Certificate duly executed by each of the Borrowers evidencing the Borrowers' compliance with the covenants set forth in Article 8 before and after giving effect to the satisfaction of any Acquisition Put;

          (d) For issuances of stock expressly permitted by Section 6.18 and issuances of warrants to any Lender Party and for repurchases, required for regulatory compliance, of warrants held by financial institutions; and

          (e) For issuances of stock expressly permitted by and pursuant to the terms set forth in Section 6.17(e).

     SECTION  6.8  Change in  Nature of  Business.

     Make, or permit any of its Subsidiaries to make, any material change in the nature of its business as carried on at the date hereof except as expressly permitted hereby.

     SECTION 6.9 Charter Amendments.

     Amend, or permit any of its Subsidiaries to amend, its certificate or articles of incorporation or bylaws if such amendment could impair the interests or rights of the Administrative Agent or any Lender Party.

     SECTION  6.10  Accounting  Changes.

     Make or permit, or permit any of its Subsidiaries to make or permit, any change in accounting policies or reporting practices except as described in clauses (a), (b), (c) and (d) of the definition of Accounting Changes in Section 1.3.

     SECTION  6.11  Prepayments,  Etc. of Debt.

     (a) Prepay, redeem, purchase, defease or otherwise satisfy prior to the scheduled maturity thereof in any manner, or make any payment in violation of any subordination terms of, any Debt, other than prepayment of the Advances in accordance with the terms of this Agreement; (b) amend, modify or change in any manner any term or condition of any Existing Debt or Surviving Debt, except to the extent that such benefit inures to the benefit of the Borrowers and could not be adverse to the interests or rights of the Lender Parties or the Administrative Agent, or (c) permit any of its Subsidiaries to do any of the foregoing other than to repay any Debt payable to the Borrowers.

     SECTION 6.12  Amendment,  Etc. of Material  Contracts,  Including Debt.

     (a) Cancel or terminate any Material Contract or consent to or accept any cancellation or termination thereof, amend or otherwise modify any Material Contract or give any consent, waiver or approval thereunder, waive any default under or breach of any Material Contract or take any other action in connection with any Material Contract that would materially impair the value of the interests or rights of such Borrower thereunder or that could impair the interests or rights of the Administrative Agent or any Lender Party (except in an immaterial way and not in any event from and after the occurrence of any Default or Event of Default hereunder) , or permit any of their Subsidiaries to do any of the foregoing; provided however, that the Borrowers or their Subsidiaries may take any such actions if individually or in the aggregate such actions could not reasonably be expected to have a Material Adverse Effect; or

     (b) Modify, amend or supplement:

          (i) any documentation entered into in connection with any Subordinated Debt or the Huntingdon Financing Debt (excluding for purposes of this clause (i) the Senior Subordinated Debt Documents), except as approved by the Administrative Agent in its sole discretion; or

          (ii) the Senior Subordinated Debt Documents if the effect of such amendment, supplement or modification is to: (A) increase the interest rate on the Senior Subordinated Debt in excess of eleven (11%) per annum (provided that nothing contained herein shall preclude imposition of any default rate of interest in the amount provided in the Senior Subordinated Debt Documents), (B) accelerate or shorten the dates upon which payments of principal or interest are due on the Senior Subordinated Debt; (C) change the redemption or prepayment provisions of the Senior Subordinated Debt (other than any such change which would reduce the amount of any scheduled redemption or prepayment or of any premium or interest payable in connection therewith or that would defer the date on which any such redemption or prepayment is otherwise scheduled to be made); (D) make more restrictive any of the covenants contained in the Senior Subordinated Debt Documents, or add any events of default, or modify any events of default so as to be triggered sooner in each case in comparison with any such covenants or events of default contained in the Senior Subordinated Debt Documents as in effect prior to such proposed amendment, except for changes that individually and in the aggregate are immaterial and provided that modifications to the terms of replacement Senior Subordinated Debt refinancing the Senior Subordinated Debt existing on the Effective Date in regard to certain types of covenants that are customary for subordinated debt transactions of similar type and amount (such as financial covenants identical to those contained herein but looser to such reasonable extent as the Required Lenders may agree) that do not adversely affect the rights of the Lenders or the Administrative Agent in any way other than immaterial ways shall be deemed acceptable to the Lenders and the Administrative Agent so long as copies of all documents relating to such replacement Senior Subordinated Debt shall have been received by the Administrative Agent in sufficient time for review to confirm compliance with the foregoing, with the delivery of such confirmation not to be unreasonably withheld and the determination of approval or objection not to be unreasonably delayed; (E) change any provisions of Article 3 (or comparable provisions) of the Senior Subordinated Debt Documents or modify any of the defined terms used in such Article 3 (or comparable provisions) or (F) provide for any additional security in respect of the obligations under the Senior Subordinated Debt Documents, in each case, without the prior written consent of the Required Lenders or

     (c) Modify, amend, supplement or terminate any agreements, instruments or documents relating to the incurrence (if consented to by the Administrative Agent except to the extent such consent is not required under Section 6.2(c)(vi) of this Agreement) of any Debt or other obligations, contingent or otherwise, of any Borrower or any Subsidiary permitted under Section 6.2(c)(vi) owing under any Permitted Acquisition documents or arising in connection with any Permitted Acquisition other than modifications, amendments and/or supplements which are immaterial and other than refinancing, in accordance with the provisions of
Section 6.2(c)(viii), of up to $500,000 in principal amount of indebtedness permitted to be incurred in connection with Permitted Acquisitions in accordance with the terms of Section 6.2(c)(vi).

     SECTION 6.13 Negative Pledge.

     Enter into or suffer to exist, or permit any of the Subsidiaries of any Borrower to enter into or suffer to exist, any agreement prohibiting or conditioning the creation or assumption of any Lien upon any of its properties or assets, other than as provided in the Loan Documents.

     SECTION 6.14 Partnerships, New Subsidiaries.

     (a) Become a general partner in any general or limited partnership or joint venture or permit any of its Subsidiaries to do so, or

     (b) Create any new Subsidiary, unless such newly created Subsidiary shall become a Guarantor pursuant to the terms of the Subsidiary Guaranty and an additional grantor pursuant to the terms of the Security Agreement and Intellectual Property Security Agreement and all shares of the capital stock of such Subsidiary are pledged to the Administrative Agent pursuant to the Security Agreement.

     SECTION  6.15  Speculative  Transactions.

     Engage, or permit any of its Subsidiaries to engage, in any transaction involving commodity options or futures contracts or derivatives or any similar speculative transactions.

     SECTION 6.16 Capital Expenditures.

     Make, or permit any of its Subsidiaries to make, any Capital Expenditures that would cause the aggregate of all such Capital Expenditures made by the Borrowers and their Subsidiaries to exceed $300,000, in the aggregate for all Borrowers taken as a whole, in any Fiscal Year of the Borrowers.

     SECTION 6.17  Issuance of Stock.

     Except as otherwise expressly permitted under Sections 6.4, 6.6 and 6.7 hereof, the Borrowers will not, and will not permit any of their Subsidiaries to, directly or indirectly, issue, sell, assign, pledge or otherwise encumber or dispose of any shares of capital stock or other Equity Interests of the Borrowers or any Subsidiary of the Borrowers, except (a) to the Borrowers or a Subsidiary of any Borrower, (b) to qualify directors if required by applicable law, (c) as set forth in Schedule 6.17; (d) in respect of Acquisition Puts in accordance with the summary of terms of the Acquisition Puts set forth on Schedule 6.17; (e) issuances of Equity Interests of MediaBay in replacement for the Senior Subordinated Debt, the Huntingdon Financing Debt and/or the Huntington Secured Subordinated Debt, in whole or in part, in existence on the date of this Agreement; provided, that, such Equity Interests (i) shall be in an amount at least equal to the sum of the principal amount then outstanding of such Senior Subordinated Debt which is replaced plus the fees, expenses and other costs payable by the Borrowers or their Subsidiaries in connection with such replacement and (ii) do not mandate or require the Borrower to, and no holder thereof shall have the right to require any Borrower to declare or pay any cash dividends or cash distributions in respect thereof or purchase, redeem, retire, defease or otherwise acquire for cash any such Equity Interests, except for payments of cash dividends in respect of such Equity Interests on substantially the same economic terms and having substantially the same economic effect as the payments of interest on the Senior Subordinated Debt, Huntingdon Financing Debt or Huntingdon Secured Subordinated Debt, as applicable, in effect on the Effective Date and having a cash dividend not in excess of the rate of interest and payable on dates comparable to (or less frequently than) the payment dates set forth in the Senior Subordinated Debt, Huntingdon Financing Debt or Huntingdon Secured Subordinated Debt, as applicable, in effect on the Effective Date (provided, that, with respect to any Equity Interests issued upon conversion of any Senior Subordinated Debt, Huntingdon Financing Debt or Huntingdon Secured Subordinated Debt held by Norton Herrick, his family or affiliates, dividends shall accrue, be paid-in-kind or be paid in shares of common stock until the obligations under the Credit Agreement have been paid in full) and subject to blockage of such payments upon substantially the same terms as apply to such payments of interest, and (iii) do not contain any rights, whether or not on conversion or otherwise, that, if exercisable or exercised on the date of issuance could result in a Change of Control, or if exercisable or exercised at any time thereafter could reasonably be expected to result in a Change of Control, and provided that the amount and terms of any fees and expenses and other costs associated therewith are reasonably acceptable to the Administrative Agent; and (f) issuances of Equity Interests of any Borrower not otherwise covered by clauses (a) through (e) above but only on the condition that no such instrument or security by its terms shall mandate or require any Borrower to, and no holder thereof shall have the right to require the Borrower to, (i) declare or pay any cash dividends or cash distributions in respect thereof or (ii) purchase, redeem, retire, defease or otherwise acquire for cash any of its capital stock, warrants, options or rights to acquire such capital stock or (iii) issue securities in respect thereof which payments of or in respect of which are not subordinate to the Obligations under the Loan Documents; and, provided, further that no such Equity Interests shall contain any rights, whether or not on conversion or otherwise that, if exercisable or exercised on the date of issuance could result in a Change of Control, or if exercisable or exercised at any time thereafter could reasonably be expected to result in a Change of Control, and any references in this Agreement to permitted issuances of Equity Interests shall be subject to the terms of this subsection 6.17(f).

     SECTION 6.18 Management Fees.

     Notwithstanding any other provision contained in this Agreement or any of the other Loan Documents, pay, or be or become obligated to pay, any Management Fees to any Person or any interest on any deferred obligation therefor, including, without limitation, to any shareholder, director, officer or employee of any Borrower, or any Loan Party.

     SECTION  6.19 Senior  Subordinated  Debt  Payments.

     Make any further cash payments with respect to any payments of principal, interest or otherwise due in connection with MediaBay's Senior Subordinated Debt held by Norton Herrick, his family or affiliates or the Herrick Secured Subordinated Loan. Any such payments shall accrue, be paid-in-kind or be paid in shares of common stock of MediaBay in lieu of and in full satisfaction of paying such payments in cash until all Obligations under the Credit Agreement have been paid in full. So long as no default or Event of Default under the Credit Agreement has occurred and is continuing, MediaBay may make cash interest payments in connection with the Senior Subordinated Debt held by non-affiliates. Any or all of the Senior Subordinated Debt or the Huntingdon Secured Subordinated Debt may be converted into preferred stock and if all amortization payments pursuant to Section 2.4(a) have been paid in full through such date and no default or Event of Default under the Credit Agreement has occurred and is continuing, a dividend, in an amount not to exceed the rate of interest currently in effect on such Subordinated Debt may be paid thereon provided, that, with respect to any preferred stock issued upon conversion of any Senior Subordinated Debt or any Huntingdon Secured Subordinated Debt held Norton Herrick, his family or affiliates, dividends shall accrue, be paid-in-kind or be paid in shares of common stock of MediaBay in lieu of and in full satisfaction of paying such payments in cash until all Obligations under the Credit Agreement have been paid in full.

     SECTION  6.20  Huntingdon  Senior  Secured  Note  Payments.

     Make any cash payments with respect to any prepayments of principal, payments of interest or otherwise in connection with the Huntingdon Senior Secured Note other than regularly scheduled principal payments which shall be payable on the same dates and in the same amounts as set forth in Section 2.4(a) hereof. Any such payments shall accrue, be paid-in-kind or be paid in shares of common stock of MediaBay in lieu of and in full satisfaction of paying such payments in cash until all Obligations under the Credit Agreement have been paid in full.

                                   ARTICLE 7

                             REPORTING REQUIREMENTS

     While any of the Commitments is outstanding and, in the event any Advance remains outstanding, so long as any Borrower or any other Loan Party is indebted to any of the Lender Parties or the Administrative Agent under any of the Loan Documents, any Letter of Credit is outstanding and until payment in full of the Notes and full and complete performance of all of its other obligations arising hereunder, the Borrowers shall furnish to the Administrative Agent and Lender
Parties:

     SECTION 7.1 Default  Notice.

     As soon as possible and in any event within five (5) Business Days after a Responsible Officer of a Borrower obtains knowledge of the occurrence of any Default or any event, development or occurrence reasonably likely to have a Material Adverse Effect, a statement of the Chief Financial Officer of such Borrower setting forth details of such Default or event, development or occurrence and the action that such Borrower has taken and proposes to take with respect thereto.

     SECTION  7.2  Monthly  Financials.

     As soon as available and in any event within thirty (30) days (or in the case of the January 2001 and February 2001 reports within sixty (60) days and forty-five (45) days, respectively) after the end of each month which is not a fiscal quarter end, a Consolidated balance sheet, statement of income and cash flows for each month commencing February 2001, as of the end of such month of the Borrowers and their Subsidiaries, and consolidating balance sheet and statements of income of the Borrowers and their Subsidiaries, for the period commencing at the end of the previous month and ending with the end of such month and Consolidated statement of income and a Consolidated statement of cash flows of the Borrowers and their Subsidiaries, and consolidating statements of income of the Borrowers and their Subsidiaries, for the period commencing at the end of the previous Fiscal Year and ending with the end of such month, setting forth in each case commencing February 2001 in comparative form the corresponding figures for the corresponding period of the prior Fiscal Year, all in reasonable detail and duly certified by the chief financial officer of the applicable Borrower.

     SECTION 7.3  Quarterly  Financials.

     As soon as available and in any event within fifty (50) days after the end of each of the first three fiscal quarters of each Fiscal Year:

          (a) a Consolidated balance sheet of the Borrowers and their Subsidiaries, and consolidating balance sheets of the Borrowers and their Subsidiaries, as of the end of such quarter and a Consolidated statement of income and a Consolidated statement of cash flows of the Borrowers and their Subsidiaries, and consolidating statements of income and consolidating statements of cash flows of the Borrower and its Subsidiaries, for the period commencing at the end of the previous fiscal quarter and ending with the end of such fiscal quarter; and

          (b) a Consolidated statement of income and a Consolidated statement of cash flows of the Borrowers and their Subsidiaries and consolidating statements of income and consolidating statements of cash flows of the Borrowers and their Subsidiaries for the period commencing at the end of the previous Fiscal Year and ending with the end of such fiscal quarter, setting forth in each case in comparative form the corresponding figures for the corresponding period of the preceding Fiscal Year and the corresponding figures from the budgets for such period and for the Fiscal Year which includes such period, all of the foregoing in reasonable detail and duly certified by the chief financial officer of each of the Borrowers as having been prepared in accordance with GAAP (subject to normal year-end audit adjustments), together with (i) a Compliance Certificate (provided that the Compliance Certificate must be delivered in no event later than fifty (50) days after the end of each of the first three fiscal quarters of each Fiscal Year) of said officer stating, inter alia, that no Default has occurred and is continuing or, if a Default has occurred and is continuing, a statement as to the nature thereof and the action that the Borrowers have taken and propose to take with respect thereto and (ii) a schedule in form reasonably satisfactory to the Administrative Agent of the computations used by the Borrowers in determining compliance with the financial covenants contained in Article 8, provided, that in the event of any change in GAAP used in the preparation of such financial statements, the Borrowers shall also provide, if necessary for the determination of compliance with
     Article 8, a statement of reconciliation conforming such financial statements to GAAP; provided, further, that to the extent that comparable information is set forth in a Borrower's quarterly report on Form 10-Q filed with the Securities and Exchange Commission for each such quarter, delivery to the Administrative Agent and the Lender Parties of such 10-Q within the time period specified above shall be acceptable for purposes of this Section 7.3.

     SECTION 7.4 Annual Financials.

     As soon as available and in any event within one hundred five (105) days after the end of each Fiscal Year with respect to all deliveries pursuant to this Section 7.4 except for the certificate referred to in clause (c) below which, in any event, shall be delivered within ninety (90) days after the end of each Fiscal Year, a copy of the annual audit report for such year for the Borrowers and their Subsidiaries, including therein a Consolidated balance sheet of the Borrowers and their Subsidiaries, and consolidating balance sheets of Borrowers and their Subsidiaries, as of the end of such Fiscal Year and a Consolidated statement of income and a Consolidated statement of cash flows of the Borrowers and their Subsidiaries, and consolidating statements of income and consolidating statements of cash flows of the Borrowers and their Subsidiaries, for such Fiscal Year, in each case setting forth in comparative form the corresponding figures for the prior Fiscal Year and the corresponding figures from the budget for such Fiscal Year and in each case accompanied (in the case of such Consolidated financial statements) by an opinion with respect to such Consolidated financial statements acceptable to the Administrative Agent of Deloitte & Touche or other independent certified public accountants of recognized national standing reasonably acceptable to the Administrative Agent together with (a) a letter of such accounting firm to the Administrative Agent and Lender Parties stating that in the course of the regular audit of the business of the Borrowers and their Subsidiaries, which audit was conducted by such accounting firm in accordance with generally accepted auditing standards, such accounting firm has obtained no knowledge that a Default has occurred and is continuing, or if, in the opinion of such accounting firm, a Default has occurred and is continuing, a statement as to the nature thereof, (b) a schedule in form reasonably satisfactory to the Administrative Agent of the computations used by such accountants in determining, as of the end of such Fiscal Year, compliance with the covenants contained in Article 8, provided, that in the event of any change in GAAP used in the preparation of such financial statements, the Borrowers shall also provide, if necessary for the determination of compliance with Article 8, a statement of reconciliation conforming such financial statements to GAAP and (c) a certificate of the Chief Financial Officer of the applicable Borrower stating that no Default has occurred and is continuing or, if a Default has occurred and is continuing, a statement as to the nature thereof and the action that such Borrower has taken and proposes to take with respect thereto.

     SECTION 7.5 ERISA Events and ERISA  Reports.

     (i) Promptly and in any event within thirty (30) days after any Loan Party or any ERISA Affiliate knows or has reason to know that any ERISA Event has occurred, a statement of the Chief Financial Officer of the applicable Borrower describing such ERISA Event and the action, if any, that such Loan Party or such ERISA Affiliate has taken and proposes to take with respect thereto and (ii) on the date any records, documents or other information must be furnished to the PBGC with respect to any Plan pursuant to Section 4010 of ERISA, a copy of such records, documents and information.

     SECTION 7.6 Plan  Terminations.

     Promptly and in any event within ten (10) Business Days after receipt thereof by any Loan Party or any ERISA Affiliate, copies of each notice from the PBGC stating its intention to terminate any Plan or to have a trustee appointed to administer any Plan or correspondence from the PBGC indicating it is considering termination of any Plan.

     SECTION 7.7 Actuarial  Reports.

     Promptly upon receipt thereof by any Loan Party or any ERISA Affiliate, a copy of the annual actuarial valuation report for each Plan the funded current liability percentage (as defined in Section 302(d)(8)(B) of ERISA) of which is less than 90% or the unfunded current liability (as defined in Section 302(d)(8)(A) of ERISA) of which exceeds $500,000. The present value of benefit liabilities as of the latest actuarial valuation date for such Plan (but not prior to 12 months prior to the date hereof), determined on the basis of a shut down of the company in accordance with actuarial assumptions used by the PBGC in single-employer plan terminations, shall not exceed the market value of assets exclusive of any contributions due to the Plan by more than $500,000.

     SECTION 7.8 Plan Annual  Reports.

     Upon the request, from time to time, of the Administrative Agent, promptly and in any event within thirty (30) days after the filing thereof with the Internal Revenue Service, copies of each Schedule B (Actuarial Information) to the annual report (Form 5500 Series) with respect to each Plan.

     SECTION 7.9 Annual Plan  Summaries.

     As soon as available and in any event within one hundred twenty (120) days after the end of each Fiscal Year, an annual summary of actuarial valuation and other information with respect to each Plan in form, substance and detail satisfactory to the Administrative Agent.

     SECTION 7.10 Multiemployer  Plan Notices.

     Promptly and in any event within five (5) Business Days after receipt thereof by any Loan Party or any ERISA Affiliate from the sponsor of a Multiemployer Plan, copies of each notice concerning, or other correspondence with respect to, (i) the imposition of Withdrawal Liability by any such Multiemployer Plan, (ii) the reorganization or termination, within the meaning of Title IV of ERISA, of any such Multiemployer Plan or (iii) the amount of liability incurred, or that may be incurred, by such Loan Party or any ERISA Affiliate in connection with any event described in clause (i) or (ii).

     SECTION 7.11 Litigation.

     Promptly after the commencement thereof, notice of all material actions, suits, investigations, litigation and proceedings before any court or governmental department, commission, board, bureau, agency or instrumentality, Federal, state, local or foreign, affecting any Loan Party or any of its Subsidiaries and, promptly after the occurrence thereof, notice of any change in the status or the financial effect on any Loan Party or any of its Subsidiaries of the Disclosed Litigation from that described on Schedule 4.9 that in each case could reasonably be expected to have a Material Adverse Effect.

     SECTION  7.12  Securities  Reports.

     Promptly after the sending or filing thereof, copies of all proxy statements, financial statements and reports that any Loan Party or any of its Subsidiaries sends to its stockholders, and copies of all regular, periodic and special reports, and all final registration statements, that any Loan Party or any of its Subsidiaries files with the Securities and Exchange Commission or any other governmental authority or with any national securities exchange.

     SECTION 7.13  Creditor  Reports.

     Promptly after the furnishing thereof, copies of any statement or report furnished to any other holder of the securities of any Loan Party or of any of its Subsidiaries pursuant to the terms of any indenture, loan or credit agreement or similar agreement or instrument and not otherwise required to be furnished to the Lender Parties pursuant to any other clause of this Article 7.

     SECTION 7.14 Agreement  Notices.

     Promptly upon receipt thereof, copies of all notices, requests and other documents received by any Loan Party or any of its Subsidiaries under or pursuant to any Material Contract or indenture, loan or credit agreement or similar agreement or instrument regarding or related to any breach or default by any party thereto or any event that could materially impair the value of the interests or the rights of any Loan Party or any of its Subsidiaries (other than immaterial interests or rights) or otherwise have a Material Adverse Effect and copies of any amendment, modification or waiver of any provisions of any Material Contract or indenture, loan or credit agreement or similar agreement or indenture and, from time to time upon request by the Administrative Agent, such information and reports regarding the foregoing as the Administrative Agent may reasonably request.

     SECTION 7.15 Revenue  Agent  Reports.

     Within ten (10) days after receipt, copies of all Revenue Agent Reports (Internal Revenue Service Form 886), or other written proposals of the Internal Revenue Service, that propose, determine or otherwise set forth any adjustments to the Federal income tax liability of the affiliated group (within the meaning of Section 1504(a)(1) of the Internal Revenue Code) of which any Borrower is a member aggregating $250,000 or more.

     SECTION 7.16  Environmental  Conditions.

     Promptly after the assertion or occurrence thereof, notice of any Environmental Action against or of any noncompliance by any Loan Party or any of its Subsidiaries with any Environmental Law or Environmental Permit that could reasonably be expected to have a Material Adverse Effect.

     SECTION 7.17 Real  Property.

     Upon the request, from time to time, of the Administrative Agent, promptly and in any event within thirty (30) days after any such request, a report supplementing Schedules 4.21 and 4.22 hereto, including an identification of all real and leased property disposed of by any Borrower or any of its Subsidiaries during such Fiscal Year, a list and description (including the street address, county or other relevant jurisdiction, state, record owner and, in the case of leases of property, lessor, lessee, expiration date and annual rental cost thereof) of all real property acquired or leased during such Fiscal Year and a description of such other changes in the information included in such Schedules as may be necessary for such Schedules to remain accurate and complete in all respects.

     SECTION  7.18  Insurance.

     Upon the request, from time to time, of the Administrative Agent, promptly and in any event within thirty (30) days after any such request, a report summarizing the insurance coverage (specifying type, amount and carrier) in effect for each Loan Party and its Subsidiaries and containing such additional information as the Administrative Agent may reasonably request.

     SECTION 7.19 Borrowing Base Reports and Certificates.

     (a) Borrowing Base Reports. By the close of business on each Monday, the Borrowers shall provide to Agent a Borrowing Base Report providing the following:

          (1) Accounts receivable from retail customers at the close of business at the end of the prior week.

          (2) Accounts receivable from consumers at the close of business at the end of the most recent week for which such information is available adjusted by adding accounts receivable from consumers for each subsequent week and subtracting cash receipts from consumer accounts receivable for each subsequent week.

          (3) Actual Inventory amounts at the end of the most recent week for which such amounts are available adjusted by adding purchases of inventory for each subsequent week and subtracting cost of products sold in each subsequent week. Cost of product shall be calculated by taking 20% of the prior weeks gross sales.

          (4) A summary of aged retail accounts receivable as of the end of the prior week.

     (b) Borrowing Base Certificate. By the close of business on each Monday, the Borrowers shall provide to Agent a Borrowing Base Certificate, substantially in the form delivered by MediaBay on April 4, 2000, reflecting information at the close of business at the end of the prior week certified by the Chief Financial Officer of the MediaBay.

     SECTION 7.20  Management  Letters.

     As soon as available and in any event within ten (10) Business Days after the receipt thereof, copies of any "management letter" or similar letter received by any Borrower or its Board of Directors (or any Committee thereof) from its independent public accountants.

     SECTION 7.21 Permitted Acquisition  Documents.

     Within twenty (20) Business Days following the consummation of each Permitted Acquisition, complete copies of the related material documents evidencing such Permitted Acquisition, certified as true and correct by an appropriate officer of the applicable Borrower.

     SECTION  7.22 Other  Information.

     Such other information respecting the business, condition (financial or otherwise), operations, performance, properties or prospects of any Loan Party or any of its Subsidiaries or the Collateral as the Administrative Agent or any Lender Party (through the Administrative Agent) may from time to time reasonably request.

     SECTION 7.23 Cash Flow Projections.

     On every Friday, beginning on the next Friday after the Effective Date, the Borrowers shall deliver a weekly cash flow projection for the thirteen-week period immediately following the delivery of such projection.

     SECTION  7.24  Receivables  Report.

     For Retail Receivables, as soon as available and in any event within 5 Business days after the end of the month, an aged summary accounts receivable trial balance by customer shall be provided. For Receivables arising out of sales directly to consumers, a one page aged Receivables summary taken from the detail records by customer shall be provided as soon as available but in no event later than 30 days from the end of the previous month.

     SECTION 7.25 Periodic  Audit.

     After the Effective Date, one periodic audit of the Receivables and Inventory may be conducted by Agent or Lenders, in their sole discretion. Based on the results of such audit, Agent expressly reserves the right, in its reasonable discretion and after consultation with the Borrowers, to adjust, (i) the definitions of each of Eligible Receivables and Eligible Inventory and (ii) the percentage of each of Eligible Receivables and Eligible Inventory which shall be included in the Borrowing Base provided, however, in no event shall such percentages be reduced to less than 50% and 30% respectively. Borrowers shall be responsible for the expenses, fees and costs incurred by Agent or Lenders in connection with such audit in an amount not to exceed $15,000.

                                   ARTICLE 8

                               FINANCIAL COVENANTS

     While any of the Commitments is outstanding and, in the event any Advance remains outstanding, so long as any Borrower or any other Loan Party is indebted to any of the Lender Parties or the Administrative Agent under any of the Loan Documents, any Letter of Credit is outstanding and until payment in full of the Notes and full and complete performance of all of its other obligations arising hereunder, MediaBay shall:

     SECTION 8.1 Minimum EBITDA.

     Maintain on a Consolidated basis with respect to MediaBay and its Subsidiaries as of the end of each fiscal period of MediaBay set forth below EBITDA at not less than the respective amounts set forth below evidence of which shall be delivered to Administrative Agent within 30 days of the end of such period:

                    Period                                      Minimum EBITDA
                    ------                                      --------------
(a)      For the period beginning on                 -$1,100,000 (i.e., a negative amount)
         January 1, 2001 and ending on
         March 31, 2001

(b)      For the period beginning on                 -$600,000 (i.e., a negative amount)
         January 1, 2001 and ending on
         June 30, 2001

(c)      For the period beginning on                 -$500,000 (i.e., a negative amount)
         January 1, 2001 and ending on
         September 30, 2001

(d)      For the period beginning on                 $1,500,000
         January 1, 2001 and ending on
         December 31, 2001

(e)      For the period beginning on                 $1,200,000
         January 1, 2001 and ending on
         March 31, 2002

(f)      For the period beginning on                 $2,000,000
         January 1, 2001 and ending on
         June 30, 2002

                                   ARTICLE 9

                                EVENTS OF DEFAULT

     If any of the following ("Events of Default") shall occur and be continuing:

     SECTION 9.1 Payment.

     (a) The Borrowers shall fail to pay any principal of any Advance when the same shall become due and payable or (b) the Borrowers shall fail to pay any interest on any Advance, or any Loan Party shall fail to make any other payment under any Loan Document, in each case under this clause (b) within three (3) Business Days after the same becomes due and payable; or

     SECTION 9.2 Representations and Warranties.

     Any representation or warranty made by any Loan Party (or any of its officers) under or in connection with any Loan Document shall prove to have been incorrect in any material respect when made or confirmed; or

     SECTION  9.3  Certain  Covenants.

     Any Borrower shall fail to perform or observe any term, covenant or agreement contained in Section 2.13, 5.5, 5.6, 5.7, or 5.13, Article 6 or
Article 8 and such failure shall,  if caused by a violation of the provisions of
Section 6.1(b), (d) or (e), 6.6, 6.13, 6.15, 6.16 and if able to be remedied, remain unremedied for fifteen (15) days after the date of such failure; or

     SECTION 9.4 Other Covenants.

     Any Loan Party shall fail to perform any other term, covenant or agreement contained in any Loan Document or other documents executed or delivered to any of the Lenders in connection with this Agreement on its part to be performed or observed if such failure shall remain unremedied for thirty (30) days after the earlier of the date on which (a) a Responsible Officer of any Loan Party becomes aware of such failure or (b) written notice thereof shall have been given to the Borrowers by the Administrative Agent or any Lender Party; or

     SECTION 9.5 Other Defaults.

     Any Loan Party or any of its Subsidiaries shall fail to pay any principal of, premium or interest on or any other amount payable in respect of any Debt that is outstanding in a principal or notional amount of at least $500,000 either individually or in the aggregate (but excluding Debt outstanding hereunder) of such Loan Party or such Subsidiary (as the case may be), when the same becomes due and payable after any applicable grace period (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise); or any other event shall occur or condition shall exist under any agreement or instrument relating to any such Debt, in each case if the effect of such event or condition is to accelerate, or to permit the acceleration of, the maturity of such Debt or otherwise to cause, or to permit the holder thereof to cause, such Debt to mature; or any such Debt shall be declared to be due and payable or required to be prepaid or redeemed (other than by a regularly scheduled required prepayment or redemption), purchased or defeased, or an offer to prepay, redeem, purchase or defease such Debt shall be required to be made, in each case prior to the stated maturity thereof; or

     SECTION 9.6  Bankruptcy,  Etc.

     Any Loan Party or any of its Subsidiaries shall generally not pay its debts as such debts become due, or shall admit in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors; or any proceeding shall be instituted by or against any Loan Party or any of its Subsidiaries seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee or other similar official for it or for any substantial part of its property and, in the case of any such proceeding instituted against it (but not instituted by it) that is being diligently contested by it in good faith, any such proceeding shall remain undismissed or unstayed for a period of sixty (60) days or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or any substantial part of its property) shall occur, or any Loan Party or any of its Subsidiaries shall take any corporate action to authorize any of the actions set forth above in this
Section 9.6; or

     SECTION 9.7 Judgments.

     (a) Any judgment or order for the payment of money in excess of Five Hundred Thousand ($500,000) Dollars individually or in the aggregate (other than such a judgment or order which is fully covered by insurance for which the appropriate insurer has acknowledged responsibility in writing) shall be rendered against any Loan Party or any of its Subsidiaries and (i) enforcement proceedings shall have been commenced by any creditor upon such judgment or order and (ii) there shall be a period of fifteen (15) consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect; or

     (b) Any non-monetary judgment or order shall be rendered against any Loan Party or any of its Subsidiaries that is reasonably likely to have a Material Adverse Effect; or

     SECTION 9.8 Loan  Documents.

     Any material provision of any Loan Document after delivery thereof shall for any reason cease to be valid and binding on or enforceable against any Loan Party which is party to it, or any such Loan Party shall so state in writing; or

     SECTION 9.9 Liens.

     Any Collateral Document after delivery thereof, together with all filings and other required perfection actions taken in connection therewith, shall for any reason cease to or otherwise not create a valid and perfected first priority lien on and security interest in the Collateral purported to be covered thereby (other than non-perfection of Liens on specific collateral as identified expressly in the Security Agreement or Intellectual Property Security Agreement); or any Event of Default shall have occurred under the Radio Spirits Subordinated Security Agreement or the Senior Subordinated Security Agreement or the secured party under either thereof shall have taken any action in violation of the terms thereof; or the bailee under any bailee letter relating to inventory of any Loan Party shall take any action in respect of such inventory having a value of $500,000 or more that could adversely affect the Administrative Agent's rights in collateral covered thereby in a material way; or

     SECTION 9.10 Change of Control.

     Any Change of Control shall occur; or

     SECTION 9.11 ERISA Events.

     (a) Any ERISA Event shall have occurred with respect to a Plan and the sum (determined as of the date of occurrence of the last such ERISA Event) of the Insufficiency of such Plan and the Insufficiency of any and all other Plans with respect to which an ERISA Event shall have occurred and then exist (or the liability of the Loan Parties and the ERISA Affiliates related to such ERISA Events) exceeds $500,000; or

     (b) Any Loan Party or any ERISA Affiliate shall have been notified by the sponsor of a Multiemployer Plan that it has incurred Withdrawal Liability to such Multiemployer Plan in an amount that, when aggregated with all other amounts required to be paid to Multiemployer Plans by the Loan Parties and the ERISA Affiliates as Withdrawal Liability (determined as of the date of such notification), exceeds $500,000 or requires payments exceeding 300,000 per annum; or

     (c) Any Loan Party or any ERISA Affiliate shall have been notified by the sponsor of a Multiemployer Plan that such Multiemployer Plan is in reorganization or is being terminated, within the meaning of Title IV of ERISA, and as a result of such reorganization or termination the aggregate annual contributions of the Loan Parties and the ERISA Affiliates to all Multiemployer Plans that are then in reorganization or being terminated have been or will be increased over the amounts contributed to such Multiemployer Plans for the plan years of such Multiemployer Plans immediately preceding the plan year in which such reorganization or termination occurs by an amount exceeding $300,000; or

     SECTION  9.12  Subordination   Provisions.

     The subordination provisions contained in any instrument pursuant to which the Subordinated Debt permitted under Section 6.2(c)(iv) is created or in any instrument evidencing such Subordinated Debt shall cease, for any reason, to be in full force and effect or enforceable in accordance with their terms (other than as the result of payment or prepayment in accordance with the terms hereof); or

     SECTION  9.13  Management.

     Norton Herrick shall cease for any reason whatsoever, including, without limitation, death or disability (as such disability shall be determined in the sole and absolute judgment of the Administrative Agent) to be and continuously perform the duties of Chairman of MediaBay or, if such cessation shall occur as a result of the death or such disability, neither (i) Michael Herrick nor (ii) another successor reasonably satisfactory to the Administrative Agent, shall have become and shall have commenced to perform the duties of Chairman of MediaBay within thirty (30) days after such cessation; provided, however, that if Michael Herrick or another such reasonably satisfactory successor shall have been so elected and shall have commenced performance of such duties within such period, the name of Michael Herrick or such other successor, as the case may be, shall be deemed to have been inserted in place of Norton Herrick, in this
Section 9.13;

     SECTION 9.14 Borrowing Base Deficiency.

     Any Borrowing Base Deficiency shall occur and be continuing which is not eliminated by the Borrowers' prepayment within seven (7) Business Days of then outstanding Revolving Credit Advances in an amount sufficient to eliminate such Borrowing Base Deficiency; or

     SECTION 9.15 Note Escrow Agreement.

     The Huntingdon Senior Secured Note and the Huntingdon Secured Subordinated Note have not been issued within thirty (30) business days after the Effective Date;

then, and in any such event, the Administrative Agent (i) shall at the request, or may with the consent, of the Required Lenders, by notice to the Borrowers, declare the Commitments of each appropriate Lender (other than the Commitment in respect of Letter of Credit Advances by the Issuing Bank or a Revolving Credit Lender pursuant to Section 2.3(c)) and of the Issuing Bank to issue Letters of Credit to be terminated, whereupon the same shall forthwith terminate, and (ii) shall at the request, or may with the consent, of the Required Lenders, (A) by notice to the Borrowers, declare the Notes, all interest thereon and all other amounts payable under this Agreement and the other Loan Documents to be forthwith due and payable, whereupon the Notes, all such interest and all such other amounts shall become and be forthwith due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by the Borrowers and (B) by notice to each party required under the terms of any agreement in support of which a Standby Letter of Credit is issued, request that all Obligations under such agreement be declared to be due and payable; provided, however, that in the event of an actual or deemed entry of an order for relief with respect to any Loan Party or any of its Subsidiaries under the Federal Bankruptcy Code, (x) the obligation of each Lender to make Advances (other than Letter of Credit Advances by the Issuing Bank or a Revolving Credit Lender pursuant to Section 2.3(c)) and of the Issuing Bank to issue Letters of Credit shall automatically be terminated and
(y) the Notes, all such interest and all such amounts shall automatically become and be due and payable, without presentment, demand, protest or any notice of any kind, all of which are hereby expressly waived by the Borrowers.

If any Event of Default shall have occurred and be continuing, the Administrative Agent may, or shall at the request of the Required Lenders, irrespective of whether it is taking any of the actions described in Article 9 or otherwise, make demand upon the Borrowers to, and forthwith upon such demand the Borrowers will, pay to the Administrative Agent on behalf of the Lender Parties in same day funds at the Administrative Agent's office designated in such demand, for deposit in the L/C Cash Collateral Account, an amount equal to the aggregate Available Amount of all Letters of Credit then outstanding. If at any time the Administrative Agent determines that any funds held in the L/C Cash Collateral Account are subject to any right or claim of any Person other than the Administrative Agent and the Lender Parties or that the total amount of such funds is less than the aggregate Available Amount of all Letters of Credit, the Borrowers will, forthwith upon demand by the Administrative Agent, pay to the Administrative Agent, as additional funds to be deposited and held in the L/C Cash Collateral Account, an amount equal to the excess of (a) such aggregate Available Amount over (b) the total amount of funds, if any, then held in the L/C Cash Collateral Account that the Administrative Agent determines to be free and clear of any such right and claim.

                                   ARTICLE 10

                            THE ADMINISTRATIVE AGENT

     SECTION  10.1  Authorization  and  Action.

     (a) Each Lender Party (in its capacities as a Lender, and/or Issuing Bank) hereby appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under this Agreement and the other Loan Documents as are delegated to the Administrative Agent by the terms hereof and thereof, together with such powers and discretion as are reasonably incidental thereto. The Administrative Agent shall have no duties or responsibilities except those expressly set forth in this Agreement and the other Loan Documents and shall not be a trustee or fiduciary for any Lender Party.

     (b) As to any matters not expressly provided for by the Loan Documents (including, without limitation, enforcement or collection of the Notes), the Administrative Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Required Lenders, and such instructions shall be binding upon all Lender Parties and all holders of Notes and any action taken or failure to act pursuant thereto shall be binding on all the Lender Parties; provided, however, that the Administrative Agent shall not be required to take any action that exposes the Administrative Agent to personal liability or that is contrary to this Agreement, any other Loan Document or applicable law and except for action expressly required by the Administrative Agent hereunder or under the Loan Documents, the Administrative Agent shall in all cases be fully justified in failing or refusing to act hereunder or thereunder unless it shall be indemnified to its satisfaction by the Lender Parties against any and all liability and expense that may be incurred by it by reason of taking or continuing to take any such action.

     SECTION 10.2 Agent's Reliance,  Etc.

     Neither the Administrative Agent nor any of its directors, officers, agents or employees shall be liable for any action taken or omitted to be taken by it or them under or in connection with the Loan Documents, except for its or their own gross negligence or willful misconduct. Without limitation of the generality of the foregoing, the Administrative Agent: (a) may treat the payee of any Note as the holder thereof until the Administrative Agent receives and accepts an Assignment and Acceptance entered into by the Lender that is the payee of such Note, as assignor, and an Eligible Assignee, as assignee, as provided in Section 11.7; (b) may consult with legal counsel (including counsel for any Loan Party), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts; (c) makes no warranty or representation to any Lender Party and shall not be responsible to any Lender Party for recitals, any statements, warranties or representations (whether written or oral) made in or in connection with the Loan Documents; (d) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of any Loan Document on the part of any Loan Party or to inspect the property (including the books and records) of any Loan Party; (e) shall not be responsible to any Lender Party for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of, or the perfection or priority of any lien or security interest created or purported to be created under or in connection with, any Loan Document or any other instrument or document furnished pursuant thereto; (f) shall incur no liability under or in respect of any Loan Document by acting upon any notice, consent, certificate or other instrument or writing (which may be by telegram, telecopy or telex) believed by it to be genuine and signed or sent by or on behalf of the proper party or parties; and (g) may employ agents and attorneys-in-fact and shall not be answerable for the negligence or misconduct of any such agents or attorneys-in-fact selected by it with reasonable care.

     SECTION  10.3 ING and  Affiliates.

     With respect to its Commitments, the Advances made by it and the Notes issued to it, ING shall have the same rights and powers under the Loan Documents as any other Lender Party and may exercise the same as though it were not the Administrative Agent; and the term "Lender Party" or "Lender Parties" shall, unless otherwise expressly indicated, include ING in its individual capacity. ING and its affiliates may accept deposits from, lend money to, act as trustee under indentures of, accept investment banking engagements from and generally engage in any kind of business with, any Loan Party, any of its Subsidiaries and any Person who may do business with or own securities of any Loan Party or any such Subsidiary and may accept fees and other consideration from any Borrower or its Affiliates, for services in connection with this Agreement, the other Loan Documents or otherwise, all as if ING were not the Administrative Agent and without any duty to account therefor to the Lender Parties.

     SECTION 10.4 Lender Party Credit Decision.

     Each Lender Party acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender Party and based on the financial statements referred to in Section 4.6 and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender Party also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender Party and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement.

     SECTION 10.5 Indemnification.

     (a) Each Lender Party severally agrees to indemnify the Administrative Agent (to the extent not promptly reimbursed by the Borrowers) from and against such Lender Party's ratable share (determined as provided below) of any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever that may be imposed on, incurred by, or asserted against the Administrative Agent in any way relating to or arising out of any of the Loan Documents or any transaction contemplated hereby and thereby or any action taken or omitted by the Administrative Agent under any of the Loan Documents; provided, however, that no Lender Party shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements to the extent resulting from the Administrative Agent's gross negligence or willful misconduct. Without limitation of the foregoing, each Lender Party agrees to reimburse the Administrative Agent promptly upon demand for its ratable share of any costs and expenses (including, without limitation, fees and expenses of counsel) payable by the Borrowers under Section 11.4, to the extent that the Administrative Agent is not promptly reimbursed for such costs and expenses by the Borrowers.

     (b) Each Lender Party severally agrees to indemnify the Issuing Bank (to the extent not promptly reimbursed by the Borrowers) from and against such Lender Party's ratable share (determined as provided below) of any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever that may be imposed on, incurred by, or asserted against the Issuing Bank in any way relating to or arising out of any of the Loan Documents or any action taken or omitted by the Issuing Bank under any of the Loan Documents; provided, however, that no Lender Party shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the Issuing Bank's gross negligence or willful misconduct. Without limitation of the foregoing, each Lender Party agrees to reimburse the Issuing Bank promptly upon demand for its ratable share of any costs and expenses (including, without limitation, fees and expenses of counsel) payable by the Borrowers under Section 11.4, to the extent that the Issuing Bank is not promptly reimbursed for such costs and expenses by the Borrowers.

     (c) For purposes of Sections 10.5(a) and 10.5(b), the Lender Parties' respective ratable shares of any amount shall be determined, at any time, according to the sum of (i) the aggregate principal amount of the Advances outstanding at such time and owing to the respective Lender Parties, (ii) their respective Pro Rata Shares of the aggregate Available Amount of all Letters of Credit outstanding at such time, (iii) the aggregate unused portions of their respective Term Commitments at such time, and (iv) their respective Unused Revolving Credit Commitments at such time; provided, that the aggregate principal amount of Letter of Credit Advances owing to the Issuing Bank shall be considered to be owed to the Revolving Credit Lenders ratably in accordance with their respective Revolving Credit Commitments. In the event that any Defaulted Advance shall be owing by any Defaulting Lender at any time, such Lender Party's Commitment with respect to the Facility under which such Defaulted Advance was required to have been made shall be considered to be unused for purposes of this
Section 10.5 to the extent of the amount of such Defaulted Advance. The failure of any Lender Party to reimburse the Administrative Agent or the Issuing Bank, as the case may be, promptly upon demand for its ratable share of any amount required to be paid by the Lender Parties to the Administrative Agent or the Issuing Bank, as the case may be, as provided herein shall not relieve any other Lender Party of its obligation hereunder to reimburse the Administrative Agent or the Issuing Bank, as the case may be, for its ratable share of such amount, but no Lender Party shall be responsible for the failure of any other Lender Party to reimburse the Administrative Agent or the Issuing Bank, as the case may be, for such other Lender Party's ratable share of such amount. Without prejudice to the survival of any other agreements of any Lender Party hereunder, the agreement and obligations of each Lender Party contained in this Section
10.5 shall survive the payment in full of principal, interest and all other amounts payable hereunder and under the other Loan Documents.

     SECTION 10.6 Successor  Administrative Agents.

     The Administrative Agent may resign as to any or all of the Facilities at any time by giving written notice thereof to the Lender Parties and the Borrowers and may be removed as to all of the Facilities at any time with or without cause by the Required Lenders. Upon any such resignation or removal, the Required Lenders shall have the right to appoint a successor Administrative Agent as to such of the Facilities as to which the Administrative Agent has resigned or been removed. If no successor Administrative Agent shall have been so appointed by the Required Lenders, and shall have accepted such appointment, within thirty (30) days after the retiring Administrative Agent's giving of notice of resignation or the Required Lenders' removal of the retiring Administrative Agent, then the retiring Administrative Agent may, on behalf of the Lender Parties, appoint a successor Administrative Agent, which shall be a Lender which is a commercial bank organized under the laws of the United States or of any State thereof and having a combined capital and surplus of at least $250,000,000. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative Agent as to all of the Facilities and upon the execution and filing or recording of such financing statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or as the Required Lenders may request, in order to continue the perfection of the Liens granted or purported to be granted by the Collateral Documents, such successor Administrative Agent shall succeed to and become vested with all the rights, powers, discretion, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from all of its duties and obligations under this Agreement and the other Loan Documents. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative Agent as to less than all of the Facilities and upon the execution and filing or recording of such financing statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or as the Required Lenders may request, in order to continue the perfection of the Liens granted or purported to be granted by the Collateral Documents, such successor Administrative Agent shall succeed to and become vested with all the rights, powers, discretion, privileges and duties of the retiring Administrative Agent as to such Facilities, other than with respect to funds transfers and other similar aspects of the administration of Borrowings under such Facilities, issuances of Letters of Credit (notwithstanding any resignation as Administrative Agent with respect to the Letter of Credit Facility) and payments by the Borrowers in respect of such Facilities, and the retiring Administrative Agent shall be discharged from its duties and obligations under this Agreement as to such Facilities, other than as aforesaid. After any retiring Administrative Agent's resignation or removal hereunder as Administrative Agent as to all of the Facilities, the provisions of this Article 10 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent as to any Facilities under this Agreement.

     SECTION  10.7  Events of  Default.

     The Administrative Agent shall not be deemed to have knowledge of the occurrence of a Default (other than the non-payment of principal of or interest on Loans) unless the Administrative Agent has received notice from a Lender or the Borrowers specifying such Default and stating that such notice is a "Notice of Default". In the event that the Administrative Agent receives such a notice of the occurrence of a Default, the Administrative Agent shall give notice thereof to the Lenders (and shall give each Lender notice of each such non-payment). The Administrative Agent shall (subject to Section 10.1(b) hereof) take such action with respect to such Default as shall be directed by the Required Lenders.

                                   ARTICLE 11

                                  MISCELLANEOUS

     SECTION 11.1  Amendments,  Etc.

     No amendment or waiver of any provision of this Agreement or the Notes or any other Loan Document, nor consent to any departure by the Borrowers therefrom, shall in any event be effective unless the same shall be in writing and signed (or, in the case of the Collateral Documents, consented to) by the Required Lenders and Revolving Credit Lenders holding 100% (or if there are more than two (2) Lenders, greater than 50%) of the aggregate Revolving Credit Commitments, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that (a) no amendment, waiver or consent shall, unless in writing and signed by all of the Lenders (other than any Lender Party that is, at such time, a Defaulting Lender), do any of the following at any time: (i) change the percentage of (A) the Commitments, (B) the aggregate unpaid principal amount of the Advances or (C) the aggregate Available Amount of outstanding

Letters of Credit that, in each case, shall be required for the Lenders or any of them to take any action hereunder; (ii) release all or substantially all of the Collateral in any transaction or series of related transactions or permit the creation, incurrence, assumption or existence of any Lien on any material portion of the Collateral in any transaction or series of related transactions to secure any liabilities or obligations other than Obligations owing to the Secured Parties under the Loan Documents; (iii) release any of the Guarantors from their Subsidiary Guaranty; (iv) amend this Section 11.1 or the definition of Required Lenders; or (v) limit the liability of any Loan Party under any of the Loan Documents and (b) no amendment, waiver or consent shall, unless in writing and signed by the Required Lenders and each Lender that has a Commitment under the Revolving Credit Facility if affected by such amendment, waiver or consent, (i) increase the Commitments of such Lender or subject such Lender to any additional obligations, (ii) reduce the principal of, or interest on, the Notes held by such Lender or any fees or other amounts payable hereunder to such Lender, (iii) change any date fixed for any payment of principal of, or interest on, the Notes held by such Lender or any fees or other amounts payable hereunder to such Lender or (iv) change the order of application of any prepayment set forth in Section 2.6 in any manner that materially affects such Lender; provided, further, that no amendment, waiver or consent shall, unless in writing and signed by the Issuing Bank, in addition to the Lenders required above to take such action, affect the rights or obligations of the Issuing Bank, as the case may be, under this Agreement or any other Loan Document; and provided, further, that no amendment, waiver or consent shall, unless in writing and signed by the Administrative Agent in addition to the Lenders required above to take such action, affect the rights or duties of the Administrative Agent under this Agreement or any other Loan Document.

     SECTION 11.2 Notices Etc.

     All notices and other communications provided for hereunder shall be in writing (including telegraphic, telecopy or telex communication) and mailed, telegraphed, telecopied, telexed or delivered, by overnight courier services or personally served,

               (a) if to any Borrower:

                   c/o MediaBay, Inc.
                   2 Ridgedale Avenue - Suite 300
                   Cedar Knolls, New Jersey 07929
                   Attention:  Mr. Norton Herrick
                               Chairman
                   Telephone No.: (973) 539-9528
                   Facsimile No.:   (973) 539-1273

                   with a copy to:

                          Blank Rome Tenzer Greenblatt LLP
                          405 Lexington Avenue
                          New York, New York  10174
                          Attention:   Robert J. Mittman, Esq.
                          Telephone No.: (212) 885-5555
                          Facsimile No.:   (212) 885-5001

               (b) if to the Administrative Agent:

                        ING (U.S.) Capital LLC
                        1325 Avenue of the Americas
                        New York, New York  10019
                        Attention:  Chief Credit Officer
                        Telephone No.: (212) 409-1814
                        Facsimile No.:   (212) 409-5845

                with copies to:

                        ING (U.S.) Capital LLC
                        Atlanta Office
                        200 Galleria Parkway - Suite 950
                        Atlanta, Georgia 30339
                        Attention :  John Lanier
                        Telephone No.: (770) 984-4508
                        Facsimile No.: (770) 951-1005

                and


                        Winston & Strawn
                        200 Park Avenue
                        New York, New York 10166
                        Attention: Robert Ericson, Esq.
                        Telephone No.: (212) 294-6741
                        Facsimile No.:  (212) 294-4700

               (c) if to any Lender or the Issuing Bank, at its Domestic Lending Office specified opposite its name on Schedule I attached hereto.

               (d) if to any other Lender Party, at its Domestic Lending Office specified in the Assignment and Acceptance pursuant to which it became a Lender Party;

or, as to any Borrower or the Administrative Agent, at such other address as shall be designated by such party in a written notice to the other parties and, as to each other party, at such other address as shall be designated by such party in a written notice to the Borrowers and the Administrative Agent. All such notices and communications shall, (i) when mailed by certified mail, return receipt requested, be effective three (3) days after mailing, (ii) when telegraphed, telecopied or telexed be effective upon delivery to the telegraph company, upon transmission by telecopier or upon confirmation by telex answerback, (iii) when delivered in person, be effective when delivered, and
(iv) when delivered by overnight courier, be effective two (2) Business Days after delivery to the courier properly addressed, except that notices and communications to the Administrative Agent pursuant to Article 2, 3 or 10 shall not be effective until received by the Administrative Agent. Delivery by telecopier of an executed counterpart of this Agreement, the Notes or any other Loan Document or of any Exhibit hereto or thereto or of any amendment or waiver of any provision thereof shall be as effective as delivery of a manually executed counterpart thereof.

     SECTION 11.3 No Waiver; Remedies;  Counterclaims.

     No failure on the part of any Lender Party or the Administrative Agent to exercise, and no delay in exercising, any right hereunder or under any Note or under any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law or in equity. The due payment and performance of the Obligations shall be without regard to any counterclaim, right of offset or any other claim whatsoever that any Borrower or other Loan Party may have against any Lender Party or the Administrative Agent and without regard to any other obligation of any nature whatsoever that any Lender Party or the Administrative Agent may have to any Borrower or Loan Party, and no such counterclaim or offset shall be asserted by any Borrower (unless such counterclaim or offset would, under applicable law, be permanently and irrevocably lost if not brought in such action) in any action, suit or proceeding instituted by any Lender Party or the Administrative Agent for payment or performance of the Obligations.

     SECTION 11.4 Costs and Expenses.

     (a) Each Borrower, jointly and severally, agrees to pay on demand (i) all reasonable costs and expenses of the Lenders in connection with the preparation, execution, delivery, administration, modification and amendment of the Loan Documents (including, without limitation, (A) all reasonable due diligence, collateral review, syndication (including printing, distribution and bank meetings), transportation, computer, duplication, appraisal, audit, insurance, consultant, search, filing and recording fees and expenses, (B) the fees and expenses of counsel for the Lenders with respect thereto, including advising the Lenders as to their rights and responsibilities, or the perfection, protection or preservation of rights or interests under the Loan Documents, negotiating with any Loan Party or with other creditors of any Loan Party or any of its Subsidiaries arising out of any Default or any events or circumstances that may give rise to a Default, and presenting claims in or otherwise participating in or monitoring any bankruptcy, insolvency or other similar proceeding involving creditors' rights generally and any proceeding ancillary thereto) and, (C) all costs and expenses of the Administrative Agent and the Lender in connection with the enforcement of the Loan Documents, whether in any action, suit or litigation or any bankruptcy, insolvency or other similar proceeding affecting creditors' rights generally or otherwise (including, without limitation, the fees and expenses of counsel for the Administrative Agent and each Lender with respect thereto).

     (b) Each  Borrower,  jointly and  severally,)  agrees to indemnify and hold harmless the Administrative Agent, each Lender Party and each of their respective Affiliates and their respective officers, directors, employees, agents and advisors (each, an "Indemnified Party") from and against any and all claims, damages, losses, liabilities and expenses (including, without limitation, reasonable fees and expenses of counsel) that may be incurred by or asserted or awarded against any Indemnified Party, in each case arising out of or in connection with or by reason of, or in connection with the preparation for a defense of, any commenced or threatened investigation, litigation or proceeding arising out of, related to or in connection with (and whether under any federal securities law or any other statute of any jurisdiction or any regulation or at common) law or otherwise against any Indemnified Party, (i) the Transaction or any other transaction of any Borrower or any of its Subsidiaries or other Affiliates and any of the other transactions contemplated by the Loan Documents, (ii) any Permitted Acquisition and any other acquisition or proposed acquisition or similar business combination or proposed business combination by any Borrower or any of its Subsidiaries or other Affiliates of all or any portion of the shares of capital stock or substantially all of the property and assets of any other Person or any acts, practices or omissions of any Borrower, any of its Subsidiaries or its agents related thereto, or any withdrawals, termination or cancellation of any such proposed transaction for any reason,
(iii) the Facilities, the actual or proposed use of the proceeds of the Advances or the Letters of Credit by any Borrower or any of its Subsidiaries or other Affiliates and any of the other transactions contemplated by the Loan Documents, or (iv) the actual or alleged presence of Hazardous Materials on any property of any Loan Party or any of its Subsidiaries or any Environmental Action relating in any way to any Loan Party or any of its Subsidiaries, in each case whether or not such investigation, litigation or proceeding is brought by any Loan Party, its directors, officers, employees, stockholders or creditors or an Indemnified Party or any Indemnified Party is otherwise a party thereto and whether or not the Transaction or any other transaction contemplated hereby is consummated, except to the extent such claim, damage, loss, liability or expense is found in a final, non-appealable judgment by a court of competent jurisdiction to have resulted from such Indemnified Party's gross negligence or willful misconduct. Each Borrower also agrees not to assert any claim against the Administrative Agent, any Lender Party or any of their respective Affiliates, or any of their respective officers, directors, employees, attorneys and agents, on any theory of liability, for special, indirect, consequential or punitive damages arising out of or otherwise relating to the Acquisitions, the Facilities, the actual or proposed use of the proceeds of the Advances or the Letters of Credit, the Loan Documents or any of the Transaction or other transactions contemplated thereby, other than claims for direct, as opposed to consequential, damages.

     (c) If any Loan Party fails to pay when due any costs, expenses or other amounts payable by it under any Loan Document, including, without limitation, fees and expenses of counsel and indemnities, such amount may be paid on behalf of such Loan Party by the Administrative Agent, in its sole discretion.

     (d) Without prejudice to the survival of any other agreement of any Loan Party hereunder or under any other Loan Document, the agreements and obligations of each Borrower contained in Sections 2.9 and 2.11 and this Section 11.4 shall survive the payment in full of principal, interest and all other amounts payable hereunder and under any of the other Loan Documents.

     SECTION  11.5  Right of  Set-off.

     Upon (a) the occurrence and during the continuance of any Event of Default and (b) the making of the request or the granting of the consent specified by
Article 9 to authorize the Administrative Agent to declare the Notes due and payable pursuant to the provisions of Article 9, each Lender Party and each of its respective Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and otherwise apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Lender Party or such Affiliate to or for the credit or the account of any Borrower or any of its Subsidiaries against any and all of the Obligations of any Borrower now or hereafter existing under this Agreement and the Note or

Notes (if any) held by such Lender Party, irrespective of whether such Lender Party shall have made any demand under this Agreement or such Note or Notes and although such obligations may be unmatured. Each Lender Party agrees promptly to notify the Borrowers and the Administrative Agent after any such set-off and application; provided, however, that the failure to give such notice shall not affect the validity of such set-off and application. The rights of each Lender Party and its respective Affiliates under this Section are in addition to other rights and remedies (including, without limitation, other rights of set-off) that such Lender Party and its respective Affiliates may have at law, in equity or otherwise.

     SECTION 11.6 Binding Effect.

     This Agreement shall become effective when it shall have been executed by each Borrower and the Administrative Agent and when the Administrative Agent shall have been notified by each Initial Lender and the Initial Issuing Bank that each such Initial Lender and the Initial Issuing Bank has executed it and thereafter shall be binding upon and inure to the benefit of each Borrower, the Administrative Agent and each Lender Party and their respective successors and assigns, except that no Borrower shall not have the right to assign any of its rights hereunder or any interest herein without the prior written consent of the Lender Parties.

     SECTION 11.7 Assignments and Participations.

     (a) Each Lender may assign to one or more Eligible Assignees all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Commitment or Commitments, the Advances owing to it and the Note or Notes held by it); provided, however, that (i) without the prior written consent of the Administrative Agent (which may be withheld for any reason) each such assignment shall be of a uniform, and not a varying, percentage of all rights and obligations under and in respect of each of the Facilities on a pro rata basis with respect to each Facility, and no Facility may be assigned in full or in part without a contemporaneous assignment to the same assignee of each of the other Facilities, (ii) except in the case of an assignment to a Person that, immediately prior to such assignment, was a Lender or an assignment of all of a Lender's rights and obligations under this Agreement, the amount of the Commitment of the assigning Lender being assigned pursuant to each such assignment (determined as of the date of the Assignment and Acceptance with respect to such assignment) shall in no event be less than $5,000,000, (iii) no such assignments shall be permitted without the prior consent of the Administrative Agent (which may be withheld for any reason) until the Administrative Agent shall have notified the Lender Parties that syndication of the Commitments hereunder has been completed, but in any event not later than 90 days following the Effective Date, (iv) no such assignment shall be permitted if, immediately after giving effect thereto, any Borrower would be required to make payments to or on behalf of the assignee Lender Party pursuant to Section 2.9(a) or (b) and the assignor Lender Party was not, at the time of such assignment, entitled to receive any payment pursuant to Section 2.9(a) or (b), and (v) the parties to each such assignment shall execute and deliver to the Administrative Agent, for its acceptance and recording in the Register, an Assignment and Acceptance, together with any Note or Notes subject to such assignment and a processing and recordation fee of $3,500.

     (b) Upon such execution, delivery, acceptance and recording, from and after the effective date specified in such Assignment and Acceptance, (x) the assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment and Acceptance, have the rights and obligations of a Lender or Issuing Bank, as the case may be, hereunder and (y) the Lender or Issuing Bank assignor thereunder shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights and be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Lender's or Issuing Bank's rights and obligations under this Agreement, such Lender or Issuing Bank shall cease to be a party hereto).

     (c) By executing and delivering an Assignment and Acceptance, the Lender Party assignor thereunder and the assignee thereunder confirm to and agree with each other and the other parties hereto as follows: (i) other than as provided in such Assignment and Acceptance, such assigning Lender Party makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or any other Loan Document or the execution, legality, validity, enforceability, genuineness, sufficiency or value of, or the perfection or priority of any lien or security interest created or purported to be created under or in connection with, this Agreement or any other Loan Document or any other instrument or document furnished pursuant hereto or thereto; (ii) such assigning Lender Party makes no representation or warranty and assumes no responsibility with respect to the financial condition of any Borrower or any other Loan Party or the performance or observance by any Loan Party of any of its obligations under any Loan Document or any other instrument or document furnished pursuant thereto; (iii) such assignee confirms that it has received a copy of this Agreement, together with copies of the financial statements referred to in Section 4.6 and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance; (iv) such assignee will, independently and without reliance upon the Administrative Agent, such assigning Lender Party or any other Lender Party and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement; (v) such assignee confirms that it is an Eligible Assignee; (vi) such assignee appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under this Agreement and the other Loan Documents as are delegated to the Administrative Agent by the terms hereof and thereof, together with such powers and discretion as are reasonably incidental thereto; and (vii) such assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of this Agreement are required to be performed by it as a Lender or Issuing Bank, as the case may be.

     (d) The  Administrative  Agent shall maintain at its address referred to in
Section 11.2 a copy of each Assignment and Acceptance delivered to and accepted by it and a register for the recordation of the names and addresses of the Lender Parties and the Commitment under each Facility of, and principal amount of the Advances owing under each Facility to, each Lender Party from time to time (the "Register"). The entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and the Borrowers, the Administrative Agent and the Lender Parties may treat each Person whose name is recorded in the Register as a Lender Party hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Borrowers or any Lender Party at any reasonable time and from time to time upon reasonable prior notice.

     (e) Upon its receipt of an Assignment and Acceptance executed by an assigning Lender Party and an assignee, together with any Note or Notes subject to such assignment and the appropriate processing and reconciliation fee, the Administrative Agent shall, if such Assignment and Acceptance has been completed and is in substantially the form of Exhibit A hereto, (i) accept such Assignment and Acceptance, (ii) record the information contained therein in the Register and (iii) give prompt notice thereof to the Borrowers. In the case of any assignment by a Lender, within five (5) Business Days after its receipt of such notice, the Borrowers, at their own expense, shall execute and deliver to the Administrative Agent in exchange for the surrendered Note or Notes a new Note to the order of such Eligible Assignee in an amount equal to the Commitment assumed by it under a Facility pursuant to such Assignment and Acceptance and, if the assigning Lender has retained a Commitment hereunder under such Facility, a new Note to the order of the assigning Lender in an amount equal to the Commitment retained by it hereunder. Such new Note or Notes shall be in an aggregate principal amount equal to the aggregate principal amount of such surrendered Note or Notes, shall be dated the effective date of such Assignment and Acceptance and shall otherwise be in substantially the form of Exhibit B hereto.

     (f) The Issuing Bank may assign to an Eligible Assignee all of its rights and obligations under the undrawn portion of its Letter of Credit Commitment at any time; provided, however, that (i) each such assignment shall be to an Eligible Assignee and (ii) the parties to each such assignment shall execute and deliver to the Administrative Agent, for its acceptance and recording in the Register, an Assignment and Acceptance, together with a processing and recordation fee of $3,500.

     (g) Each Lender Party may sell participations to one or more Persons (other than any Loan Party or any of its Affiliates) in or to all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Commitments, the Advances owing to it and the Note or Notes, if any, held by it) at any time and from time to time and without the consent of or notice to any Borrower or any Guarantor; provided, however, that (i) such Lender Party's obligations under this Agreement (including, without limitation, its Commitments) shall remain unchanged, (ii) such Lender Party shall remain solely responsible to the other parties hereto for the performance of such obligations, (iii) such Lender Party shall remain the holder of any such Note for all purposes of this Agreement, (iv) the Borrowers, the Administrative Agent and the other Lender Parties shall continue to deal solely and directly with such Lender Party in connection with such Lender Party's rights and obligations under this Agreement and (v) no participant under any such participation shall have any right to approve any amendment, waiver or other modification of any provision of this Agreement or any other Loan Document, or any consent to any departure by any Loan Party therefrom, except to the extent that such amendment, waiver, modification or consent would reduce the principal of, or interest on, the Notes or any fees or other amounts payable hereunder, in each case to the extent subject to such participation, postpone any date fixed for any payment of principal of, or interest on, the Notes or any fees or other amounts payable hereunder, in each case to the extent subject to such participation, or release all or substantially all of the Collateral.

     (h) Any Lender Party may, in connection with any assignment or participation or proposed assignment or participation pursuant to this Section 11.7, disclose to the assignee or participant or proposed assignee or participant, any information relating to the Borrowers furnished to such Lender Party by or on behalf of the Borrowers; provided, however, that, prior to any such disclosure, the assignee or participant or proposed assignee or participant shall agree to preserve the confidentiality of any Confidential Information received by it from such Lender Party.

     (i) Notwithstanding any other provision set forth in this Agreement, any Lender Party may at any time create a security interest in all or any portion of its rights under this Agreement (including, without limitation, the Advances owing to it and the Note or Notes held by it) in favor of any Federal Reserve Bank in accordance with Regulation A of the Board of Governors of the Federal Reserve System.

     SECTION 11.8 Execution in  Counterparts.

     This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be as effective as delivery of a manually executed counterpart of this Agreement.

     SECTION 11.9 No Liability of the Issuing Bank.

     Each Borrower, jointly and severally, assumes all risks of the acts or omissions of any beneficiary or transferee of any Letter of Credit with respect to its use of such Letter of Credit. Neither the Issuing Bank nor any of its officers, directors, employees or agents shall be liable or responsible for: (a) the use that may be made of any Letter of Credit or any acts or omissions of any beneficiary or transferee in connection therewith; (b) the validity, sufficiency or genuineness of documents, or of any endorsement thereon, even if such documents should prove to be in any or all respects invalid, insufficient, fraudulent or forged; (c) payment by the Issuing Bank against presentation of documents that do not comply with the terms of a Letter of Credit, including failure of any documents to bear any reference or adequate reference to the Letter of Credit; or (d) any other circumstances whatsoever in making or failing to make payment under any Letter of Credit, except that the Borrowers shall have a claim against the Issuing Bank, and the Issuing Bank shall be liable to the Borrowers, to the extent of any direct, but not consequential, damages suffered by the Borrowers that the Borrowers prove were caused by (i) the Issuing Bank's willful misconduct or gross negligence in determining whether documents presented under any Letter of Credit comply with the terms of the Letter of Credit or (ii) the Issuing Bank's willful failure to make lawful payment under a Letter of Credit after the presentation to it of a draft and certificates strictly complying with the terms and conditions of the Letter of Credit. In furtherance and not in limitation of the foregoing, the Issuing Bank may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary.

     SECTION 11.10  Confidentiality.

     Neither the Administrative Agent nor any Lender Party shall disclose any Confidential Information to any Person without the consent of the Borrowers, other than (a) to the Administrative Agent or to the Administrative Agent's or such Lender Party's Affiliates and their officers, directors, employees, agents and advisors and to actual or prospective Eligible Assignees and participants, and then only on a confidential basis, (b) as required by any law, rule or regulation or judicial process and (c) as requested or required by any state, federal or foreign authority or examiner regulating banks or banking. In the event
of  any  required   disclosure  under  clauses  (a),  (b),  or  (c)  above,  the
Administrative Agent and the other Lender Parties agree to use reasonable efforts to inform the Borrowers as promptly as practicable prior to the disclosure of any such Confidential Information.

     SECTION 11.11 Survival of Agreements and Representations; Construction.

     All agreements, representations and warranties made herein shall survive the delivery of this Agreement and the Notes. The headings used in this Agreement and the table of contents are for convenience only and shall not be deemed to constitute a part hereof

     SECTION 11.12 Assurances.

     (a) At any time and from time to time, upon the request of the Administrative Agent, the Borrowers and each other Loan Party shall execute, deliver and acknowledge or cause to be executed, delivered and acknowledged, such further documents and instruments and do such other acts and things as the Administrative Agent may reasonably request in order to fully effect the purposes of this Agreement, the other Loan Documents and any other agreements, instruments and documents delivered pursuant hereto or in connection with the Loans, including, without limitation, the execution and delivery to the Administrative Agent of mortgages in form and substance satisfactory to the Administrative Agent covering all real property or interests therein acquired by any Borrower or other Loan Party, and all leases of real property entered into by any Borrower or other Loan Party as tenant or lessee, after the date of this Agreement, promptly after such acquisition or the entering into of any such lease.

     (b) Upon receipt of an affidavit of an officer of the Administrative Agent or any Lender as to the loss, theft, destruction or mutilation of any Note or Collateral Document which is not of public record, and, in the case of any such mutilation, upon the surrender and cancellation of such Note or Collateral Document, the Borrowers will issue, in lieu thereof, a replacement Note or other Collateral Document in the same principal amount thereof (in the case of any Note) and otherwise of like tenor.

     SECTION 11.13 Severability.

     The provisions of this Agreement are severable, and if any clause or provision hereof shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision in this Agreement in any jurisdiction. Each of the covenants, agreements and conditions contained in this Agreement is independent and compliance by any Borrower with any of them shall not excuse non-compliance by any Borrower with any other. All covenants hereunder shall be given independent effect so that if a particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or be otherwise within the limitations of, another covenant shall not avoid the occurrence of a Default or an Event of Default if such action is taken or condition exists.

SECTION 11.14     JURISDICTION, ETC.

     (a) EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF ANY NEW YORK STATE COURT OR FEDERAL COURT OF THE UNITED STATES OF AMERICA SITTING IN NEW YORK CITY, NEW YORK AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS TO WHICH IT IS A PARTY, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH NEW YORK STATE COURT OR, TO THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL
JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AGREEMENT SHALL AFFECT ANY RIGHT THAT ANY LENDER PARTY MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS IN THE COURTS OF ANY JURISDICTION.

     (b) EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT IT MAY LEGALLY AND EFFECTIVELY DO SO, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS TO WHICH IT IS A PARTY IN ANY NEW YORK STATE OR FEDERAL COURT. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

     SECTION 11.15 GOVERNING LAW. THIS AGREEMENT, THE NOTES AND THE OTHER LOAN DOCUMENTS (OTHER THAN THE MORTGAGES WHICH SHALL BE GOVERNED BY THE LAW OF THE JURISDICTION WHERE THE PROPERTY COVERED THEREBY IS LOCATED) SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ITS RULES PERTAINING TO CONFLICTS OF LAWS OTHER THAN GENERAL OBLIGATIONS LAW SECTION 5-1401.

     SECTION 11.16 WAIVER OF JURY TRIAL. EACH OF THE BORROWERS, THE LOAN PARTIES, THE ADMINISTRATIVE AGENT AND THE LENDER PARTIES VOLUNTARILY, INTENTIONALLY AND IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS, THE ADVANCES OR THE ACTIONS OF THE ADMINISTRATIVE AGENT OR ANY LENDER PARTY IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT

THEREOF. THIS WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR THE LENDER PARTIES AND THE ADMINISTRATIVE AGENT TO ENTER INTO THIS AGREEMENT AND TO MAKE ADVANCES HEREUNDER.

     SECTION 11.17 FINAL AGREEMENT.

     THIS WRITTEN AGREEMENT, THE NOTES AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. THE PARTIES HERETO ACKNOWLEDGE AND AFFIRM THE STATEMENT MADE IN THE PRECEDING SENTENCE.

     SECTION 11.18 Amendment,  Restatement and Waiver.

     (a) On and after the date on which all of the conditions precedent set forth in Section 3.1 of this Agreement are satisfied or waived (the "Effective Date"), this Agreement will automatically and without further action of any kind amend and restate in its entirety the Prior Credit Agreement and, upon the Effective Date, the terms and provisions of the Prior Credit Agreement shall, subject to this Section 11.18, be superseded hereby; provided, however, that notwithstanding the amendment and restatement of the Prior Credit Agreement by this Agreement, the Loan Parties shall continue to be liable to Fleet and each Lender Party (as each such term is defined in the Prior Credit Agreement) with respect to agreements on the part of the Loan Parties under the Prior Credit Agreement to indemnify and hold Fleet (individually and as Administrative Agent) and such Lender Parties harmless from and against all claims, demands, liabilities, damages, losses, costs, charges and expenses to which Fleet (individually and as Administrative Agent) or any such Lender Party may be subject arising in connection with any action taken, failure to take action or transaction contemplated in or under the Prior Credit Agreement during the period that such agreement was in effect. Without limiting the generality of the foregoing, Sections 2.10, 2.12 and 11.4 of the Prior Credit Agreement shall not be superseded, modified or otherwise affected by this Agreement.

     (b)  Notwithstanding  the  amendment  and  restatement  of the Prior Credit
Agreement by this Agreement, the Loans under, and as defined in, the Prior Credit Agreement ("Continuing Loans") owing to the Lenders by MediaBay will remain outstanding as of the date hereof, and will remain outstanding as of the Effective Date, and will constitute continuing Obligations of each of the Borrowers hereunder and will continue to be secured by the Collateral.

     (c) The Continuing Loans and the Liens securing payment thereof shall in all respects be continuing, and this Agreement shall not be deemed to evidence or result in a novation or repayment and re-borrowing of the Continuing Loans. In furtherance of and without limiting the foregoing, (i) all amounts owing with respect to the Continuing Loans, other than the principal amount thereof, but including, accrued interest, fees and expenses with respect to the Continuing Loans, shall have been paid in accordance with the Prior Credit

Agreement for periods prior to the Effective Date and (ii) from and after the Effective Date, the terms, conditions, and covenants governing the Continuing Loans shall be solely as set forth in this Agreement, which shall supersede the Prior Credit Agreement in its entirety, provided, however, that any bailee letters, landlord waivers, bank agency agreements, insurance loss payee endorsements and other like documents evidencing the Lenders security interest in the Collateral delivered in connection with the Prior Credit Agreement, to the extent not specifically amended and restated by the terms hereof, shall remain valid and enforceable and ING (U.S.) Capital LLC, as successor administrative agent to Fleet National Bank, shall be deemed to be the administrative agent thereunder.

     (d) As of the date hereof, Borrower and Guarantors acknowledge that there exist Defaults and Events of Default under the Prior Credit Agreement and each such Default or Event of Default is set forth in the Prior Loan Default Letter. The Administrative Agent and Lenders hereby acknowledge the existence of such Defaults and Events of Default and waive such Defaults and Events of Default under the Prior Credit Agreement; provided, however, that nothing contained herein shall operate as a waiver with respect to any other Default or Event of Default other than those expressly enumerated in the Prior Loan Default Letter nor does it constitute a waiver any Defaults or Events of Default occurring after the date hereof. Upon the effectiveness of this Agreement, the Loan Parties represent and warrant that there are no other Defaults or Events of Default under this Agreement or any other Loan Document.

                            [SIGNATURE PAGES FOLLOW]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.


                                       MEDIABAY, INC.


                                       By:
                                           ------------------------------------

                                       Title:
                                              ---------------------------------



                                       RADIO SPIRITS, INC.


                                       By:
                                           ------------------------------------

                                       Title:
                                              ---------------------------------



                                       AUDIO BOOK CLUB, INC.



                                       By:
                                           ------------------------------------

                                       Title:
                                              ---------------------------------

                                       ING (U.S.) CAPITAL LLC,

                                       as Administrative Agent


                                       By:
                                           ------------------------------------


                                       Title:
                                              ---------------------------------

                                       LENDERS:


                                       ING (U.S.) CAPITAL LLC

                                       By:
                                           ------------------------------------


                                       Title:
                                              ---------------------------------


                                       ARK CLO 2000-1, Limited


                                       By:  PATRIARCH PARTNERS, LLC,

                                       its Collateral manager


                                           By:
                                               --------------------------------


                                           Title:
                                                 ------------------------------